                                                              File No. 811-3225
                                                              File No. 2-73223
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]
                     Post-Effective Amendment No.   23                     [X}
                                                 ----------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]
                                    Amendment No.   23                     [X}
                                                 ----------

                        (Check appropriate box or boxes)

                          SECURITY MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3127

                                                   Copies To:

        James R. Schmank, President                Amy J. Lee, Secretary
        Security Municipal Bond Fund               Security Municipal Bond Fund
        One Security Benefit Place                 One Security Benefit Place
        Topeka, KS 66636-0001                      Topeka, KS 66636-0001
        (Name and address of Agent for Service)

Approximate date of proposed public offering: May 1, 2002

It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b)
[X]   on May 1, 2002, pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on May 1, 2002, pursuant to paragraph (a)(1)
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on May 1, 2002, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ]   this  post-effective  amendment  designates  a new  effective  date  for a previously filed post-effective amendment

                          SECURITY MUNICIPAL BOND FUND

                                    FORM N-1A

                   PART B. STATEMENT OF ADDITIONAL INFORMATION

ITEM 22. FINANCIAL STATEMENTS

Security  Municipal  Bond Fund's Annual Report for the period ended December 31,
2001 is  incorporated  herein by reference  to the  Registrant's  N-30D  filing,
Registration No. 2-73223 (filed March 7, 2002).

                                SECURITY FUNDS(SM)

                                   PROSPECTUS

                                   MAY 1, 2002

o        Security Diversified Income Fund
     (Formerly U.S. Government Fund)

o        Security High Yield Fund

o        Security Municipal Bond Fund

o        Security Cash Fund

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  The Securities and Exchange  Commission has not approved or disapproved  these securities  or passed upon the  accuracy or adequacy of this  prospectus.  Any representation to the contrary is a criminal offense.
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    Special Risks Associated with

INVESTMENT POLICIES AND

    When-Issued Securities and
      Forward Commitment Contracts.....................  24
    Portfolio Turnover.................................  24

FINANCIAL HIGHLIGHTS...................................  24

APPENDIX A
    Description of Short-Term Instruments..............  30
    Description of Commercial Paper Ratings............  30
    Description of Corporate Bond Ratings..............  30

APPENDIX B
    Description of Municipal Bond Ratings..............  32
    Ratings of Short-Term Securities...................  33

APPENDIX C
    Reduced Sales Charges..............................  34
SECURITY CASH FUND APPLICATION.........................  36

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FUNDS' OBJECTIVES

Described below are the investment objectives for each of the Funds. Each Fund's
Board  of  Directors  may  change  the  Fund's   investment   objective  without
shareholder  approval.  As with any  investment,  there can be no guarantee  the
Funds will achieve their investment objectives.

SECURITY DIVERSIFIED INCOME FUND -- The Diversified Income Fund seeks to provide a high level of interest income with security of principal.

SECURITY  HIGH YIELD FUND -- The High  Yield  Fund  seeks high  current  income.
Capital appreciation is a secondary objective.

SECURITY  MUNICIPAL BOND FUND -- The Municipal Bond Fund seeks to obtain as high a level of  interest  income  exempt from  regular  federal  income  taxes as is consistent with preservation of stockholders' capital.

SECURITY  CASH FUND -- The Cash Fund seeks as high a level of current  income as is consistent with preservation of capital and liquidity.

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  WHAT DOES IT MEAN TO  "PRESERVE  CAPITAL"?  CAPITAL,  also  called  PRINCIPAL, refers to the amount of money that you invest in a fund. If you choose to have your dividends and other  distributions  reinvested in additional  shares of a fund, the amount of the distributions will be added to your initial investment to increase the amount of your capital.  A fund that seeks to preserve capital
  attempts  to  conserve  the  investor's   purchase   payments  and  reinvested
  dividends. However, there can be no assurance that any fund will be successful in preserving your capital.
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FUNDS' PRINCIPAL
INVESTMENT STRATEGIES

SECURITY DIVERSIFIED INCOME FUND -- The Fund pursues its objective, under normal circumstances,  by investing primarily in a diversified  portfolio of investment grade debt securities.  The Fund expects to maintain a weighted average duration of 3 to 10 years.  The debt  securities in which the Fund invests will primarily be  domestic  securities,  but  may  also  include  dollar  denominated  foreign securities.  To manage risk, Security  Management Company,  LLC (the "Investment
Manager")  diversifies  the Fund's  holdings  among asset classes and individual securities.  Some of the asset  classes in which the Fund  invests  may  include investment  grade corporate debt  securities,  high yield debt securities  (also known as "junk bonds"), investment grade mortgage-backed securities,  investment grade asset-backed securities, and U.S. Government securities.

The Fund may also  invest  a  portion  of its  assets  in  options  and  futures contracts. These instruments may be used to hedge the Fund's portfolio,  enhance income,  or as a substitute for purchasing or selling  securities.  The Fund may invest in restricted securities as described under "Main Risks," page 5.

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  DEBT SECURITIES,  which are also called BONDS or DEBT OBLIGATIONS,  are like a loan.  The  issuer  of the  bond,  which  could  be  the  U.S.  Government,  a corporation,  or a city or state,  borrows money from  investors and agrees to pay back the loan  amount  (the  PRINCIPAL)  on a certain  date (the  MATURITY
  DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan.  Some  bonds,  such as ZERO COUPON  BONDS,  do not pay interest,  but instead pay back more at maturity than the original loan.  Most bonds pay a fixed rate of interest (or income),  although some bonds' interest rates may adjust periodically based upon a market rate.  Payment-in-kind bonds pay interest in the form of additional securities.

  INVESTMENT GRADE SECURITIES are debt securities that have been determined by a rating  agency to have a medium to high  probability  of being paid,  although there is always a risk of default.  Investment grade securities are rated BBB,
  A, AA or AAA by Standard & Poor's  Corporation  and Fitch  Investors  Service,
  Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.
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The Investment  Manager uses a "bottom-up"  approach in selecting  asset classes and securities.  The Investment Manager emphasizes  rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes  looking at factors  such as an issuer's  management  experience,  cash flow,  position in its market,  capital structure,  general economic factors and market conditions, as well as world market conditions.

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  BOTTOM-UP  APPROACH  means that the  Investment  Manager  looks  primarily  at individual issuers against the context of broader market factors.  Some of the factors  which  the  Investment  Manager  looks at when  analyzing  individual issuers include relative earnings growth,  profitability  trends, the issuer's financial strength, valuation analysis and strength of management.
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To determine the relative value of a security,  the Investment  Manager compares the credit risk and yield of the  security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower  yields than lower  quality  securities.  Based upon  current  market conditions,  the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.

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  CREDIT  QUALITY RATING is a measure of the issuer's  expected  ability to make all required interest and principal payments in a timely manner.

  An issuer with the highest credit rating has a very strong degree of certainty
  (or  safety)  with  respect  to  making  all  payments.  An  issuer  with  the second-highest  credit rating has a strong capacity to make all payments,  but the  degree of safety is  somewhat  less.  An issuer  with the  lowest  credit quality  rating may be in default or have  extremely  poor prospects of making timely  payment of interest  and  principal.  See  Appendix A and B for a more complete discussion of the meaning of the different credit quality ratings.
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The Investment Manager may determine to sell a security (1) if it can purchase a security with a better  relative  value;  (2) if a security's  credit rating has been changed; (3) if the Investment Manager believes diversification of the Fund is  compromised  due to  mergers  or  acquisitions;  or (4) to  meet  redemption requests.

Under adverse market conditions, the Fund could invest some or all of its assets in cash and debt  obligations  consisting  of  repurchase  agreements  and money market  instruments  of foreign or  domestic  issuers  and the U.S.  and foreign governments.  Although  the Fund would do this only in seeking to avoid  losses, the Fund may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY HIGH YIELD FUND -- The Fund pursues its objective by investing at least
80% of  its  net  assets,  under  normal  circumstances,  in a  broad  range  of high-yield, high risk debt securities rated in medium or lower rating categories or  determined by the  Investment  Manager to be of  comparable  quality  ("junk bonds"). However, the Fund will not invest in debt securities which, at the time of purchase, are rated in default. The debt securities in which the Fund invests will primarily be domestic  securities,  but may also include dollar denominated foreign securities. The Fund may also invest in equity securities and securities with equity  characteristics,  including common and preferred  stocks,  American
Depositary Receipts, warrants and rights, exchange-traded real estate investment trusts ("REITS") and in a variety of investment companies that seek to track the performance of a specific index. The Fund's average dollar weighted  maturity is expected to be between 5 and 15 years.

The Fund may also  invest  a  portion  of its  assets  in  options  and  futures contracts. These instruments may be used to hedge the Fund's portfolio,  enhance income,  or as a substitute for purchasing or selling  securities.  The Fund may invest in restricted securities as described under "Main Risks," page 5.

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  HIGH YIELD  SECURITIES  are debt  securities  that have been  determined  by a rating  agency  to have a lower  probability  of being  paid and have a credit rating of BB or lower by  Standard & Poor's  Corporation  and Fitch  Investors
  Service,  Inc. or Ba or lower by Moody's Investors  Service.  These securities are more  volatile  and  normally  pay higher  yields  than  investment  grade securities.
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The  Investment  Manager uses a  "bottom-up"  approach in  selecting  high yield securities.  The Investment  Manager  emphasizes  rigorous  credit  analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (I.E., its ability to make interest payments on its debt), the issuer's cash flow,  general economic factors and market conditions and world market conditions.

To determine the relative value of a security,  the Investment  Manager compares the  security's  credit  risk and  yield to the  credit  risk and yield of other securities.  The Investment  Manager is looking for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential  for an upgrade of their credit  rating.  A rating  upgrade  typically would increase the value of the security.  The Investment  Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing  its value.  The  Investment  Manager  seeks to  diversify  the Fund's holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better  relative  value;  (2) if a security's  credit rating has been changed; or (3) to meet redemption requests.

Under adverse market conditions, the Fund could invest some or all of its assets
in  cash,  U.S.  Government   securities,   commercial  notes  or  money  market
instruments.  Although  the Fund would do this only in seeking to avoid  losses, the Fund may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  MUNICIPAL  BOND FUND -- The Fund  pursues its  objective  under normal circumstances  by investing at least 80% of its net assets in  investment  grade municipal bond  obligations  that are exempt from regular  federal income taxes.
The Fund intends to emphasize investments in municipal securities with long-term maturities  between 12 and 30 years,  and expects to maintain a  dollar-weighted average  duration  of 7 to 11 years.  A portion of the Fund's  dividends  may be subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable  investment for individuals or  corporations  that are subject to the federal alternative minimum tax.

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  MUNICIPAL SECURITIES are debt obligations of states,  cities, towns, and other political  subdivisions,  agencies or public  authorities,  which pay interest that is exempt from regular  federal  income tax.  Municipal  securities  also include  debt  obligations  of other  qualifying  issuers such as Puerto Rico,
  Guam, the Virgin Islands and Native American Tribes.  Municipal securities are often issued to raise money for public  services and projects such as schools, hospitals and public  transportation  systems.  Some municipal securities (for example,  INDUSTRIAL DEVELOPMENT BONDS) may be backed by private companies and used to provide financing for corporate  facilities or other private projects.
  In most states,  municipal  securities issued by entities within the state are also exempt from that state's taxes.  Municipal  securities may be in the form of BONDS,  NOTES and  COMMERCIAL  PAPER,  may have a fixed or floating rate of interest, or be issued as ZERO COUPON BONDS.
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  MUNICIPAL  BONDS  are  divided  into two  principal  classifications:  GENERAL
  OBLIGATION BONDS and REVENUE BONDS. A GENERAL OBLIGATION BOND is backed by the full faith, credit and taxing power of the issuer. A REVENUE BOND is linked to an  income-producing  project that pays interest and repays  principal only to the extent  adequate  funds are  generated by the project.  A REVENUE BOND may include PRIVATE ACTIVITY BONDS.

  DURATION  is a  measure  of a bond's  price  volatility.  It is a tool used to approximate the percentage  change in a bond's price for a given change in its yield.  A duration of 5, for example,  means the price of the bond will change by approximately 5% in response to a 1% change in yield. In general,  duration rises with  maturity  (the date at which a bond is due and  payable) and falls with the frequency of coupon payments and as yield rises.
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The Fund's  Sub-Adviser  is Salomon  Brothers  Asset  Management  Inc.  The Fund
invests  primarily in investment grade municipal  securities,  which represent a large  market  segment  of the  municipal  market  and offer a higher  degree of liquidity than do municipal securities in lower rating categories.

To determine which  securities to invest in, the  Sub-Adviser  uses a "top-down"
approach,  first  determining  a  sector,  then a  geographic  region  and  then selecting individual securities within that sector/geographic region.

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  TOP-DOWN  APPROACH means that the Sub-Adviser  looks first at the broad market factors  and on the  basis  of  those  factors,  chooses  certain  sectors  or industries  within the overall market.  It then looks at individual  companies within those sectors or industries.
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The  Sub-Adviser  seeks to  identify  and  capture  relative  value  within  the municipal bond market by analyzing the following factors:

o    Current market environment

o    Sector trends

o    Credit quality

o    Security characteristics (for example, type of issuer, callability, size of issue)

o    Tax considerations

The  Sub-Adviser  uses an  analytical  database in analyzing  sector  trends and security characteristics.  The Sub-Adviser also uses the database to monitor how the Fund's portfolio will perform in different interest rate environments versus the Fund's benchmark index ("scenario stress testing").

The  Sub-Adviser  may determine to sell  securities  (1) if a security's  credit rating  has  been  changed;  (2) if it can  purchase  a  security  with a better relative value;  (3) based on the results of scenario stress testing;  or (4) to meet redemption requests.

Under  adverse  market  conditions,  the Fund could  invest in cash,  short-term municipal bonds and fixed-income obligations on which the interest is subject to federal  income  tax.  Although  the Fund would do this only in seeking to avoid losses,  the Fund may be unable to pursue its investment  objective  during that time, and it could reduce the benefit from any upswing in the market.

SECURITY  CASH  FUND  -- The  Fund  pursues  its  objective  by  investing  in a diversified  and liquid  portfolio of primarily the highest quality money market instruments,  which may include  restricted  securities as described under "Main
Risks,"  page 5.  Generally,  the Fund is required to invest at least 95% of its assets in the  securities  of issuers with the highest  credit  rating,  and the remaining  assets may be invested in securities with the  second-highest  credit rating.  The Fund also is  designed  to  maintain a constant  net asset value of
$1.00  per  share.  Although  Cash  Fund  seeks to  preserve  the  value of your investment at $1.00 per share,  it is possible to lose money by investing in the
Fund.  The Fund is subject to certain  federal  requirements  which  include the following:

o    maintain an average dollar-weighted portfolio maturity of 90 days or less

o    buy individual  securities  that have remaining  maturities of 13 months or less

o    invest only in high-quality, dollar-denominated, short-term obligations.

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  A MONEY MARKET  INSTRUMENT  is a short-term  IOU issued by banks or other U.S.
  corporations,  or the U.S.  Government  or state or local  governments.  Money market  instruments  have  maturity  dates of 13 months or less.  Money Market
  instruments  may  include  certificates  of  deposit,   bankers'  acceptances,
  variable  rate  demand  notes,  fixed-term   obligations,   commercial  paper,
  asset-backed commercial paper and repurchase agreements.  See Appendix A for a more complete description of the different money market instruments and credit quality ratings.
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The  Investment  Manager  attempts  to  increase  return and manage  risk by (1)
maintaining an average dollar-weighted  portfolio maturity within 10 days of the
Fund's  benchmark,  the Money Fund Report  published  by  iMoneyNet,  Inc.;  (2)
selecting  securities  that  mature at  regular  intervals  over the life of the portfolio;  (3) purchasing only commercial  paper in the top two tiers;  and (4)
constantly evaluating alternative  investment  opportunities for diversification without additional risk.

MAIN RISKS

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  Your  investment  in the Funds is not  insured or  guaranteed  by the  Federal
  Deposit Insurance  Corporation or any other governmental  agency. The value of an investment in the Funds will go up and down,  which means  investors  could lose money.
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INTEREST RATE RISK -- Investments in fixed-income  securities are subject to the possibility  that  interest  rates could  rise,  causing the value of the Funds'
securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally  more  sensitive to interest rate changes than shorter term bonds.
Generally,  the longer the average  maturity of the bonds in a fund,  the more a fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed-income  securities will not make payments on debt  securities held by a Fund, or there could be defaults on repurchase  agreements  held by a Fund.  Also,  an issuer may suffer  adverse changes  in  financial  condition  that  could  lower the  credit  quality  of a security,  leading to greater  volatility  in the price of the  security  and in shares of a Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

PREPAYMENT  RISK -- The  issuers  of  securities  held by a Fund  may be able to prepay principal due on the securities, particularly during periods of declining interest  rates.  Securities  subject to prepayment  risk  generally  offer less potential  for  gains  when  interest  rates  decline,  and may  offer a greater potential for loss when interest rates rise. In addition,  rising interest rates may  cause  prepayments  to  occur  at a  slower  than  expected  rate,  thereby effectively  lengthening  the  maturity of the  security and making the security more  sensitive to interest  rate  changes.  Prepayment  risk is a major risk of mortgage-backed securities.

SPECIAL RISKS ASSOCIATED WITH  MORTGAGE-BACKED  SECURITIES -- Diversified Income
Fund and High Yield Fund may invest in mortgage-backed  securities.  A Fund will receive  payments on its  mortgage-backed  securities that are part interest and part return of  principal.  These  payments  may vary based on the rate at which homeowners pay off their loans.  When a homeowner  makes a prepayment,  the Fund receives a larger  portion of its principal  investment  back,  which means that there will be a decrease  in monthly  interest  payments.  Some  mortgage-backed securities  may have  structures  that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

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  WHAT ARE MORTGAGE-BACKED SECURITIES? Home mortgage loans are typically grouped together into "POOLS" by banks and other lending  institutions,  and interests in these pools are then sold to investors,  allowing the bank or other lending institution  to have  more  money  available  to loan  to  home  buyers.  When homeowners make interest and principal payments,  these payments are passed on to the  investors  in the pool.  Most of these  pools are  guaranteed  by U.S.
  Government  agencies  or  by  government   sponsored  private  corporations  -
  familiarly called "GINNIE MAES," "FANNIE MAES" and "FREDDIE MACS."
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OPTIONS  AND  FUTURES  --  Diversified  Income  Fund and High Yield Fund may use
options and futures to hedge the Fund's portfolio,  to gain exposure to a market without buying individual  securities or to increase returns.  There is the risk that such practices may sometimes reduce returns or increase  volatility.  These practices also entail transactional expenses.

FOREIGN  SECURITIES -- Diversified Income Fund and High Yield Fund may invest in foreign  securities  that are U.S.  dollar-denominated.  Investments  in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk.

RESTRICTED  SECURITIES -- Diversified Income Fund, High Yield Fund and Cash Fund
may invest in securities that are restricted as to disposition under the federal securities  laws,  provided  that such  securities  are  eligible  for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Funds,  except Cash Fund, also may purchase securities that are not eligible for resale under Rule 144A.  Since  restricted  securities  may be sold only in privately  negotiated  transactions or in a public offering with respect to which a registration  statement is in effect under the Securities  Act, their sale may entail  substantial delays and the liquidity of these securities may be limited.

HIGH YIELD  SECURITIES -- High Yield Fund, and to a lesser  extent,  Diversified
Income Fund, may invest in higher  yielding,  high risk debt  securities.  These investments  may present  additional  risk  because they may be less liquid than investment grade bonds. In addition, the price of high yield securities tends to be more  susceptible  to interest rate changes and to real or perceived  adverse economic and competitive industry conditions.  High yield securities are subject to more credit risk than higher quality securities.

MUNICIPAL  MARKET RISK -- There are special  factors  which  affect the value of municipal  securities  and, as a result,  a Fund's  share price.  These  factors include  political  or  legislative  changes,  uncertainties  related to the tax status of the securities or the rights of investors in securities.

LACK OF  DIVERSIFICATION  --  Municipal  Bond  Fund may  invest  in  issuers  of municipal  securities  that have  similar  characteristics,  such as  geographic region and source of revenue.  Consequently,  the Fund's  portfolio  may be more
susceptible  to  the  risks  of  adverse   economic,   political  or  regulatory
developments  than would be the case with a portfolio of securities that is more diversified as to geographic region and/or source of revenue.

ADDITIONAL  INFORMATION -- For more information about the investment  program of the Funds,  including additional information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of the prospectus.

PAST PERFORMANCE

The charts and tables on the  following  pages  provide some  indication  of the risks of investing in the Funds by showing  changes in each Fund's Class A share performance  from year to year and by showing  how each  Fund's  average  annual total return has compared to those of a broad measure of market performance. Fee waivers and/or expense  reimbursements  for Diversified  Income Fund reduced the expenses  of that Fund.  In the absence of such  waiver or  reimbursements,  the performance quoted would be reduced.  As with all mutual funds, past performance is not a prediction of future results.

The  bar  charts  on the  following  pages  do not  reflect  the  sales  charges applicable to Class A shares which, if reflected, would lower the returns shown.
Average annual total returns for each Fund's Class A shares include deduction of the 4.75%  front-end  sales charge,  for Class B shares include the  appropriate deferred  sales  charge,  which is 5% in the first year  declining  to 0% in the sixth and later years,  and for Class C shares include the deferred sales charge of 1% in the first year. The average annual total returns also assume that Class
B  shareholders  redeem  all their  shares at the end of the  period  indicated.
Performance  information  for Class S shares is not included as that share class was not available until February of 2001.

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   SECURITY DIVERSIFIED INCOME FUND
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1992    1993     1994     1995    1996    1997    1998     1999    2000    2001
----    ----     ----     ----    ----    ----    ----     ----    ----    ----
5.00%   10.90%   -6.50%   21.86%  1.26%   9.19%   9.09%   -3.60%   9.68%   7.33%

     ---------------------------------------------------------------
     HIGHEST AND LOWEST RETURNS
     (QUARTERLY 1992-2001)
     ---------------------------------------------------------------
                                               QUARTER ENDING
     Highest                        7.34%        June 30, 1995
     Lowest                        -4.74%      December 31, 2001
     ---------------------------------------------------------------

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AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2001)
--------------------------------------------------------------------------------
                                               PAST         PAST         PAST
                                              1 YEAR      5 YEARS      10 YEARS
Class A:
  Return Before Taxes                         2.28%        5.21%        5.70%
  Return After Taxes on Distributions(1)      0.08%        2.77%        2.94%
  Return After Taxes on Distributions
   and Sale of Fund Shares1                   1.35%        2.92%        3.14%
Class B Return Before Taxes                   1.37%        4.85%        4.26%(2)
Class C Return Before Taxes                   5.30%        8.54%(3)       N/A
Lehman Brothers Aggregate Bond Index
    (reflects no deduction for fees,
     expenses or taxes)                       8.44%        7.43%        7.23%
--------------------------------------------------------------------------------
1   After-tax  returns are calculated  using the historical  highest  individual federal marginal income tax rates and do not reflect the impact of any state or local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold their  Fund  shares  through  tax-deferred arrangements,  such as  401(k)  plans  or  individual  retirement  accounts.
    After-tax returns are shown for Class A only. After-tax returns for Class B,
    C and S will vary.

2   For the period  beginning  October 19, 1993 (date of  inception) to December
    31, 2001. Index performance information is only available to the Fund at the beginning of each month.  The Lehman  Brothers  Aggregate Bond Index average annual total return for the period  October 1, 1993 to December 31, 2001 was
    6.69%.

3   For the period  beginning  May 1, 2000 (date of  inception)  to December 31,
    2001 and is not annualized. The Lehman Brothers Aggregate Bond Index average annual  total  return for the period May 1, 2000 to  December  31,  2001 was
    10.88%.
--------------------------------------------------------------------------------

================================================================================
   SECURITY HIGH YIELD FUND
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                    1997    1998     1999    2000    2001
                    ----    ----     ----    ----    ----
                   12.57%   4.98%   -0.51%   -3.03%  4.93%

     ---------------------------------------------------------------
     HIGHEST AND LOWEST RETURNS
     (QUARTERLY 1997-2001)
     ---------------------------------------------------------------
                                                QUARTER ENDING
     Highest                        3.97%        June 30, 1997
     Lowest                        -8.77%     September 30, 2001
     ---------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2001)
--------------------------------------------------------------------------------
                                               PAST        PAST    LIFE OF FUND
                                              1 YEAR     5 YEARS  (SINCE 8/5/96)
Class A:
  Return Before Taxes                        -0.09%       2.65%        3.41%
  Return After Taxes on Distributions(1)     -3.42%      -0.87%       -0.09%
  Return After Taxes on Distributions
   and Sale of Fund Shares(1)                -0.08%       0.42%        1.03%
Class B Return Before Taxes                  -0.92%       2.43%        3.49%
Class C Return Before Taxes                   3.05%       1.64%(3)       N/A
Lehman Brothers High Yield Index
    (reflects no deduction for fees,
    expenses or taxes)                        5.28%       3.10%        4.19%(2)
--------------------------------------------------------------------------------
1   After-tax  returns are calculated  using the historical  highest  individual federal marginal income tax rates and do not reflect the impact of any state or local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold their  Fund  shares  through  tax-deferred arrangements,  such as  401(k)  plans  or  individual  retirement  accounts.
    After-tax returns are shown for Class A only. After-tax returns for Class B,
    C and S will vary.

2   Index  performance  is only  available to the Fund at the  beginning of each month. The Lehman Brothers High Yield Index is for the period August 1, 1996 to December 31, 2001.

3   For the period  beginning  May 1, 2000 (date of  inception)  to December 31,
    2001.  The Lehman  Brothers High Yield Index  average  annual return for the period May 1, 2000 to December 31, 2001 was 0.79%.
--------------------------------------------------------------------------------

================================================================================
   SECURITY MUNICIPAL BOND FUND
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1992    1993     1994     1995    1996    1997    1998     1999    2000    2001
----    ----     ----     ----    ----    ----    ----     ----    ----    ----
7.30%   11.60%   -8.30%   15.48%  2.51%   8.27%   6.05%   -3.45%   12.66%  3.79%

     ---------------------------------------------------------------
     HIGHEST AND LOWEST RETURNS
     (QUARTERLY 1992-2001)
     ---------------------------------------------------------------
                                                QUARTER ENDING
     Highest                        6.74%       March 31, 1995
     Lowest                        -7.21%       March 31, 1994
     ---------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2001)
--------------------------------------------------------------------------------
                                               PAST         PAST        PAST
                                              1 YEAR      5 YEARS     10 YEARS
Class A:
  Return Before Taxes                          -1.15%       4.32%       4.91%
  Return After Taxes on Distributions(1)       -1.15%       4.32%       4.76%
  Return After Taxes on Distributions
   and Sale of Fund Shares(1)                   0.91%       4.32%       4.78%
Class B Return Before Taxes                    -2.09%       3.99%       3.17%(2)
Lehman Brothers Municipal Bond Index
  (reflects no deduction for fees,
 expenses or taxes)                             5.13%       5.98%       6.63%
--------------------------------------------------------------------------------
1   After-tax  returns are calculated  using the historical  highest  individual federal marginal income tax rates and do not reflect the impact of any state or local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold their  Fund  shares  through  tax-deferred arrangements,  such as  401(k)  plans  or  individual  retirement  accounts.
    After-tax returns are shown for Class A only. After-tax returns for Class B,
    C and S will vary.

2   For the period  beginning  October 19, 1993 (date of  inception) to December
    31, 2001. Index performance information is only available to the Fund at the beginning of each month.  The Lehman  Brothers  Municipal Bond Index average annual total return for the period  October 1, 1993 to December 31, 2001 was
    5.68%.
--------------------------------------------------------------------------------

================================================================================
   SECURITY CASH FUND
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1992    1993     1994     1995    1996    1997    1998     1999    2000    2001
----    ----     ----     ----    ----    ----    ----     ----    ----    ----
2.80%   2.40%    3.43%    5.00%   4.60%    4.90%  4.70%    4.40%   5.56%   3.20%

     ---------------------------------------------------------------
     HIGHEST AND LOWEST RETURNS
     (QUARTERLY 1992-2001)
     ---------------------------------------------------------------
                                               QUARTER ENDING
     Highest                        1.46%     September 30, 2000
     Lowest                         0.40%      December 31, 2001
     ---------------------------------------------------------------

     ---------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS & YIELD
     (THROUGH DECEMBER 31, 2001)
     ---------------------------------------------------------------
                                    PAST       PAST        PAST
                                    1 YEAR     5 YEARS    10 YEARS
     Security Cash Fund             3.20%       4.55%      4.09%
     7-Day Yield                    1.16%
     ---------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUNDS.

----------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
----------------------------------------------------------------------------------------
                                   DIVERSIFIED INCOME,     DIVERSIFIED INCOME
                                    HIGH YIELD AND               AND                CASH
                                   MUNICIPAL BOND FUNDS      HIGH YIELD FUNDS       FUND
----------------------------------------------------------------------------------------
                                    CLASS A      CLASS B     CLASS C     CLASS S
                                    SHARES      SHARES(1)    SHARES      SHARES
Maximum Sales Charge Imposed
  on Purchases (as a percentage
  of offering price)                 4.75%        None        None        None      None

Maximum Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  proceeds, whichever is lower)     None(2)       5%(3)       1%(4)       6%(5)     None
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1   Class B shares convert tax-free to Class A shares  automatically after eight years.

2   Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load;  however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3    5% during the first year, decreasing to 0% in the sixth and following years.

4   A deferred  sales charge of 1% is imposed in the event of redemption  within one year of purchase.

5   6% during the first year, decreasing to 0% in the eighth and following years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                   CLASS A
                              --------------------------------------------------
                                          DISTRIBUTION             TOTAL ANNUAL
                              MANAGEMENT     (12b-1)     OTHER    FUND OPERATING
                                 FEES        FEES(1)    EXPENSES     EXPENSES
Diversified Income Fund ......  0.35%         0.25%      0.44%        1.04%(2)
High Yield Fund ..............  0.60%         0.25%      0.57%        1.42%(2)
Municipal Bond Fund ..........  0.50%         0.25%      0.42%        1.17%(2)
Cash Fund ....................  0.50%         None       0.51%        1.01%(2)
--------------------------------------------------------------------------------
1   Long-term  holders of shares that are subject to an asset-based sales charge may pay more than the  equivalent  of the  maximum  front-end  sales  charge otherwise permitted by the National Association of Securities Dealers,  Inc.
    Rules.

2   Each of these  Fund's total  annual  operating  expenses for the most recent fiscal  year were less than the  amount  shown  because  of a fee  waiver or reimbursement of expenses by the Funds' Investment  Manager.  The Investment
    Manager waives a portion of its management fee and/or reimburses expenses in order to keep each Fund's total  operating  expenses at or below a specified level.  Except for Cash Fund and Municipal Bond Fund which have  contractual expense caps,  the  Investment  Manager may eliminate all or part of the fee waiver or reimbursement at any time. With the fee waiver and  reimbursement, the Funds'  actual total annual fund  operating  expenses for the year ended
    December 31, 2001, were as follows:  Diversified  Income Fund - 0.95%,  High
    Yield Fund - 1.09%, Municipal Bond Fund - 0.99% and Cash Fund - 1.00%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                   CLASS B
                              --------------------------------------------------
                                          DISTRIBUTION             TOTAL ANNUAL
                              MANAGEMENT     (12b-1)     OTHER    FUND OPERATING
                                 FEES        FEES(1)    EXPENSES     EXPENSES
Diversified Income Fund ......  0.35%        1.00%       0.44%         1.79%(2)
High Yield Fund ..............  0.60%        1.00%       0.61%         2.21%(2)
Municipal Bond Fund ..........  0.50%        1.00%       0.43%         1.93%(2)
--------------------------------------------------------------------------------
1   Long-term  holders of shares that are subject to an asset-based sales charge may pay more than the  equivalent  of the  maximum  front-end  sales  charge otherwise permitted by the National Association of Securities Dealers,  Inc.
    Rules.

2   Each of these  Fund's total  annual  operating  expenses for the most recent fiscal  year were less than the  amount  shown  because  of a fee  waiver or reimbursement of expenses by the Funds' Investment  Manager.  The Investment
    Manager waives a portion of its management fee and/or reimburses expenses in order to keep each Fund's total  operating  expenses at or below a specified level.  Except for Municipal Bond Fund which has a contractual  expense cap, the  Investment  Manager  may  eliminate  all or part of the fee  waiver  or reimbursement at any time. With the fee waiver and reimbursement, the Funds'
    actual total annual fund operating  expenses for the year ended December 31,
    2001, were as follows:  Diversified  Income Fund - 1.70%,  High Yield Fund -
    1.90%, Municipal Bond Fund - 1.74%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                   CLASS C
                              --------------------------------------------------
                                          DISTRIBUTION             TOTAL ANNUAL
                              MANAGEMENT     (12b-1)     OTHER    FUND OPERATING
                                 FEES        FEES(1)    EXPENSES     EXPENSES
Diversified Income Fund.......  0.35%        1.00%       0.44%        1.79%(2)
High Yield Fund...............  0.60%        1.00%       0.65%        2.25%(2)
--------------------------------------------------------------------------------
1   Long-term  holders of shares that are subject to an asset-based sales charge may pay more than the  equivalent  of the  maximum  front-end  sales  charge otherwise permitted by the National Association of Securities Dealers,  Inc.
    Rules.

2   Each of these  Fund's total  annual  operating  expenses for the most recent fiscal  year were less than the  amount  shown  because  of a fee  waiver or reimbursement of expenses by the Funds' Investment  Manager.  The Investment
    Manager waives a portion of its management fee and/or reimburses expenses in order to keep each Fund's total  operating  expenses at or below a specified level. The Investment Manager may eliminate all or part of the fee waiver or reimbursement at any time. With the fee waiver and reimbursement, the Funds'
    actual total annual fund operating  expenses for the year ended December 31,
    2001,  were as  follows:  Diversified  Income  Fund - 1.69% and High Yield -
    2.11%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                   CLASS S
                              --------------------------------------------------
                                          DISTRIBUTION             TOTAL ANNUAL
                              MANAGEMENT     (12b-1)     OTHER    FUND OPERATING
                                 FEES        FEES(1)    EXPENSES     EXPENSES
Diversified Income Fund.......  0.35%         1.00%      0.45%        1.75%(3)
High Yield Fund...............  0.60%         1.00%      0.65%(2)     2.25%(4)
--------------------------------------------------------------------------------
1   Long-term  holders of shares that are subject to an asset-based sales charge may pay more than the  equivalent  of the  maximum  front-end  sales  charge otherwise permitted by the National Association of Securities Dealers,  Inc.
    Rules.

2   "Other  Expenses" for High Yield Fund are based on estimates for the current fiscal year.

3    Diversified  Income  Fund's  total annual  operating  expenses for the most recent  fiscal year were less than the amount shown  because of fee waivers or  reimbursement  of  expenses  by  the  Fund's  Investment  Manager.  The
     Investment Manager waives a portion of its management fee and/or reimburses expenses in order to keep the Fund's total operating expenses at or below a specified  level.  The Investment  Manager may eliminate all or part of the fee  waiver  or  reimbursement  at  any  time.  With  the  fee  waiver  and reimbursement,  the Fund's actual total annual fund operating  expenses for the year ended December 31, 2001 were 1.74%.

4    High Yield Fund's total annual  operating  expenses for the current  fiscal year are  estimated to be less than the amount shown because of fee waivers or  reimbursement  of  expenses  by  the  Fund's  Investment  Manager.  The
     Investment Manager waives a portion of its management fee and/or reimburses expenses in order to keep the Fund's total operating expenses at or below a specified  level.  The Investment  Manager may eliminate all or part of the fee  waiver  or  reimbursement  at  any  time.  With  the  fee  waiver  and reimbursement,  the Fund's  total  annual fund  operating  expenses for the current fiscal year are estimated to be 2.11%.

--------------------------------------------------------------------------------

EXAMPLE

This  Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each  Example  assumes  that you invest  $10,000 in a Fund for the time  periods indicated.  Each Example also assumes that your  investment has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

---------------------------------------------------------------
                                        1 YEAR
                        ---------------------------------------
                         CLASS A   CLASS B  CLASS C   CLASS S
---------------------------------------------------------------

Diversified Income Fund    $576      $682      $282     $778
---------------------------------------------------------------
High Yield Fund             613       724       328      828
---------------------------------------------------------------
Municipal Bond Fund         589       696       ---      ---
---------------------------------------------------------------
Cash Fund                   103       ---       ---      ---
---------------------------------------------------------------

---------------------------------------------------------------
                                       3 YEARS
                        ---------------------------------------
                         CLASS A   CLASS B  CLASS C   CLASS S
---------------------------------------------------------------
Diversified Income Fund    $790      $863      $563   $1,051
---------------------------------------------------------------
High Yield Fund             903       991       703    1,203
---------------------------------------------------------------
Municipal Bond Fund         829       906       ---      ---
---------------------------------------------------------------
Cash Fund                   322       ---       ---      ---
---------------------------------------------------------------

---------------------------------------------------------------
                                       5 YEARS
                         --------------------------------------
                         CLASS A   CLASS B  CLASS C   CLASS S
---------------------------------------------------------------
Diversified Income Fund   $1,022    $1,170   $   970   $1,249
---------------------------------------------------------------
High Yield Fund            1,214     1,385     1,205    1,505
---------------------------------------------------------------
Municipal Bond Fund        1,088     1,242       ---      ---
---------------------------------------------------------------
Cash Fund                    558       ---       ---      ---
---------------------------------------------------------------

---------------------------------------------------------------
                                       10 YEARS
                        ---------------------------------------
                         CLASS A   CLASS B  CLASS C   CLASS S
---------------------------------------------------------------
Diversified Income Fund   $1,686    $1,908    $2,105   $2,062
---------------------------------------------------------------
High Yield Fund            2,096     2,345     2,585    2,585
---------------------------------------------------------------
Municipal Bond Fund        1,828     2,056       ---      ---
--------------------------------------------------------------
Cash Fund                  1,236       ---       ---      ---
---------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

---------------------------------------------------------------
                                        1 YEAR
                        ---------------------------------------
                         CLASS A   CLASS B  CLASS C   CLASS S
---------------------------------------------------------------
Diversified Income Fund    $576      $182      $182     $178
---------------------------------------------------------------
High Yield Fund             613       224       228      228
---------------------------------------------------------------
Municipal Bond Fund         589       196       ---      ---
---------------------------------------------------------------
Cash Fund                   103       ---       ---      ---
---------------------------------------------------------------

---------------------------------------------------------------
                                       3 YEARS
                        ---------------------------------------
                         CLASS A   CLASS B  CLASS C   CLASS S
---------------------------------------------------------------
Diversified Income Fund    $790      $563      $563     $551
---------------------------------------------------------------
High Yield Fund             903       691       703      703
---------------------------------------------------------------
Municipal Bond Fund         829       606       ---      ---
---------------------------------------------------------------
Cash Fund                   322       ---       ---      ---
---------------------------------------------------------------

---------------------------------------------------------------
                                       5 YEARS
                        ---------------------------------------
                         CLASS A   CLASS B  CLASS C   CLASS S
---------------------------------------------------------------
Diversified Income Fund   $1,022      $970   $   970  $   949
---------------------------------------------------------------
High Yield Fund            1,214     1,185     1,205    1,205
---------------------------------------------------------------
Municipal Bond Fund        1,088     1,042       ---      ---
---------------------------------------------------------------
Cash Fund                    558       ---       ---      ---
---------------------------------------------------------------

---------------------------------------------------------------
                                       10 YEARS
                        ---------------------------------------
                         CLASS A   CLASS B  CLASS C   CLASS S
---------------------------------------------------------------
Diversified Income Fund   $1,686    $1,908    $2,105   $2,062
---------------------------------------------------------------
High Yield Fund            2,096     2,345     2,585    2,585
---------------------------------------------------------------
Municipal Bond Fund        1,828     2,056       ---      ---
---------------------------------------------------------------
Cash Fund                  1,236       ---       ---      ---

---------------------------------------------------------------

INVESTMENT MANAGER

Security  Management  Company,  LLC (the  "Investment  Manager"),  One  Security
Benefit Place, Topeka,  Kansas 66636-0001,  is the Funds' Investment Manager. On
December 31,  2001,  the  aggregate  assets of all of the mutual funds under the investment management of the Investment Manager were approximately $5 billion.

The Investment  Manager has engaged Salomon  Brothers Asset  Management Inc, 388
Greenwich  Street,  New York, New York,  10013, to provide  investment  advisory services to Municipal Bond Fund.  Salomon Brothers was incorporated in 1987 and, as of December 31, 2001,  managed,  together with its affiliates,  approximately
$31.5 billion in assets.

The  Investment  Manager and the Funds have  received  from the  Securities  and
Exchange Commission an exemptive order for a multi-manager structure that allows the Investment  Manager to hire, replace or terminate  sub-advisers  without the approval of shareholders. The order also allows the Investment Manager to revise a  sub-advisory  agreement  with the  approval  of Fund  Directors,  but without shareholder approval.  If a new sub-adviser is hired,  shareholders will receive information  about the new sub-adviser  within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater  flexibility.  The
Investment Manager provides the following oversight and evaluation services to a
Fund which uses a sub-adviser:

o    performing initial due diligence on prospective sub-advisers

o    monitoring the performance of the sub-adviser

o    communicating performance expectations to the sub-adviser

o    ultimately  recommending to the Board of Directors  whether a sub-adviser's contract should be renewed, modified or terminated.

The  Investment  Manager  does not  expect  to  recommend  frequent  changes  of sub-advisers.  Although the Investment  Manager will monitor the  performance of sub-advisers,  there is no certainty  that any  sub-adviser  or Fund will obtain favorable results at any given time.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Fund during the last fiscal year.

----------------------------------------------------------
MANAGEMENT FEES
(expressed as a percentage of average net assets)
----------------------------------------------------------

Diversified Income Fund......................    0.35%
High Yield Fund..............................    0.60%
Municipal Bond Fund..........................    0.50%
Cash Fund....................................    0.50%
----------------------------------------------------------

PORTFOLIO  MANAGERS -- ROBERT AMODEO, a Managing  Director of Salomon  Brothers,
has  managed  the  Municipal  Bond Fund's  portfolio  since July 1998.  Prior to joining  Salomon  Brothers Asset  Management in 1992, Mr. Amodeo was a member of
Salomon Brothers, Inc. Partnership Investment Group where he was responsible for analyzing and managing  various  partnership  investments.  Mr. Amodeo pioneered adaptation  and  the  use  of  the  Yield  Book  for  municipal  bond  portfolio management,  analysis,  performance attribution and optimization.  He received a
B.S. in Business  Management  from Long Island  University and he is a Chartered
Financial Analyst charterholder.

STEVEN M. BOWSER,  Vice President and Senior Portfolio Manager of the Investment
Manager,  has managed the Diversified  Income Fund's portfolio since 1995. Prior to joining the  Investment  Manager in 1992, he was Assistant Vice President and
Portfolio  Manager  with the Federal Home Loan Bank of Topeka from 1989 to 1992.
He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career  with the Farm  Credit  System  from  1982 to 1987,  serving  as a Senior
Financial  Analyst and  Assistant  Controller.  He graduated  with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial
Analyst charterholder.

CHRISTOPHER L. PHALEN,  Assistant  Vice  President and Portfolio  Manager of the
Investment Manager, has co-managed Diversified Income Fund since May 2000. Prior to joining the  Investment  Manager in 1997, he was with Sprint PCS as a pricing analyst.  Prior to  joining  Sprint PCS in 1997,  Mr.  Phalen  was  employed  by
Security  Benefit Group. Mr. Phalen graduated from the University of Kansas with a bachelor of business  administration  and accounting degree. He is a Chartered
Financial Analyst charterholder with 5 years investment experience.

DAVID G.  TOUSSAINT,  Assistant  Vice  President  and  Portfolio  Manager of the
Investment  Manager,  has managed  High Yield Fund since  April  2000.  Prior to joining the Investment  Manager in 2000, he was with Allstate  Insurance Company as an  investment  analyst and served in various  managerial  positions in their investment  operations  group.  Mr.  Toussaint  has eleven  years of  investment experience and is a Chartered Financial Analyst charterholder.  In addition, Mr.
Toussaint  holds a CPA  certificate.  Mr.  Toussaint  earned a bachelor  of arts degree in Economics from the University of Illinois,  a master of science degree in  Accountancy  from DePaul  University  and an M.B.A.  from the  University of
Chicago.

BUYING SHARES

Shares of the Funds  are  available  through  broker/dealers,  banks,  and other financial  intermediaries  that have an agreement  with the Funds'  Distributor,
Security Distributors,  Inc. A broker/dealer or other financial intermediary may charge  fees in  connection  with  an  investment  in the  Fund.  . Fund  shares purchased  directly from the Fund do not contain such additional charges but may contain a front-end sales charge as noted under "Class A Shares."

There are two  different  ways to buy shares of  Municipal  Bond  Fund--Class  A shares  or Class B  shares.  There  are four  different  ways to buy  shares  of
Diversified  Income Fund and High Yield  Fund--Class  A shares,  Class B shares,
Class C shares or Class S  shares.  Cash  Fund  offers a single  class of shares which is offered at net asset value next determined  after an order is accepted.
The different  classes of a Fund differ  primarily with respect to sales charges and Rule 12b-1 distribution fees to which they are subject.  Shares of Cash Fund are offered by the Fund without a sales charge.  The minimum initial  investment is  $100.  Subsequent  investments  must be $100 (or $20  under an  Accumulation
Plan).  The Funds and the  Distributor  reserve the right to reject any order to purchase shares.

Effective  May 1, 2002,  Class S shares are no longer  available  for  purchase.
Effective on or about June 4, 2002 (the  "Exchange  Date"),  each of Diversified
Income Fund and High Yield Fund will exchange its outstanding Class S shares for
Class C shares  of the  Fund.  (The  charges  applicable  to Class C and Class S shares are identical  except for the  contingent  deferred sales charge which is applicable  only to Class S shares.) As a result of the  exchange,  each Class S shareholder  will become a Class C  shareholder  of the same Fund.  Each Class S shareholder  immediately  after the exchange  will hold Class C shares having an aggregate  value equal to the aggregate value of the Class S shares held by that shareholder  as of the close of  business  on the  business  day  preceding  the
Exchange Date.

The  Funds  no  longer  issue  certificates;  all  Fund  shares  are  issued  in non-certificate form.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV),  plus the sales charge set forth below.  The NAV plus the sales charge is the "offering  price." A Fund's NAV is generally  calculated as of the close of trading on every day the New York Stock  Exchange is open. An order for
Class A shares is priced at the NAV next calculated  after the order is accepted by the Fund, plus the sales charge.

---------------------------------------------------------------
AMOUNT OF ORDER                       SALES CHARGE
---------------------------------------------------------------
                           AS A PERCENTAGE   AS A PERCENTAGE
                          OF OFFERING PRICE   OF NET AMOUNT
                                                 INVESTED
---------------------------------------------------------------
Less than $50,000               4.75%             4.99%
---------------------------------------------------------------
$50,000 to $99,999              3.75%             3.90%
---------------------------------------------------------------
$100,000 to $249,999            2.75%             2.83%
---------------------------------------------------------------
$250,000 to $999,999            1.75%             1.78%
---------------------------------------------------------------
$1,000,000 or more*             None               None
---------------------------------------------------------------
*Purchases of  $1,000,000  or more are not subject to a sales charge at the time of  purchase,  but are subject to a deferred  sales charge of 1.00% if redeemed within one year following  purchase.  The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares.
 Shares that are not subject to a deferred sales charge are redeemed first.
---------------------------------------------------------------

Please see  Appendix C for options  that are  available  for  reducing the sales charge applicable to purchases of Class A shares.

CLASS A  DISTRIBUTION  PLAN -- The Funds (except Cash Fund) have adopted Class A
Distribution  Plans that allow each of these Funds to pay  distribution  fees to the Funds'  Distributor.  The  Distributor  uses the fees to pay for  activities related to the sale of Class A shares and services provided to shareholders. The distribution fee is equal to 0.25% of the average daily net assets of the Fund's
Class A shares.  Because the distribution fees are paid out of the Fund's assets on an  ongoing  basis,  over  time  these  fees  will  increase  the  cost  of a shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund.  A Fund's NAV is  generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class B shares are  subject to a deferred  sales  charge if  withdrawn  within 5 years from the date of purchase.  The deferred  sales charge is a percentage  of the NAV of the shares at the time they are  redeemed  or the  original  purchase price,  whichever  is less.  Shares that are not subject to the  deferred  sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

----------------------- -- -----------------
NUMBER OF YEARS SINCE          DEFERRED
       PURCHASE              SALES CHARGE
----------------------- -- -----------------
          1                       5%
          2                       4%
          3                       3%
          4                       3%
          5                       2%
      6 and more                  0%
----------------------- -- -----------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of Deferred Sales Charge," page 16.

CLASS B  DISTRIBUTION  PLAN -- The Funds (except Cash Fund) have adopted Class B
Distribution  Plans that allow each of the Funds to pay distribution fees to the
Distributor.  The Distributor uses the fees to finance activities related to the sale of Class B shares and services to  shareholders.  The  distribution  fee is equal to 1.00% of the  average  daily net assets of the  Fund's  Class B shares.
Because the  distribution  fees are paid out of the Fund's  assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase.  This is advantageous because Class A shares are subject to a lower distribution  fee  than  Class B  shares.  A pro rata  amount  of Class B shares purchased  through the reinvestment of dividends or other  distributions is also converted  to Class A shares  each  time  that  shares  purchased  directly  are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares  will be priced at a Fund's  NAV next calculated  after the order is accepted by the Fund.  A Fund's NAV is  generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under certain circumstances. See "Waiver of Deferred Sales Charge," page 16.

CLASS C  DISTRIBUTION  PLAN -- The  Diversified  Income Fund and High Yield Fund
have  adopted  Class C  Distribution  Plans  that allow each of the Funds to pay distribution  fees to the Distributor.  The Distributor uses the fees to finance activities  related to the sale of Class C shares and services to  shareholders.
The  distribution  fee is equal to 1.00% of the average  daily net assets of the
Fund's Class C shares.  Because the distribution fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase  the cost of a shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS S SHARES -- Effective May 1, 2002,  Class S shares are no longer available for  purchase.  See "Buying  Shares"  above for a discussion  of the exchange of outstanding  Class S shares for Class C shares  that will take place on or about
June 4, 2002.  Class S shares are not  subject to a sales  charge at the time of purchase.  An order for Class S shares  will be  priced at the  Fund's  NAV next calculated  after the order is accepted by the Fund.  A Fund's NAV is  generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class S shares are subject to a deferred sales charge if withdrawn  within seven years from the date of purchase.  The deferred  sales charge is a percentage  of the NAV of the shares at the time they are  redeemed  or the  original  purchase price,  whichever  is less.  Shares that are not subject to the  deferred  sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

----------------------- -- -----------------
NUMBER OF YEARS SINCE          DEFERRED
       PURCHASE              SALES CHARGE
----------------------- -- -----------------
          1                       6%
          2                       6%
          3                       5%
          4                       4%
          5                       3%
          6                       2%
          7                       1%
      8 and more                  0%
----------------------- -- -----------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances.  See "Waiver of Deferred Sales Charge,"  page 16.  Investors  for whom  Class S shares may be  appropriate  include  (1)  persons  working  with a registered investment adviser, financial planner or other financial intermediary where financial  planning,  asset allocation or other services are provided at a reduced fee, or for no additional fee; (2) qualified  retirement plans where the selling dealer is absorbing  certain plan expenses and (3) investors with unique service  needs.  In each of the  foregoing  cases,  with the purchase of Class S shares the investor is receiving  services at reduced or no additional  cost, in addition to Fund shares. The Fund does not monitor or make any representation as to the quality or value of any of the foregoing services.

CLASS S  DISTRIBUTION  PLAN -- The  Diversified  Income Fund and High Yield Fund
have  adopted  Class S  Distribution  Plans  that allow each of the Funds to pay distribution  fees to the Distributor.  The Distributor uses the fees to finance activities  related to the sale of Class S shares and services to  shareholders.
The  distribution  fee is equal to 1.00% of the average  daily net assets of the
Fund's Class S shares.  Because the distribution fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase  the cost of a shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CASH FUND -- Shares of Cash Fund are  offered  at NAV next  calculated  after an order is  accepted.  There is no sales  charge  or  load.  The  minimum  initial investment in Cash Fund is $100 for each account.  Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.   BY MAIL

     (a)  A check or negotiable bank draft should be sent to:

          Security Cash Fund
          P.O. Box 2548
          Topeka, Kansas 66601

     (b)  Make check or draft payable to "SECURITY CASH FUND."

     (c) For initial investment include a completed investment application found on page 36 of this prospectus.

2.   BY WIRE

     (a)  Call the Fund to advise  of the  investment.  The Fund will  supply an account  number  at the time of the  initial  investment  and  provide instructions for having your bank wire federal funds.

     (b) For an initial  investment,  you must also send a completed  investment application to the Fund.

3.   THROUGH BROKER/DEALERS

Investors  may, if they wish,  invest in Cash Fund by purchasing  shares through registered broker/dealers.  Broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

Since Cash Fund  invests in money  market  securities  which  require  immediate payment in federal funds,  monies  received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve
Banks.  A record date for each  stockholder's  investment  is  established  each business day and used to distribute  the following  day's  dividend.  If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend.  Federal funds  received  after 2:00 p.m. on any business day will not be invested  until the following  business day. The Fund will not be responsible  for any delays in the wire transfer system.  All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States  dollars on a United States bank.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o    Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

o    Upon  the  disability  of the  shareholder  prior to age 65 if  shares  are redeemed  within  one year of the  shareholder  becoming  disabled  and the shareholder was not disabled when the shares were purchased

o    In connection with required  minimum  distributions  from a retirement plan qualified  under  Section  401(a),  401(k),  403(b) or 408 of the  Internal
     Revenue Code

o    In connection  with  distributions  from  retirement  plans qualified under
     Section 401(a), 401(k) or 403(b) of the Internal Revenue Code for:

     >>  returns of excess contributions to the plan

     >>  retirement of a participant in the plan

     >>  a loan from the plan  (loan  repayments  are  treated  as new sales for purposes of the deferred sales charge)

     >>  financial  hardship  (as  defined in  regulations  under the Code) of a participant in a plan

     >>  termination of employment of a participant in a plan

     >>  any other permissible withdrawal under the terms of the plan.

CONFIRMATIONS AND STATEMENTS -- The Funds will send you a confirmation statement after every  transaction  that  affects your  account  balance or  registration.
However,  certain  automatic  transactions may be confirmed on a quarterly basis including systematic withdrawals,  automatic purchases and reinvested dividends.
Each shareholder will receive a quarterly  statement  setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling  your shares of a Fund is called a  "redemption,"  because the Fund buys back its  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed  at the NAV next  determined  after the order is accepted by the Fund's transfer  agent,  less any  applicable  deferred  sales charge.  A Fund's NAV is generally  calculated as of the close of trading on every day the New York Stock
Exchange is open.  Any share  certificates  representing  Fund shares being sold must be returned with a request to sell the shares.

When  redeeming  recently  purchased  shares,  the Fund may  delay  sending  the redemption proceeds until it has collected payment, which may take up to 15 days from date of purchase.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o    The name and signature of the account owner(s)

o    The name of the Fund

o    The dollar amount or number of shares to sell

o    Where to send the proceeds

o    A signature guarantee if

     >>  The check will be mailed to a payee or address  different  than that of the account owner, or

     >>  The sale of shares is more than $25,000.

--------------------------------------------------------------------------------
  A SIGNATURE  GUARANTEE helps protect  against fraud.  Banks,  brokers,  credit
  unions,   national  securities  exchanges  and  savings  associations  provide signature guarantees.  A notary public is not an eligible signature guarantor.
  For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

         Security Management Company, LLC
         P.O. Box 750525
         Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o    INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be signed by an individual  shareholder,  or in the  case  of  joint  accounts,  all of the shareholders, exactly as the name(s) appears on the account.

o    UGMA OR UTMA:  Written  instructions  must be signed by the custodian as it appears on the account.

o    SOLE PROPRIETOR OR GENERAL PARTNER:  Written instructions must be signed by an authorized individual as it appears on the account.

o    CORPORATION  OR  ASSOCIATION:  Written  instructions  must be signed by the person(s)  authorized to act on the account.  A certified  resolution dated within six months of the date of  receipt,  authorizing  the signer to act, must accompany the request if not on file with the Funds.

o    TRUST: Written  instructions must be signed by the trustee(s).  If the name of the  current  trustee(s)  does not appear on the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o    RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays  (except  holidays)  between 7:00 a.m. and 6:00 p.m.  Central time. The
Funds  require  that  requests for  redemptions  over $25,000 be in writing with signatures  guaranteed.  You may not close your  account by  telephone or redeem shares for which a certificate  has been issued.  If you would like to establish this option on an existing account, please call 1-800-888-2461,  extension 3127.
Shareholders  may not  redeem  shares  held in an IRA or  403(b)(7)  account  by telephone.

BY BROKER -- You may redeem your shares through your broker.  Brokers may charge a commission upon the redemption of shares.

The Funds may suspend the right of redemption  during any period when trading on the New York Stock  Exchange is  restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

CASH FUND -- If checks are requested on the Checking Privilege Request Form, you may redeem  shares of Cash Fund by check.  Such  checks  must be in an amount of
$100 or more.  Redemption  by  check is not  available  for any  shares  held in certificate  form or for shares  recently  purchased  for which the Fund has not collected payment.  Check writing privileges may encourage multiple  redemptions on an account.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check.

The Funds may suspend the right of redemption  during any period when trading on the New York Stock  Exchange is  restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BY CHECK.  Redemption  proceeds will be sent to the  shareholder(s) of record at the address on our records within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption  proceeds,  the Investment
Manager will, upon the shareholder's  request,  provide a certified or cashier's check, or send the redemption  proceeds by express mail, or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire
transfer  instructions.   In  addition,  redemption  proceeds  can  be  sent  by
electronic funds transfer, free of charge, to the shareholder's bank account.

DIVIDENDS AND TAXES

Each Fund  (except  Cash  Fund)  pays its  shareholders  dividends  from its net investment  income  monthly,  and  distributes any net capital gains that it has realized, at least annually.  Cash Fund pays its shareholders dividends from its investment income daily. Your dividends and distributions  will be reinvested in shares of the Fund, unless you instruct the Investment Manager otherwise.  There are no fees or sales charges on reinvestments.

TAX ON  DISTRIBUTIONS  --  Fund  dividends  and  distributions  are  taxable  to shareholders  (unless your  investment  is in an Individual  Retirement  Account
("IRA") or other  tax-advantaged  retirement  account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax,  dividends and distributions may be subject to state and local  taxes.  If a Fund  declares a dividend  or  distribution  in October,
November or December but pays it in January,  you may be taxed on that  dividend or  distribution  as if  you  received  it in the  previous  year.  In  general, dividends and distributions from the Funds are taxable as follows:

---------------------------------------------------------------
                              TAX RATE FOR   TAX RATE FOR 28%
   TYPE OF DISTRIBUTION       15% BRACKET    BRACKET OR ABOVE
---------------------------------------------------------------
     Income dividends           Ordinary         Ordinary
                              Income rate       Income rate

 Short-term capital gains       Ordinary         Ordinary
                              Income rate       Income rate

  Long-term capital gains         10%               20%
  Long-term capital gains
 (held for 5 years or more         8%               18%
---------------------------------------------------------------

A Fund has "short-term  capital gains" when it sells a security within 12 months after buying it. A Fund has  "long-term  capital gains" when it sells a security that it has owned for more than 12 months. When a Fund earns interest from bonds and other debt securities and distributes  these earnings to  shareholders,  the
Fund has "ordinary  income." The Funds (other than  Municipal  Bond Fund) expect that their distributions will consist primarily of ordinary income.

The  Municipal  Bond  Fund  may  make  distributions   called   "exempt-interest
dividends"  that are exempt from federal income tax.  Exempt-interest  dividends will not necessarily be exempt from state and local income taxes.  The Municipal
Bond  Fund  may  also  make  taxable  distributions   (including  capital  gains
distributions).  You  generally  are required to report all Fund  distributions, including exempt-interest dividends, on your federal income tax return.

Tax-deferred  retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions  for each calendar  year on or before  January 31 of the following year.

TAXES ON SALES OR  EXCHANGES -- You may be taxed on any sale or exchange of Fund shares.  The amount of gain or loss will depend  primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The table  above  can  provide a guide for your  potential  tax  liability  when selling or exchanging  Fund shares.  "Short-term  capital gains" applies to Fund shares sold or exchanged up to one year after  buying them.  "Long-term  capital gains" applies to shares held for more than one year.

BACKUP  WITHHOLDING  -- As with all  mutual  funds,  a Fund may be  required  to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable  to you if you fail to  provide  the Fund  with  your  correct  taxpayer identification  number or to make required  certifications,  or if you have been notified  by the  Internal  Revenue  Service  that  you are  subject  to  backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal  Revenue Service ensures it will collect taxes otherwise due.
Any  amounts  withheld  may be credited  against  your U.S.  federal  income tax liability.

You should  consult your tax  professional  about  federal,  state and local tax consequences  to you of an investment  in the Fund.  Please see the Statement of
Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset  value per share (NAV) of each Fund is computed as of the close of regular  trading hours on the New York Stock Exchange  (normally 3 p.m.  Central time) on days when the  Exchange is open.  The  Exchange is open Monday  through
Friday, except on observation of the following holidays:  New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,  Memorial Day,  Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally  based upon the market value of securities  held in the Fund's  portfolio.  If market  prices are not  available,  the fair value of securities  is  determined  using  procedures  approved by each Fund's  Board of
Directors.  In  addition,  if  between  the time  trading  ends on a  particular security and the close of trading on the New York Stock  Exchange,  events occur that  materially  affect  the  value of the  security,  the  Funds may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors.  In such a case, the Fund's net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

SHAREHOLDER SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose  to  invest  in one of the Funds
(except Cash Fund)  through a voluntary  Accumulation  Plan.  This allows for an initial investment of $100 minimum and subsequent  investments of $20 minimum at any  time.  An  Accumulation  Plan  involves  no  obligation  to  make  periodic investments, and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may choose to use an Automatic  Investment Plan (automatic bank draft)
to make Fund  purchases.  There is no  additional  charge for choosing to use an
Automatic Investment Plan.  Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares.  An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly,  bi-monthly,  quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a  specified  percentage  of the initial or current  account  value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current  aggregate net asset value of $5,000 or more are deposited with the Investment  Manager,  which will act as agent for the stockholder under the  Program.  Shares are  liquidated  at net asset  value.  The  Program may be terminated on written notice,  or it will terminate  automatically if all shares are liquidated or withdrawn from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B, Class C and Class S shares  without the  imposition  of any  applicable contingent  deferred sales charge,  provided that such withdrawals do not in any
12-month period, beginning on the date the Program is established, exceed 10% of the value of the  account on that date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B, Class C or Class S shares  provides for withdrawals in excess of 10%
of  the  value  of the  account  in any  Program  year  and,  as a  result,  all withdrawals  under such a Program would be subject to any applicable  contingent deferred  sales  charge.  Free  Systematic  Withdrawals  will be made  first  by redeeming  those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming  shares held the longest.  The contingent  deferred sales charge  applicable  to a redemption  of Class B, Class C or Class S shares requested while Free Systematic Withdrawals are being made will be calculated as described  under  "Class B Shares,"  "Class C Shares"  and "Class S Shares,"  as
applicable. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE  PRIVILEGE  --  Shareholders  who own shares of the Funds may  exchange those shares for shares of Diversified Income Fund, Municipal Bond Fund, or High
Yield  Fund,  or for  shares  of  the  other  mutual  funds  distributed  by the
Distributor, which currently include Security Growth and Income, Equity, Global,
Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index,
International,  Select  25,  Large  Cap  Growth,  Technology  and  Ultra  Funds.
Shareholders  who hold their shares in a tax-qualified  retirement plan may also exchange  shares of the Funds for shares of Capital  Preservation  Fund, but may
not  exchange   shares  of  the  Funds  for  shares  of  Municipal   Bond  Fund.
Shareholders,  except those who have purchased  through the following  custodial accounts of the Investment Manager,  403(b)(7) accounts, SEP accounts and SIMPLE
Plans, may also exchange their shares for shares of Cash Fund.

Exchanges  may be made only in those  states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently  imposed on such an exchange.  Shares of a particular  class of the
Funds  may be  exchanged  only for  shares  of the same  class of  another  fund distributed by the  Distributor or for shares of Cash Fund, if available,  which offers a single class of shares. Any applicable contingent deferred sales charge will be imposed  upon  redemption  and  calculated  from the date of the initial purchase without regard to the time shares were held in Cash Fund.

For tax purposes,  an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

Because Cash Fund does not impose a sales  charge or  commission  in  connection with sales of its shares,  any  exchange of Cash Fund  shares  acquired  through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares  involved and a sales charge will be imposed equal to the sales  charge  that  would be  charged  such  shareholder  if he or she were purchasing for cash.

The terms of an  employee-sponsored  retirement  plan may affect a shareholder's right to  exchange  shares as  described  above.  Contact  your plan  sponsor or administrator  to determine if all of the exchange  options  discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed  Exchange  Authorization form.  A current  prospectus  of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

To  exchange   shares  by  telephone,   a   shareholder   must  hold  shares  in
non-certificate  form and must  either have  completed  the  Telephone  Exchange section of the application or a Telephone Transfer  Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the  Investment  Manager,  a  shareholder  may  exchange  shares by telephone by calling  the  Funds at  1-800-888-2461,  extension  3127,  on  weekdays  (except holidays)  between the hours of 7:00 a.m. and 6:00 p.m.  Central time.  Exchange requests  received by telephone  after the close of the New York Stock  Exchange
(normally  3 p.m.  Central  time)  will be treated  as if  received  on the next business day. The exchange  privilege,  including  telephone  exchanges,  may be changed  or  discontinued  at any time by either the  Investment  Manager or the
Funds upon 60 days' notice to shareholders.

DOLLAR COST AVERAGING. Only for shareholders of a 403(b)(7) account sponsored by the Investment  Manager and opened on or after June 5, 2000, a special  exchange privilege is available. This privilege allows such shareholders to make periodic exchanges  of  shares  from the  Security  Capital  Preservation  Fund  (held in non-certificate  form) to one or more of the funds  available under the exchange privilege as described  above.  Such periodic  exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging,  the cost of the securities gets averaged over time and possibly over various  market cycles.  Dollar cost averaging does not guarantee  profits, nor does it assure that you will not have losses.

You may obtain a dollar cost averaging request form from the Investment Manager.
You must designate on the form whether  amounts are to be exchanged on the basis of a specific  dollar  amount or a specific  number of  shares.  The  Investment
Manager  will  exchange  shares as  requested  on the first  business day of the month.  The Investment  Manager will make exchanges  until your account value in the  Security  Capital  Preservation  Fund is depleted or until you instruct the
Investment  Manager to  terminate  dollar cost  averaging.  You may instruct the
Investment  Manager to  terminate  dollar cost  averaging at any time by written request.

ASSET REBALANCING. Only for shareholders of a 403(b)(7) account sponsored by the
Investment  Manager  and  opened on or after June 5,  2000,  a special  exchange privilege is available that allows shareholders to automatically exchange shares of the funds on a quarterly basis to maintain a particular percentage allocation among  the  funds.  The  available  funds are those  discussed  above  under the exchange  privilege  and shares of such  funds  must be held in  non-certificate form.  Your account  value  allocated to a fund will grow or decline in value at
different  rates  during  the  selected  period,   and  asset  rebalancing  will
automatically  reallocate  your account value in the funds to the allocation you select on a quarterly basis.

You may obtain an asset  rebalancing  request form from the Investment  Manager.
You must  designate  on the form the  applicable  funds  and the  percentage  of account value to be maintained in each fund. Thereafter,  the Investment Manager will  exchange  shares of the funds to  maintain  that  allocation  on the first business day of each calendar quarter.  You may instruct the Investment  Manager to terminate asset rebalancing at any time by written request.

RETIREMENT PLANS -- The Funds have available tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Internal Revenue Code. Further  information  concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account  or wish to obtain  additional  information  may write to the Funds (see back cover for address  and  telephone  numbers),  or contact  their  securities dealer.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities  the Funds may hold in their portfolios and the various kinds of management  practices that may be  used  in the  portfolios.  The  Funds'  holdings  of  certain  types  of investments cannot exceed a maximum  percentage of net assets.  These percentage limitations are set forth in the Statement of Additional Information.  While the percentage  limitations  provide  a  useful  level  of  detail  about  a  Fund's investment  program,  they  should  not be  viewed as an  accurate  gauge of the potential  risk  of  the  investment.  For  example,  in a  given  period,  a 5%
investment in futures contracts could have  significantly more of an impact on a
Fund's  share price than its  weighting  in the  portfolio.  The net effect of a particular  investment  depends on its  volatility  and the size of its  overall return in relation to the  performance  of all of the Fund's other  investments.
Fund  Portfolio  Managers  have  considerable   leeway  in  choosing  investment
strategies  and selecting  securities  they believe will help a Fund achieve its objective. In seeking to meet its investment objective, a Fund may invest in any type of security or instrument whose investment  characteristics  are consistent with the Fund's investment program.

The Funds are subject to certain  investment policy  limitations  referred to as
"fundamental  policies."  The  fundamental  policies  cannot be changed  without shareholder  approval.  Some of the more important fundamental policies are that each Fund will not:

o    invest more than 5% of its total assets in the securities of any one issuer
     (other than  obligations  of, or guaranteed  by, the U.S.  Government,  its agencies or instrumentalities); provided, that this limitation applies only with respect to 75% of the value of the Fund's total assets

o    purchase a security  if, as a result,  with  respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Fund (other than obligations  issued or guaranteed by the U.S. Government, its agencies or instrumentalities)

o    invest 25% or more of its total assets in any one industry.

The  Municipal  Bond  Fund  will  not  invest  more  than 20% of its  assets  in securities  that  are not  tax-exempt  securities,  except  when in a  temporary defensive  position.  The  full  text of each  Fund's  fundamental  policies  is included in the Statement of Additional Information.

The following  pages describe some of the  investments  which may be made by the
Funds, as well as some of the management practices of the Funds.

CONVERTIBLE SECURITIES -- Diversified Income Fund and High Yield Fund may invest in debt or preferred equity  securities  convertible  into, or exchangeable for, equity securities. Traditionally,  convertible securities have paid dividends or interest  at rates  higher  than  common  stocks but lower than  non-convertible securities.  They generally  participate in the  appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

FOREIGN  SECURITIES -- Diversified Income Fund and High Yield Fund may invest in foreign securities  denominated in U.S. dollars.  Foreign investments increase a
Fund's  diversification  and may  enhance  return,  but they also  involve  some special  risks,  such as exposure to  potentially  adverse  local  political and economic developments;  nationalization and exchange controls; potentially lower liquidity and higher volatility;  and possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards.
These risks are heightened for investments in developing countries.

ASSET-BACKED  SECURITIES  --  Diversified  Income  Fund and High  Yield Fund may
invest in asset-backed securities.  An underlying pool of assets, such as credit card  receivables,  automobile  loans,  or corporate  loans or bonds backs these bonds and  provides  the  interest  and  principal  payments  to  investors.  On occasion,  the pool of assets may also include a swap obligation,  which is used to change the cash flows on the underlying  assets. As an example, a swap may be used to allow  floating  rate  assets to back a fixed  rate  obligation.  Credit quality depends primarily on the quality of the underlying  assets, the level of credit support,  if any,  provided by the issuer,  and the credit quality of the swap  counterparty,  if any. The underlying assets (I.E.,  loans) are subject to prepayments,  which can shorten the  securities'  weighted  average life and may lower their return.  The value of these  securities  also may change  because of actual or  perceived  changes in the  creditworthiness  of the  originator,  the servicing agent,  the financial  institution  providing credit support,  or swap counterparty.

MORTGAGE-BACKED  SECURITIES --  Diversified  Income Fund and High Yield Fund may
invest  in a  variety  of  mortgage-backed  securities.  Mortgage  lenders  pool individual home mortgages with similar  characteristics to back a certificate or bond,  which is sold to  investors  such as the Funds.  Interest  and  principal payments  generated  by the  underlying  mortgages  are  passed  through  to the investors.  The three largest  issuers of these  securities  are the  Government
National Mortgage  Association (GNMA), the Federal National Mortgage Association
(Fannie Mae) and the Federal Home Loan Mortgage  Corporation (Freddie Mac). GNMA
certificates  are backed by the full  faith and  credit of the U.S.  Government, while  others,  such as  Fannie  Mae and  Freddie  Mac  certificates,  are  only supported by the ability to borrow from the U.S.  Treasury or supported  only by the credit of the agency.  Private mortgage bankers and other  institutions also issue  mortgage-backed  securities.  Mortgage-backed  securities  are subject to scheduled and  unscheduled  principal  payments as homeowners pay down or prepay their  mortgages.  As these payments are received,  they must be reinvested when interest  rates may be higher or lower than on the original  mortgage  security.
Therefore,  these  securities are not an effective means of locking in long-term interest  rates.  In addition,  when interest  rates fall,  the pace of mortgage prepayments  picks up.  These  refinanced  mortgages  are paid off at face value
(par),  causing a loss for any investor who may have purchased the security at a price above par. In such an  environment,  this risk limits the potential  price appreciation of these securities and can negatively  affect the Fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline,  although  historically  these securities have  experienced  smaller price declines than comparable  quality bonds. In addition,  when rates rise and prepayments slow, the effective duration of mortgage-backed  securities extends, resulting in increased volatility.

Additional  mortgage-backed  securities in which these Funds may invest  include
COLLATERALIZED  MORTGAGE  OBLIGATIONS  (CMOs) and stripped mortgage  securities.
CMOs are debt  securities  that  are  fully  collateralized  by a  portfolio  of mortgages or  mortgage-backed  securities.  All interest and principal  payments from the underlying mortgages are passed through to the CMOs in such a way as to create,  in most  cases,  more  definite  maturities  than is the case  with the underlying  mortgages.  CMOs may pay fixed or variable  rates of  interest,  and certain  CMOs  have  priority  over  others  with  respect  to  the  receipt  of prepayments.  Stripped  mortgage  securities  (a type of  potentially  high-risk derivative)  are created by  separating  the  interest  and  principal  payments generated by a pool of mortgage-backed  securities or a CMO to create additional classes of  securities.  Generally,  one class  receives  interest only payments
(IOs) and another  receives  principal  only payments  (POs).  Unlike with other mortgage-backed  securities  and POs, the value of IOs tends to move in the same direction as interest  rates.  The fund can use IOs as a hedge  against  falling prepayment  rates (interest rates are rising) and/or a bear market  environment.
POs can be used as a hedge against rising  prepayment  rates (interest rates are falling) and/or a bull market environment.  IOs and POs are acutely sensitive to interest  rate  changes  and to the rate of  principal  prepayments.  A rapid or unexpected  increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs.
These  securities  are very volatile in price and may have lower  liquidity than most  other  mortgage-backed  securities.  Certain  non-stripped  CMOs  may also exhibit these  qualities,  especially  those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition,  if interest  rates rise rapidly and  prepayment  rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of  longer-term  securities  and become more  volatile.  There is no guarantee a
Fund's  investment in CMOs,  IOs, or POs will be successful,  and a Fund's total return could be adversely affected as a result.

RESTRICTED  SECURITIES -- Diversified Income Fund, High Yield Fund and Cash Fund
may invest in restricted securities that are eligible for resale under Rule 144A of the  Securities  Act of 1933.  These  securities are sold directly to a small number of investors, usually institutions.  Unlike public offerings,  restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under Rule 144A may be readily sold to qualified buyers, there may not always be a market for them and their sale may involve substantial delays and  additional  costs.  In addition,  the Funds,  except Cash Fund,  may invest in  restricted  securities  that are not  eligible  for resale under Rule
144A. Because there is no active market for these types of securities, selling a security  that is not a Rule 144A  security may be difficult  and/or may involve expenses that would not be incurred in the sale of  securities  that were freely marketable.

LOWER RATE DEBT  SECURITIES --  Diversified  Income Fund and High Yield Fund may
invest in higher  yielding  debt  securities  in the lower rating  (higher risk)
categories of the  recognized  rating  services  (commonly  referred to as "junk bonds").  The total  return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality  bonds. Junk bonds (those rated below BBB or in default) are regarded as  predominantly  speculative  with respect to the  issuer's  continuing  ability  to meet  principal  and  interest payments.  Successful  investment in lower-medium and low-quality bonds involves greater  investment  risk and is highly  dependent on the  Investment  Manager's credit analysis.  A real or perceived economic downturn or higher interest rates could  cause a decline in  high-yield  bond prices by  lessening  the ability of issuers to make  principal and interest  payments.  These bonds are often thinly traded and can be more difficult to sell and value accurately than  high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition,  the entire junk bond market can  experience  sudden and sharp  price  swings  due to a variety  of  factors, including  changes  in  economic  forecasts,  stock  market  activity,  large or sustained sales by major investors,  a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

U.S. GOVERNMENT SECURITIES-- Each Fund may invest in U.S. Government securities.
Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury;  others, such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the  instrumentality.  U.S. Government  securities include bills,  certificates of indebtedness,  notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

GUARANTEED  INVESTMENT  CONTRACTS ("GICS") -- Cash Fund may invest in GICs. When investing in GICs,  the Fund makes a cash  contribution  to a deposit fund of an
insurance  company's  general  account.   The  insurance  company  then  credits
guaranteed  interest to the deposit  fund on a monthly  basis.  The GICs provide that this guaranteed  interest will not be less than a certain minimum rate. The insurance  company may assess  periodic  charges  against a GIC for expenses and service  costs  allocable to it, and the charges will be deducted from the value of the deposit  fund.  Cash Fund may invest only in GICs that have  received the requisite  ratings by one or more  NRSROs  ("nationally  recognized  statistical rating organizations"). Because a Fund may not receive the principal amount of a
GIC from the insurance  company on 7 days' notice or less, the GIC is considered an illiquid investment.  In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time  remaining  until the next readjustment of the guaranteed interest rate.

Some of the management practices of the Funds include:

CASH RESERVES -- Each Fund may establish and maintain reserves as the Investment
Manager or Sub-Adviser  believes is advisable to facilitate the Fund's cash flow needs (E.G., redemptions, expenses and purchases of portfolio securities) or for temporary,  defensive purposes. Such reserves may include various types of money market instruments, certificates of deposit, bank demand accounts and repurchase agreements.

BORROWING  -- Each Fund may borrow  money from banks as a temporary  measure for emergency purposes,  to facilitate  redemption  requests,  or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be  collateralized  with  Fund  assets.  To the  extent  that  a Fund  purchases securities  while it has outstanding  borrowings,  it is using  leverage,  I.E., using borrowed funds for  investment.  Leveraging  will exaggerate the effect on net asset value of any  increase  or  decrease  in the market  value of a Fund's portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by  appreciation  of the  securities  purchased;  in certain cases,  interest costs may exceed the return  received on the securities purchased.  A Fund also may be required to maintain  minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of  credit;  either  of  these  requirements  would  increase  the  cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS --  Diversified  Income Fund,  High Yield Fund and Municipal
Bond Fund may utilize futures  contracts.  The Diversified  Income Fund and High
Yield Fund may also utilize  options on futures,  and may purchase  call and put options and write call and put options on a "covered" basis.  Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price.  Options  (another type of  potentially  high-risk  derivative)  give the investor the right (where the investor purchases the options), or the obligation
(where the investor  writes  (sells) the options),  to buy or sell an asset at a predetermined  price in the future.  Futures and options contracts may be bought or sold for any number of reasons,  including:  to manage exposure to changes in interest  rates and bond  prices;  as an efficient  means of  adjusting  overall exposure  to certain  markets;  in an effort to enhance  income;  to protect the value of portfolio securities; and to adjust portfolio duration. The Diversified
Income  Fund and High  Yield  Fund may  purchase,  sell,  or write  call and put options on securities and financial  indices.  Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could  lower a Fund's  total  return,  and the  potential  loss  from the use of futures can exceed the Fund's initial investment in such contracts.

SWAPS,  CAPS, FLOORS AND COLLARS -- Diversified  Income Fund and High Yield Fund
may enter into interest rate, total return and index swaps.  High Yield Fund may also enter into the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions  primarily to preserve a return or spread on a particular  investment or portion of its portfolio as a technique for managing the  portfolio's  duration (I.E.,  the price  sensitivity to changes in interest rates) or to protect  against any increase in the price of  securities  the Fund anticipates  purchasing  at a later date. To the extent a Fund enters into these types  of  transactions,  it  will be done  to  hedge  and not as a  speculative investment,  and the Fund will not sell  interest rate caps or floors if it does not own  securities  or other  instruments  providing the income the Fund may be obligated  to pay.  Interest  rate swaps  involve  the  exchange  by a Fund with another party of their  respective  commitments to pay or receive  interest on a notional  amount of  principal.  The purchase of a cap entitles the purchaser to receive  payments on a notional  principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined  interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional  principal amount from the party selling the floor to the extent that a specified index falls below a predetermined  interest rate or amount. A collar is a combination  of a cap and a floor that  preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED  SECURITIES AND FORWARD  COMMITMENT  CONTRACTS -- Diversified Income
Fund,  High Yield Fund and Municipal Bond Fund may purchase and sell  securities on a "when issued," "forward  commitment" or "delayed delivery" basis. The price of these  securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the  securities can  fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery,  the value of the securities may be more or less than the purchase or sale price.  When a Fund purchases  securities on this basis,  there is a risk that the  securities  may not be delivered  and that the
Fund may incur a loss.

PORTFOLIO TURNOVER -- Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security  was held. A high  turnover  rate may  increase  transaction  costs and result in additional taxable gains.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand  the Fund's financial  performance for their Class A shares, Class B shares, Class C shares, and Class S shares during the past five years, or the period since  commencement of a Fund.  Certain  information  reflects  financial  results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming  reinvestment of all dividends and  distributions.  This  information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds'  financial  statements,  are included in the annual report,  which is available upon request.

-------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS A)
-------------------------------------------------------------------------------------------
                                             FISCAL YEARS ENDED DECEMBER 31
                            ---------------------------------------------------------------
                              2001         2000          1999         1998         1997
                            (b)(c)(i)    (b)(c)(e)    (b)(c)(g)     (b)(c)(g)    (b)(c)(g)
                            ---------    ---------    ----------    ---------    ---------
PER SHARE DATA
Net asset value
 beginning of period........  $ 4.66      $ 4.52       $ 4.96        $ 4.81       $ 4.71

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income ......    0.26        0.28         0.26          0.27         0.32
Net gain (loss)
 on securities
 (realized and unrealized)..    0.07        0.14        (0.44)         0.16         0.10
                                ----       ------       ------        ------       -----
Total from investment
 operations.................    0.33        0.42        (0.18)         0.43         0.42

LESS DISTRIBUTIONS:
Dividends (from net
 investment income).........   (0.26)      (0.28)       (0.26)        (0.28)       (0.32)
Distributions (from
 realized gains)............    ---         ---          ---           ---          ---
                             -------     -------      -------       -------      ------
Total distributions.........   (0.26)      (0.28)       (0.26)        (0.28)       (0.32)
                               ------      ------       ------        ------      ------
NET ASSET VALUE
 END OF PERIOD..............  $ 4.73      $ 4.66       $ 4.52        $ 4.96       $ 4.81
                               ======     =======       ======        ======       =====
TOTAL RETURN (a)............    7.3%        9.7%       (3.6)%          9.1%         9.2%

RATIOS/SUPPLEMENTAL
 DATA
Net assets end of
 period (thousands)......... $59,168     $63,293      $12,723       $12,664       $7,652
Ratio of expenses to
 average net assets.........  0.95%       0.96%        0.87%         0.93%        0.60%
Ratio of net investment
   income to average
   net assets...............   5.57%       6.18%        5.58%         5.62%        6.10%
Portfolio turnover rate.....     38%         71%          65%           78%          39%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS B)
-------------------------------------------------------------------------------------------
                                              FISCAL YEARS ENDED DECEMBER 31
                             --------------------------------------------------------------
                                 2001        2000        1999         1998          1997
                             (b)(c)(d)(i)  (b)(c)(e)   (b)(c)(g)     (b)(c)(g)    (b)(c)(g)
                             ------------  ---------   ---------     ---------    ---------
PER SHARE DATA
Net asset value
 beginning of period........  $ 4.65      $ 4.51        $ 4.95        $ 4.80        $ 4.71

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment
 income.....................    0.22        0.23          0.22          0.22          0.26
Net gain (loss)
 on securities
 (realized and unrealized)..    0.07        0.16         (0.44)         0.16          0.10
                               ------      ------        ------        ------        -----
Total from investment
 operations.................    0.29        0.39         (0.22)         0.38          0.36

LESS DISTRIBUTIONS:
Dividends (from net
 investment income).........   (0.23)      (0.25)        (0.22)        (0.23)        (0.27)
Distributions (from
 realized gains)............    ---         ---           ---           ---           ---
                             -------     -------       -------       -------      -------
Total distributions.........   (0.23)      (0.25)        (0.22)        (0.23)        (0.27)
                               ------      ------        ------        ------        ------
NET ASSET VALUE
 END OF PERIOD..............  $ 4.71      $ 4.65        $ 4.51        $ 4.95        $ 4.80
                               ======      ======        ======        ======        =====
TOTAL RETURN (a)............    6.4%        8.9%        (4.6)%          8.0%          7.9%

RATIOS/SUPPLEMENTAL
 DATA
Net assets end of
 period (thousands)......... $13,685     $13,850        $2,356        $3,668        $1,091
Ratio of expenses to
 average net assets.........  1.70%       1.71%         1.85%         1.85%         1.68%
Ratio of net investment
   income to average
   net assets...............   4.83%       5.40%         4.55%         4.66%         5.02%
Portfolio turnover rate.....     38%         71%           65%           78%           39%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS C)
-------------------------------------------------------------------------------
                                           FISCAL YEAR ENDED DECEMBER 31
                                         -----------------------------------
                                           2001(b)(c)(i)    2000(b)(c)(f)
PER SHARE DATA
Net asset value beginning of period...        $ 4.65            $ 4.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................          0.21              0.21
Net gain (loss) on securities
   (realized and unrealized)..........          0.08              0.19
                                               ------            ------
Total from investment operations......          0.29              0.40

LESS DISTRIBUTIONS:
Dividends (from net investment income)         (0.24)            (0.17)
Distributions (from realized gains)...          ---               ---
                                           ---------         --------
Total distributions...................         (0.24)            (0.17)
                                               ------            ------
NET ASSET VALUE END OF PERIOD.........        $ 4.70            $ 4.65
                                               ======            =====
TOTAL RETURN (a)......................          6.3%              7.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)..        $1,760              $442
Ratio of expenses to average net assets        1.69%             1.67%
Ratio of net investment
   income to average net assets.......         4.84%             5.32%
Portfolio turnover rate...............           38%               40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS S)
--------------------------------------------------------------------------------
                                            FISCAL YEAR
                                         ENDED DECEMBER 31
                                         ------------------
                                         2001(b)(c)(h)(i)

PER SHARE DATA

Net asset value beginning of period...        $ 4.69

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................          0.18
Net gain (loss) on securities
   (realized and unrealized)..........          0.06
                                               -----
Total from investment operations......          0.24

LESS DISTRIBUTIONS:

Dividends (from net investment income)         (0.20)
Distributions (from realized gains)...          ---
                                            -------
Total distributions...................         (0.20)
                                               ------
NET ASSET VALUE END OF PERIOD.........        $ 4.73
                                               =====
TOTAL RETURN (a)......................          4.4%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)..           $25
Ratio of expenses to average net assets        1.74%
Ratio of net investment
   income to average net assets.......         4.55%
Portfolio turnover rate...............           43%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD FUND (CLASS A)
-------------------------------------------------------------------------------------------
                                             FISCAL YEARS ENDED DECEMBER 31
                            ---------------------------------------------------------------
                            2001(b)(c)(i) 2000(b)(c)   1999(b)(c)    1998(b)(c)  1997(b)(c)
                            ------------- ----------   ----------    ----------  ----------
PER SHARE DATA
Net asset value
 beginning of period........   $12.14      $13.65       $15.05        $15.71       $15.32

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.......     1.06        1.10         1.25          1.22         1.25
Net gain (loss)
 on securities
(realized and unrealized)...    (0.47)      (1.50)       (1.32)        (0.47)        0.60
                               -------     -------      -------       -------      ------
Total from investment
 operations.................     0.59       (0.40)       (0.07)         0.75         1.85

LESS DISTRIBUTIONS:
Dividends (from net
 investment income).........   (1.05)      (1.11)       (1.18)        (1.22)       (1.25)
Distributions (from
 realized gains)............     ---         ---         (0.15)        (0.19)       (0.21)
                             --------    --------       -------       -------      -------
Total distributions.........    (1.05)      (1.11)       (1.33)        (1.41)       (1.46)
                               -------     -------      -------       -------      -------
NET ASSET VALUE
 END OF PERIOD..............   $11.68      $12.14       $13.65        $15.05       $15.71
                                ======      ======       ======        ======       =====
TOTAL RETURN (a)............     4.9%      (3.0%)       (0.5)%          5.0%        12.6%

RATIOS/SUPPLEMENTAL
 DATA
Net assets end of
 period (thousands).........   $5,919      $6,612       $6,328        $5,781       $5,179
Ratio of expenses to
 average net assets.........   1.09%       0.79%        0.72%         0.76%        0.87%
Ratio of net investment
   income to average
 net assets.................    8.80%       8.62%        8.17%         7.96%        8.14%
Portfolio turnover rate.....      65%         28%          36%          103%          87%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
HIGH YIELD FUND (CLASS B)
-------------------------------------------------------------------------------------------
                                             FISCAL YEARS ENDED DECEMBER 31
                            ---------------------------------------------------------------
                            2001(b)(c)(i)  2000(b)(c)  1999(b)(c)   1998(b)(c)   1997(b)(c)
                            -------------  ----------  ----------   ----------   ---------
PER SHARE DATA
Net asset value
 beginning of period........    $12.11      $13.62      $15.02        $15.68       $15.32

INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income.......      0.96        1.00        1.06          1.10         1.10
Net gain (loss)
 on securities
 (realized and unrealized)..     (0.47)      (1.50)      (1.25)        (0.47)        0.59
                                -------     -------     -------       -------      ------
Total from investment
 operations.................      0.49       (0.50)      (0.19)         0.63         1.69

LESS DISTRIBUTIONS:
Dividends (from net
 investment income).........     (0.95)      (1.01)      (1.06)        (1.10)       (1.12)
Distributions (from
 realized gains)............      ---         ---        (0.15)        (0.19)       (0.21)
                             ---------   ---------      -------       -------      -------
Total distributions.........     (0.95)      (1.01)      (1.21)        (1.29)       (1.33)
                                -------     -------     -------       -------      -------
NET ASSET VALUE
 END OF PERIOD..............    $11.65      $12.11      $13.62        $15.02       $15.68
                                 ======      ======      ======        ======       =====
TOTAL RETURN (a)............      4.1%      (3.8%)      (1.3)%          4.2%        11.5%

RATIOS/SUPPLEMENTAL
 DATA
Net assets end of
 period (thousands).........    $4,231      $3,914      $4,469        $4,236       $4,432
Ratio of expenses to
 average net assets.........     1.90%       1.51%       1.53%         1.53%        1.80%
Ratio of net investment
   income to average
   net assets...............     7.98%       7.77%       7.35%         7.17%        7.21%
Portfolio turnover rate.....       65%         28%         36%          103%          87%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD FUND (CLASS C)
--------------------------------------------------------------------------------
                                         -----------------------------------
                                           FISCAL YEAR ENDED DECEMBER 31
                                         -----------------------------------
                                           2001(b)(c)(i)    2000(b)(c)(f)
PER SHARE DATA
Net asset value beginning of period...        $12.16            $12.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................          0.81              0.62
Net gain (loss) on securities
   (realized and unrealized)..........         (0.33)            (0.69)
                                              -------           -------
Total from investment operations......          0.48             (0.07)

LESS DISTRIBUTIONS:
Dividends (from net investment income)         (0.95)            (0.67)
Distributions (from realized gains)...          ---               ---
                                          ----------        ---------
Total distributions...................         (0.95)            (0.67)
                                              -------           -------
NET ASSET VALUE END OF PERIOD.........        $11.69            $12.16
                                               ======            =====
TOTAL RETURN (a)......................          4.0%            (1.2%)

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)..          $368               $50
Ratio of expenses to average net assets        2.11%             1.58%
Ratio of net investment
   income to average net assets.......         7.60%             8.05%
Portfolio turnover rate...............           65%               39%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND (CLASS A)
-------------------------------------------------------------------------------------------
                                         FISCAL YEARS ENDED DECEMBER 31
                            ---------------------------------------------------------------
                            2001(b)(c) 2000(b)(c) 1999(b)(c)(d) 1998(b)(c)(d) 1997(b)(c)(d)
                            ---------- ---------- ------------- ------------- -------------
PER SHARE DATA
Net asset value
 beginning of period........   $10.20      $  9.48       $10.24         $10.08     $  9.72

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.......     0.43         0.45         0.42           0.43        0.42
Net gain (loss)
 on securities
 (realized and unrealized)..    (0.05)        0.72        (0.76)          0.17        0.36
                               -------      -------      -------        -------     ------
Total from investment
 operations.................     0.38         1.17        (0.34)          0.60        0.78

LESS DISTRIBUTIONS:
Dividends (from net
 investment income).........    (0.43)       (0.45)       (0.42)         (0.44)      (0.42)
Distributions (from
 realized gains)............     ---          ---          ---            ---         ---
                             --------     --------     --------       --------    --------
Total distributions.........    (0.43)       (0.45)       (0.42)         (0.44)      (0.42)
                               -------      -------      -------        -------     -------
NET ASSET VALUE
 END OF PERIOD..............   $10.15       $10.20      $  9.48         $10.24      $10.08
                                ======       ======      =======         ======      =====
TOTAL RETURN (a)............     3.8%        12.7%       (3.5)%           6.1%        8.3%

RATIOS/SUPPLEMENTAL
 DATA
Net assets end
 of period (thousands)......  $15,672      $16,679      $17,630        $19,012     $21,953
Ratio of expenses to
 average net assets.........   0.99%        1.00%        1.01%          0.82%       0.82%
Ratio of net investment
   income to average
   net assets...............    4.20%        4.60%        4.19%          4.23%       4.29%
Portfolio turnover rate.....      54%          52%         108%            94%         48%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND (CLASS B)
-------------------------------------------------------------------------------------------
                                                     FISCAL YEARS ENDED DECEMBER 31
                            ---------------------------------------------------------------
                            2001(b)(c) 2000(b)(c) 1999(b)(c)(d) 1998(b)(c)(d) 1997(b)(c)(d)
                            ---------- ---------- ------------- ------------- -------------
PER SHARE DATA
Net asset value
 beginning of period........   $10.22      $  9.50       $10.26        $10.08      $  9.73

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.......     0.35         0.38         0.34          0.31         0.29
Net gain (loss)
 on securities
 (realized and unrealized)..    (0.05)        0.71        (0.76)         0.17         0.37
                               -------      -------      -------       -------      ------
Total from investment
 operations.................     0.30         1.09        (0.42)         0.48         0.66

LESS DISTRIBUTIONS:
Dividends (from net
 investment income).........    (0.36)       (0.37)       (0.34)        (0.30)       (0.31)
Distributions (from
 realized gains)............     ---          ---          ---           ---          ---
                             --------    ---------     --------      --------     -------
Total distributions.........    (0.36)       (0.37)       (0.34)        (0.30)       (0.31)
                               -------      -------      -------       -------      -------
NET ASSET VALUE
 END OF PERIOD..............   $10.16       $10.22      $  9.50        $10.26       $10.08
                                ======       ======      =======        ======       =====
TOTAL RETURN (a)............     2.9%        11.8%       (4.2)%          4.8%         6.9%

RATIOS/SUPPLEMENTAL
 DATA
Net assets end
 of period (thousands)......   $1,766       $1,605       $1,661        $1,367       $2,344
Ratio of expenses to
 average net assets.........   1.74%        1.75%        1.76%         2.01%        2.00%
Ratio of net investment
   income to average
   net assets...............    3.45%        3.85%        3.45%         3.04%        3.11%
Portfolio turnover rate.....      54%          52%         108%           94%          48%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
CASH FUND
-------------------------------------------------------------------------------------------
                                             FISCAL YEARS ENDED DECEMBER 31
                            ---------------------------------------------------------------
                            2001(b)(c)     2000(c)      1999(c)     1998(c)(d)   1997(c)(d)
                            ----------     -------      -------     ----------   ----------
PER SHARE DATA
Net asset value
 beginning of period........   $ 1.00       $ 1.00       $ 1.00        $ 1.00       $ 1.00

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.......     0.03         0.05         0.04          0.05         0.05
Net gain (loss)
 on securities
 (realized and unrealized)..     ---          ---          ---           ---          ---
                             --------    ---------     --------      --------     -------
Total from investment
 operations.................     0.03         0.05         0.04          0.05         0.05

LESS DISTRIBUTIONS:
Dividends (from net
 investment income).........    (0.03)       (0.05)       (0.04)        (0.05)       (0.05)
Distributions (from
 realized gains)............     ---          ---          ---           ---          ---
                             --------    ---------     --------      --------     -------
Total distributions.........    (0.03)       (0.05)       (0.04)        (0.05)       (0.05)
                                ------       ------       ------        ------       ------
NET ASSET VALUE
 END OF PERIOD..............   $ 1.00       $ 1.00       $ 1.00        $ 1.00       $ 1.00
                                ======       ======       ======        ======       =====
TOTAL RETURN (a)............     3.2%         5.6%         4.4%          4.7%         4.9%

RATIOS/SUPPLEMENTAL
 DATA
Net assets end of
 period (thousands).........  $67,638      $62,472      $53,137       $61,828      $57,441
Ratio of expenses to
 average net assets.........   1.00%        0.98%        0.86%         0.89%        0.90%
Ratio of net investment
   income to average
 net assets.................    3.08%        5.48%        4.30%         4.60%        4.80%
Portfolio turnover rate.....      ---         ---          ---           ---          ---

------------------------------------------------------------------------------------------

(a) Total return  information  does not take into account any sales charges paid at the time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Fund expenses were reduced by  reimbursement  from the  Investment  Manager.
    Expense ratios absent such reimbursements would have been as follows:

   -----------------------------------------------------------

   FUND         CLASS   2001   2000    1999    1998    1997
   -----------------------------------------------------------
                  A    1.04%   1.19%   1.37%   1.43%   1.06%
   Diversified    B    1.79%   2.02%   2.36%   3.03%   2.14%
   Income         C    1.79%   1.84%    ---     ---     ---
                  S    1.75%    ---     ---     ---     ---
   -----------------------------------------------------------
                  A    1.42%   1.39%   1.32%   1.36%   1.44%
   High Yield     B    2.21%   1.84%   2.13%   2.13%   2.37%
                  C    2.25%   2.02%    ---     ---     ---
                  S     ---     ---     ---     ---     ---
   -----------------------------------------------------------
   Municipal      A    1.17%   1.16%   1.14%   0.82%   0.83%
   Bond           B    1.93%   1.96%   2.19%   2.18%   2.00%
   -----------------------------------------------------------
   Cash                1.01%    ---     ---     ---     ---
   -----------------------------------------------------------

(c) Net  investment  income was  computed  using the  average  month-end  shares outstanding throughout the period.

(d) Expense  ratios  including  reimbursements,   were  calculated  without  the
    reduction for  custodian  fees earnings  credits.  Expense  ratios with such reductions would have been as follows:

   -----------------------------------------------------------
                CLASS   2001   2000    1999    1998    1997
   -----------------------------------------------------------
   Diversified    A     ---     ---     ---     ---     ---
   Income         B    1.70%    ---     ---     ---     ---
   -----------------------------------------------------------
   Municipal      A     ---     ---    1.00%   0.82%   0.83%
   Bond           B     ---     ---    1.75%   2.00%   2.00%
   -----------------------------------------------------------
   Cash           A     ---     ---     ---    0.89%   1.00%
                  B     ---     ---     ---     ---     ---
   -----------------------------------------------------------

(e) Portfolio  turnover  calculation  excludes the portfolio  investments in the
    Limited Maturity Series and Corporate Bond Series prior to merger.

(f) Class C shares were  initially  offered for sale on May 1, 2000 for Security
    High Yield Series and Diversified Income Series.  Percentage amounts for the period, except for total return, have been annualized.

(g) The  financial  highlights  for the  Diversified  Income Series as set forth herein  exclude the  historical  financial  highlights of the Corporate Bond
    Series and Limited Maturity Bond Series Class A and B shares.  The assets of the Corporate Bond Series and Limited  Maturity Bond Series were acquired by the Diversified Income Series on April 30, 2000.

(h) Class "S"  shares  were  initially  offered  for sale on  February  1, 2001.
    Percentage  amounts  for  the  period,   except  total  return,   have  been
    annualized. Total return has been calculated for the period February 1, 2001 through December 31, 2001.

(i) As required,  effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and  Accounting  Guide for  Investment  Companies  and began amortizing  premiums on fixed income  securities.  The effect of this change for the period  ended  December 31,  2001,  was to decrease  net  investment income  per  share by less than 1/2 of a cent,  increase  net  realized  and unrealized  gains  and  losses  per  share  by less  than  1/2 of a cent and increase the ratio of net investment income to average net assets from 0.01%
    to 0.18%.  Per share,  ratios and  supplemental  data for  periods  prior to
    January  1,  2001  have  not  been   restated  to  reflect  this  change  in
    presentation.

DESCRIPTION OF
SHORT-TERM INSTRUMENTS

The  types  of  instruments  that  will  form  the  major  part of  Cash  Fund's investments are described below:

U.S.  GOVERNMENT  SECURITIES -- Federal agency  securities are debt  obligations which principally result from lending programs of the U.S.  Government.  Housing and agriculture have traditionally  been the principal  beneficiaries of federal credit  programs,  and agencies  involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S.  Treasury;  others are supported by the right of the issuer to borrow from the  Treasury;  others,  such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the instrumentality.

U.S.  Treasury  bills are issued with  maturities  of any period up to one year.
Three-month  bills are currently  offered by the Treasury on a 13-week cycle and are auctioned  each week by the  Treasury.  Bills are issued in bearer form only and are sold only on a discount basis,  and the difference  between the purchase price  and the  maturity  value  (or the  resale  price if they are sold  before maturity) constitutes the interest income for the investor.

CERTIFICATES  OF DEPOSIT -- A  certificate  of deposit is a  negotiable  receipt issued by a bank or savings and loan  association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

COMMERCIAL  PAPER  --  Commercial  paper  is  generally   defined  as  unsecured
short-term  notes  issued in bearer form by large  well-known  corporations  and finance companies.  Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

BANKER'S ACCEPTANCES -- A banker's acceptance generally arises from a short-term credit  arrangement  designed to enable  businesses  to obtain  funds to finance commercial  transactions.  Generally,  an  acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific  merchandise.  The draft is then  "accepted" by a bank that, in effect, unconditionally  guarantees  to pay the  face  value  of the  instrument  on its maturity date.

DESCRIPTION OF
COMMERCIAL PAPER RATINGS

A Prime  rating is the  highest  commercial  paper  rating  assigned  by Moody's
Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote  relative  strength  within this  highest classification. Among the factors considered by Moody's in assigning ratings are the  following:  (1)  evaluation of the  management of the issuer;  (2) economic
evaluation  of  the  issuer's   industry  or  industries  and  an  appraisal  of
speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's  products in relation to competition and customer  acceptance;  (4)
liquidity;  (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten  years;  (7)  financial  strength  of a parent  company  and the relationships  which exist with the issuer; and (8) recognition by management of obligations  which may be  present  or may arise as a result of public  interest questions and preparations to meet such obligations.

Commercial  paper  rated "A" by  Standard & Poor's  Corporation  ("S&P") has the
highest  rating and is  regarded  as having  the  greatest  capacity  for timely payment.  Commercial  paper rated A-1 by S&P has the following  characteristics:
(1)  liquidity  ratios are  adequate to meet cash  requirements;  (2)  long-term senior  debt is rated "A" or  better;  (3) the issuer has access to at least two additional  channels  of  borrowing;  (4) basic  earnings  and cash flow have an upward trend with allowance made for unusual circumstances;  (5) typically,  the issuer's  industry  is well  established  and the issuer  has a strong  position within the  industry;  and (6) the  reliability  and quality of  management  are unquestioned.  Relative  strength  or weakness  of the above  factors  determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF
CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE,  INC. -- AAA. Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest  degree of investment  risk and are generally  referred to as "gilt-edge."  Interest payments are protected by a large or by an  exceptionally  stable margin and principal is secure.  While the various  protective  elements  are  likely to  change,  such  changes  as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper medium grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither  highly  protected nor poorly  secured.  Interest  payments and principal  security  appear  adequate  for the present,  but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B. Bonds  which are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent  obligations  which are  speculative in a high degree. Such issues are often in default or have other market shortcomings.

C. Bonds which are rated C are the lowest  rated  class of bonds,  and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

NOTE:  Moody's  applies  numerical  modifiers 1, 2 and 3 in each generic  rating classification  from Aa through B. The  modifier 1 indicates  that the  security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking,  and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S  CORPORATION  -- AAA.  Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA.  Bonds  rated AA have a very  strong  capacity  to pay  interest  and  repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong  capacity  to pay  interest  and repay  principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest
and  repay  principal.   Whereas  they  normally  exhibit  adequate   protection
parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  CC.  Bonds rated BB, B, CCC and CC are  regarded,  on  balance,  as predominantly  speculative with respect to the issuer's capacity to pay interest and repay principal in accordance  with the terms of  obligations.  BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions.

C. The rating C is reserved for income bonds in which no interest is being paid.

D. Debt rated D is in  default  and  payment of  interest  and/or  repayment  of principal is in arrears.

NOTE:  Standard & Poor's  ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

DESCRIPTION OF
MUNICIPAL BOND RATINGS

The following  are  summaries of the ratings used by Moody's,  Standard & Poor's and Fitch's applicable to permitted investments of Municipal Bond Fund:

MOODY'S INVESTORS SERVICE, INC.* -- AAA. Municipal bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest  degree of investment risk  and are  generally  referred  to as  "gilt-edge."  Interest  payments  are protected  by a large or by an  exceptionally  stable  margin and  principal  is secure. While the various protective elements are likely to change, such changes as can be  visualized  are most  unlikely  to impair  the  fundamentally  strong position of such issues.

AA.  Municipal  bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or fluctuation of protective elements  may be of greater  amplitude  or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A.  Municipal  bonds  which  are  rated  A  possess  many  favorable  investment attributes and are to be considered as upper medium grade  obligations.  Factors giving security to principal and interest are considered adequate,  but elements may be present which  suggest a  susceptibility  to  impairment  sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither  highly  protected nor poorly  secured.  Interest  payments and principal  security  appear  adequate  for the present,  but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

NOTE:  Moody's  applies  numerical  modifiers 1, 2 and 3 in each generic  rating classification  from  Aa  through  B in its  corporate  bond  ratings.  Although
Industrial Revenue Bonds and Environmental  Control Revenue Bonds are tax-exempt issues,  they are included in the corporate bond rating  system.  The modifier 1 indicates  that the  security  ranks in the  higher  end of its  generic  rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic  rating  category.  Moody's does not apply numerical  modifiers other than Aa1, A1 and Baa1 in its municipal bond rating system,  which offer the maximum  security  within the Aa, A and Baa groups, respectively.

STANDARD & POOR'S  CORPORATION**--  AAA.  Municipal  bonds rated AAA are highest grade  obligations.  They  possess  the  ultimate  degree  of  protection  as to principal and interest.

AA. Municipal bonds rated AA also qualify as high grade obligations,  and in the majority of instances differ from AAA issues only in small degree.

A.  Municipal  bonds  rated A are  regarded  as upper  medium  grade.  They have considerable  investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB.  Bonds  rated  BBB are  regarded  as  having an  adequate  capacity  to pay principal  and  interest.  Whereas they  normally  exhibit  adequate  protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

NOTE:  Standard & Poor's  ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

FITCH INVESTORS SERVICE, INC.-- AAA. Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally  strong ability to pay  interest  and repay  principal,  which is  unlikely  to be  affected  by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's  ability to pay interest and repay principal is very strong,  although not quite as strong as bonds rated "AAA."  Because  bonds rated in the "AAA" and
"AA"  categories  are  not  significantly   vulnerable  to  foreseeable   future
developments, short-term debt of these issuers is generally rated "F-1+".

A. Bonds  considered  to be  investment  grade and of high credit  quality.  The obligor's  ability to pay  interest  and repay  principal  is  considered  to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds considered to be investment grade and of satisfactory credit quality.
The  obligor's  ability to pay interest and repay  principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds,  and therefore  impair timely payment.  The  likelihood  that the  ratings  of these  bonds  will  fall  below investment grade is higher than for bonds with higher ratings.

NOTE:  Plus and  minus  signs  are used with a rating  symbol  to  indicate  the relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the "AAA" category.

RATINGS OF SHORT-TERM SECURITIES

MOODY'S INVESTORS SERVICE -- The following ratings apply to short-term municipal notes and loans:

MIG 1. Loans bearing this  designation are of the best quality,  enjoying strong protection from  established  cash flows for their servicing or from established and broad based access to the market for refinancing, or both.

MIG 2. Loans  bearing  this  designation  are of high  quality  with  margins of protection ample although not so large as in the preceding group.

The following ratings apply to both commercial paper and municipal paper:

PRIME-1. Issuers receiving this rating have a superior capacity for repayment of short-term promissory obligations.

PRIME-2.  Issuers  receiving this rating have a strong capacity for repayment of short-term promissory obligations.

STANDARD & POOR'S  CORPORATION  -- The  following  ratings  apply to  short-term municipal notes:

AAA.  This  is the  highest  rating  assigned  by S&P to a debt  obligation  and indicates an extremely strong capacity to repay principal and pay interest.

AA.  Notes  rated AA have a very  strong  capacity  to repay  principal  and pay interest and differ from AAA issues only in small degree.

The following ratings apply both to commercial paper and municipal paper:

A-1.  This  designation  indicates  that the degree of safety  regarding  timely payment is very strong.

A-2.  Capacity  for timely  payment on issues with this  designation  is strong.
However,  the  relative  degree of safety is not as  overwhelming  as for issues designated A-1.

FITCH INVESTORS SERVICE -- The following ratings apply to commercial paper:

F-1+.  Exceptionally  strong  credit  quality.  Issues  assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Very  strong  credit  quality.  Issues  assigned  this  rating  reflect an assurance  of timely  payment  only  slightly  less in degree than issues  rated
"F-1+".

F-2.  Issues  assigned this rating have a  satisfactory  degree of assurance for timely  payment but the margin of safety is not as great as for issues  assigned
"F-1+" or "F-1".

 *Moody's Investors Service,  Inc. rates bonds of issuers which have $600,000 or more of  debt,  except  bonds of  educational  institutions,  projects  under construction, enterprises without established earnings records and situations where current financial data is unavailable.

**Standard & Poor's Corporation rates all governmental  bodies having $1,000,000 or more of debt outstanding unless adequate information is not available.

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Diversified Income, High Yield and Municipal Bond Funds alone or in combination  with Class A shares of certain other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of Intention  (also  referred to as a
"Letter of Intent"),  the term "Purchaser"  includes the following  persons:  an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary  account established for their benefit;  an  organization  exempt from federal income tax under  Section  501(c)(3) or (13) of the Internal  Revenue  Code;  or a pension, profit-sharing  or other  employee  benefit plan whether or not qualified  under
Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of  Diversified  Income,  High Yield or  Municipal  Bond Fund,  a Purchaser  may
combine all previous purchases of the Fund with a contemplated  current purchase and receive the reduced  applicable front end sales charge. The Distributor must be notified when a sale takes place which might  qualify for the reduced  charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of Diversified  Income,  High Yield,  Municipal Bond,  Growth and
Income, Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap
Growth, Enhanced Index,  International,  Select 25, Large Cap Growth, Technology
or Ultra  Fund in those  states  where  shares of the Fund being  purchased  are qualified for sale.

STATEMENT  OF  INTENTION -- A Purchaser  of  Diversified  Income,  High Yield or
Municipal  Bond Fund may choose to sign a Statement of Intention  within 90 days after the first  purchase to be  included  thereunder,  which will cover  future purchases of Class A shares of those Funds, Equity, Global, Total Return, Social
Awareness,  Mid Cap Value,  Small Cap  Growth,  Enhanced  Index,  International,
Select 25, Large Cap Growth,  Technology,  Growth and Income or Ultra Fund.  The
amount of these future  purchases  shall be specified  and must be made within a
13-month  period (or  36-month  period for  purchases  of $1 million or more) to become eligible for the reduced  front-end sales charge applicable to the actual amount purchased under the statement.  Five percent (5%) of the amount specified in the Statement of Intention  will be held in escrow shares until the Statement is  completed  or  terminated.  These  shares may be redeemed by the Fund if the
Purchaser is required to pay additional sales charges. Any dividends paid by the
Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month)  period.  Additional  shares  received  from  reinvestment  of  income dividends and capital gains  distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT  PRIVILEGE  --  Stockholders  who redeem  their  Class A shares of
Diversified  Income, High Yield or Municipal Bond Fund have a one-time privilege
(1) to reinstate  their accounts by purchasing  shares without a sales charge up to the  dollar  amount of the  redemption  proceeds;  or (2) to the  extent  the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Growth and Income, Equity, Global, Total Return,
Social   Awareness,   Mid  Cap  Value,   Small  Cap  Growth,   Enhanced   Index,
International,  Select 25, Large Cap Growth, Technology or Ultra Fund, without a sales charge up to the dollar  amount of the  redemption  proceeds.  To exercise this privilege,  a stockholder  must provide written notice and the amount to be reinvested to the Fund within 30 days after the redemption request.

The  reinstatement  or  exchange  will  be  made at the  net  asset  value  next determined after the reinvestment is received by the Fund.

PURCHASES AT NET ASSET VALUE -- Class A shares of Diversified Income, High Yield and Municipal  Bond Funds may be purchased at net asset value by (1)  directors,
officers  and  employees  of  the  Funds,  the  Funds'  Investment   Manager  or
Distributor;   directors,  officers  and  employees  of  Security  Benefit  Life
Insurance  Company and its  subsidiaries;  agents licensed with Security Benefit
Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses,  grandparents,  parents, children,  grandchildren,  siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing  corporations  for persons  described above;
(3) retirement plans where third party administrators of such plans have entered into certain  arrangements with the Distributor or its affiliates  provided that no  commission  is paid to dealers;  and (4)  officers,  directors,  partners or
registered   representatives   (and  their   spouses  and  minor   children)  of
broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written  assurance of the purchaser  that the purchase is made for investment  purposes and that the  securities  will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of Diversified Income, High Yield and Municipal Bond Funds may be
purchased at net asset value when the purchase is made on the  recommendation of
(i) a registered investment adviser,  trustee or financial  intermediary who has authority  to make  investment  decisions on behalf of the  investor;  or (ii) a certified  financial  planner or  registered  broker-dealer  who either  charges periodic fees to its customers for financial  planning,  investment  advisory or asset  management  services,  or provides such  services in connection  with the establishment of an investment  account for which a comprehensive  "wrap fee" is imposed.  Class A shares of  Diversified  Income,  High Yield and Municipal Bond
Funds may also be  purchased  at net asset  value when the  purchase  is made by retirement  plans that (i) buy shares of the  Security  Funds worth  $500,000 or more;  (ii) have 100 or more eligible  employees at the time of purchase;  (iii)
certify it expects to have annual plan  purchases of shares of Security Funds of
$200,000  or  more;  (iv)  are  provided   administrative  services  by  certain
third-party  administrators that have entered into a special service arrangement with  the  Security  Funds  relating  to such  plans  or (v) have at the time of purchase,  aggregate assets of at least  $1,000,000.  Purchases made pursuant to this  provision  may be subject to a  deferred  sales  charge of up to 1% in the event of a redemption within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

                         SECURITY CASH FUND APPLICATION

For  IRA/KEOGH/Corporate  Plans, complete this Application along with other plan documents.
MAIL APPLICATION TO: Security Cash Fund, P.O. Box 2548, Topeka, KS 66601
--------------------------------------------------------------------------------
INITIAL  INVESTMENT      [_] Enclosed is my check for $________  made payable to
(CHECK ONE BOX)              Security Cash Fund.
                         [_] On _______ I/we wired $_______ through ____________
MINIMUM                          Date                               Name of Bank
$100
                         _____________________for Fund account number __________
                          City        State

SUBSEQUENT               When investing by wire, call the Fund to  advise of the
INVESTMENTS              investment. The Fund  will supply a control  number for
OF $20 CAN BE            for initial investment and instructions for having your
MADE AT ANY              bank wire Federal funds.
TIME
                                    Attn:_______________________________________
                                    (Include investor's name and account number)
--------------------------------------------------------------------------------
DIVIDENDS                [_] Reinvest  automatically  all  daily  dividends  and
(CHECK ONE BOX)              other distributions.
                         [_] Cash payment of  all dividends each  month and send
                             proceeds to investor.
--------------------------------------------------------------------------------
CHECKING                 [_] Please send a supply of  checks permitting me/us to
ACCOUNT                      redeem shares in this  account  by  writing  checks
PRIVILEGE                    for  $100  or  more made  payable  to  any  person.
                             COMPLETE  SIGNATURE  CARD  ON REVERSE  SIDE.  Allow
                             three weeks for delivery of check supply.
--------------------------------------------------------------------------------
SPECIAL OPTIONS          [_] Telephone Exchange
(CHECK APPLICABLE        [_] Telephone Redemption
BOXES)

                             By checking the  applicable  boxes and signing this
                             Application,  Applicant  authorizes  the Investment
                             Manager  to honor  any  telephone  request  for the
                             exchange and/or  redemption of Fund shares (maximum
                             telephone  redemption  is $25,000),  subject to the
                             terms  of the  Fund's  prospectus.  The  Investment
                             Manager has  established  reasonable  procedures to
                             confirm that instructions communicated by telephone
                             are genuine and may be liable for any losses due to
                             fraudulent or unauthorized instructions if it fails
                             to  comply  with  its  procedures.  The  procedures
                             require  that any  person  requesting  a  telephone
                             redemption   or   exchange   provide   the  account
                             registration    and   number   and    owner's   tax
                             identification  number  and  such  request  must be
                             received on a recorded line.
                             ---------------------------------------------------

                      THE  AUTHORIZATION  ON  REVERSE  SIDE FOR  CORPORATION,
                      PARTNERSHIP,   TRUST,   ETC.,  MUST  BE  COMPLETED  AND
                      RETURNED WITH THIS FORM.

                      [_] Systematic  Withdrawal  Program  (Minimum   account
                          $5,000)

                         Beginning _______, 20___, you are hereby authorized
                         and instructed to send a check for $_______________
                         (minimum $25) drawn on  approximately  [_] 11th day
                         [_] 26th day of the month.
                         Draw payment [_] bi-monthly  [_] monthly  [_] quarterly
                         [_] semiannually   [_] annually
--------------------------------------------------------------------------------
                         [_] Individual ________________________________________
                         [_] Corporate  First           Middle             Last
                         [_] Non-Profit
                         [_] Profit-    ________________________________________
                             Sharing    First           Middle             Last
                                        ________________________________________
                                        Owner's  Taxpayer  Identification No. or
                                        Social Security No.

ACCOUNT                                 ________________________________________
REGISTRATION                            Name of Corporation, Trust, Partnership,
(PLEASE PRINT)                          etc.

                                        ________________________________________
                                        Street Address

                                        ________________________________________
                                        City            State              Zip

                                        Industry Type __________________________
                                                    (Farming, Mfg., Sales, etc.)

                                        Telephone Business (  ) ________________
                                        Home               (  ) ________________

                         If  address  is  outside  U.S.  please indicate if U.S.
                         Citizen   [_] Yes      [_] No
--------------------------------------------------------------------------------
                         TAXPAYER   IDENTIFICATION   CERTIFICATION:   Under  the
                         penalties  of perjury,  I (1)  certify  that the number
                         provided   on  this   form  is  my   correct   taxpayer
                         identification  number and (2),  *that I am not subject
                         to backup  withholding  either  because I have not been
                         notified that I am subject to backup  withholding  as a
TAX                      result  of  a  failure  to  report  all   interest   or
WITHHOLDING              dividends, or the Internal Revenue Service has notified
                         me that I am no longer subject to backup withholding.

                         * The owner  must  strike out the  language  certifying
                         that they are not subject to backup  withholding due to
                         notified underreporting IF THE INTERNAL REVENUE SERVICE
                         NOTIFIED   THEM  THAT  THEY  ARE   SUBJECT   TO  BACKUP
                         WITHHOLDING, and they have not received notice from the
                         service   advising   that   backup    withholding   has
                         terminated.
--------------------------------------------------------------------------------
                         The  Internal  Revenue  Service  does not require  your
                         consent to any  provision of this  document  other than
                         the certifications to avoid backup withholding.

SIGNATURE(S)             _______________________________________________________
OF APPLICANTS            OWNER

                         _______________________________________________________
INVESTMENT               CORPORATE OFFICER, TRUSTEE, ETC.
DEALER
                         DATE __________________________________________________

                         NAME OF FIRM __________________________________________

                         STREET_________________________________________________

                         _______________________________________________________
                         CITY                    STATE                     ZIP

                         JOINT OWNER ___________________________________________

                         _______________________________________________________
                         TITLE
                         IN CASE OF JOINT OWNERSHIP,  BOTH MUST SIGN. IF NO FORM
                         OF  OWNERSHIP IS  DESIGNATED,  THEN  IT WILL BE ASSUMED
                         THE  OWNERSHIP  IS "AS  JOINT  TENANTS,  WITH  RIGHT OF
                         SURVIVORSHIP, AND NOT AS TENANTS IN COMMON."
                         _______________________________________________________
                         DEALER AUTHORIZED

                         _______________________________________________________
                         ACCOUNT REPRESENTATIVE
--------------------------------------------------------------------------------

Checking Account Privilege - If you have elected this option, the following card must be completed. This card is similar to one which must be signed when opening any checking  account.  All joint owners named in the account  registration must sign this card.  Names  must be signed  exactly  as they  appear in the  account registration.  All  persons  eligible  to sign  checks for  corporate  accounts, partnerships, trusts, etc. must sign this card.

The payment of funds on the  conditions  set forth below and on the reverse side is authorized by the  signature(s)  appearing on the  signature  card.  Security
Management Company, LLC, the Fund's Transfer Agent, is hereby appointed agent by the  person(s)  signing this card and will cause the Fund to redeem a sufficient number of shares from the account to cover checks  presented for payment without requiring signature  guarantees.  The Fund and its agents will not be liable for any loss,  expense or cost arising out of check  redemptions or checks  returned without  payment.  SHARES  OUTSTANDING IN THE ACCOUNT FOR LESS THAN 15 DAYS WILL
NOT BE LIQUIDATED TO PAY CHECKS  PRESENTED  UNLESS THE TRANSFER AGENT IS ASSURED
THAT GOOD  PAYMENT HAS BEEN  COLLECTED  THROUGH  NORMAL  BANKING  CHANNELS.  The
Transfer  Agent has the right not to honor checks that are for less than $100 or checks in an amount  exceeding the value of the account at the time the check is presented  for  payment.  This  privilege  is subject to the  provisions  of the current  prospectus of the Fund as amended from time to time. This agreement may be modified or  terminated  at any time by the Fund or the  Transfer  Agent upon notification mailed to the shareholder's address of record.

SECURITY CASH FUND SIGNATURE CARD

        ________________________________________________________________________
        Account Number

Authorized Signatures:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

[_] Check here if two signatures are required on checks.
[_] Check here if only one signature required on checks.

In signing this card each signatory  agrees to be subject to the customary rules and regulations  governing  checking accounts and to the conditions set forth on the reverse side. If the Checking  Account  Privilege is  established  after the opening of the account,  or if any change is made in the above information,  all signatures will have to be guaranteed.
--------------------------------------------------------------------------------
              RESOLUTION AUTHORIZING INDIVIDUALS TO MANAGE ACCOUNT

CORPORATE RESOLUTION

I,    ______________________,    duly   elected   and   acting    Secretary   of
______________________,  a corporation  organized and existing under the laws of
______________________,  certify  that the  following  resolution  is a true and correct copy of the resolution  adopted by the Board of Directors at its regular meeting held on  ______________________,  which  resolution is currently in full force  and  effect:

RESOLVED,  That the below named  individual(s)  of this  corporation  are hereby authorized  to give notice,  instructions,  complete  necessary  forms,  execute withdrawals,  and to transact any other business necessary on this corporation's account invested in shares of Security Cash Fund.  FURTHER  RESOLVED,  That this corporation assumes entire  responsibility for, and agrees to indemnify and hold harmless  Security  Cash Fund  and/or its  agents  against  any and all  claims, liabilities,  damages,  actions,  charges and expense sustained by action of the below named individual(s).

______________________________        __________________________________________
(PRINT OR TYPE) NAME AND TITLE        SIGNATURE(S)
______________________________        __________________________________________
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, I hereunto set my hand and the seal of this corporation this
_____________ day of __________________, 20_____.

(CORPORATE SEAL)                   SECRETARY____________________________________
--------------------------------------------------------------------------------
AUTHORIZATION FOR PARTNERSHIP, TRUST, OR RETIREMENT PLAN

We,  the  undersigned,  being the  principal  partners  or the  trustees  of the
______________________  (Partnership  or  Trust/Plan)  hereby  state that we are authorized  to invest the assets of the  partnership  or  trust/plan in Security
Cash Fund. We also agree that  ______________________  or ______________________
have individual authority to purchase, sell, assign, and transfer securities and to sign checks issuable by the partnership or the trust/plan redeeming shares of the Fund. We further state that this  individual  authority shall continue to be honored until revoked by written notice from either of us and is received by the
Transfer   Agent   (Security   Management   Company,   LLC).   By  signing  this
authorization,  we agree that Security Cash Fund,  Security  Management Company,
LLC, and Security  Distributors,  Inc.,  shall be indemnified  and held harmless from any loss,  damage,  cost or claim  that may arise  from any  authorized  or unauthorized  use of the assets or checks of the  partnership  or  trust/plan in connection with the holdings of the Fund.

______________________________        __________________________________________
(PRINT OR TYPE) NAME AND TITLE        SIGNATURE(S)
--------------------------------------------------------------------------------
                                      SIGNATURE GUARANTEED BY

________________________________________________________________________________

FOR MORE INFORMATION

--------------------------------------------------------------------------------
  BY TELEPHONE-- Call 1-800-888-2461.

  BY MAIL-- Write to:
  Security Management Company, LLC

  One Security Benefit Place

  Topeka, KS 66636-0001

  ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:
  SEC:  On the EDGAR Database at http://www.sec.gov
  SMC, LLC:  http://www.securitybenefit.com

  Additional  information about the Funds (including the Statement of Additional
  Information)  can be  reviewed  and  copied  at the  Securities  and  Exchange
  Commission's  Public Reference Room in Washington,  DC.  Information about the operation  of the  Public  Reference  Room  may be  obtained  by  calling  the
  Commission  at  1-202-942-8090.  Copies  may be  obtained,  upon  payment of a duplicating  fee,  by  electronic  request at the  following  e-mail  address:
  publicinfo@sec.gov,  or  by  writing  the  Public  Reference  Section  of  the
  Commission, Washington, DC 20549-0102.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual  reports to  shareholders.  In the Funds' annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected each Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Funds'  Statement  of  Additional
Information and the Funds' annual or semi-annual reports are available,  without
charge  upon  request  by  calling  the  Funds'   toll-free   telephone   number
1-800-888-2461,  extension 3127.  Shareholder  inquiries  should be addressed to
SMC, LLC, One Security Benefit Place, Topeka,  Kansas 66636-0001,  or by calling the Funds'  toll-free  telephone  number listed above.  The Funds'  Statement of
Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

Security Income Fund(R)         811-2120
Security Municipal Bond Fund    811-3225
Security Cash Fund              811-3073

--------------------------------------------------------------------------------

         SECURITY INCOME FUND(R)

o        DIVERSIFIED INCOME SERIES
                 (formerly U.S. Government Series)
o        HIGH YIELD SERIES

         SECURITY MUNICIPAL BOND FUND
         SECURITY CASH FUND

         Members of The Security Benefit Group of Companies
         One Security Benefit Place, Topeka, Kansas 66636-0001
         (785) 438-3127
         (800) 888-2461

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2002, as it may be  supplemented  from time to time.  A  Prospectus  may be obtained by writing  Security  Distributors,  Inc.,  One  Security  Benefit  Place,
         Topeka,  Kansas  66636-0001,  or by  calling  (785)  438-3127  or (800)
         888-2461,  ext.  3127.  The Fund's  December 31, 2001 Annual  Report is
         incorporated herein by reference.

         STATEMENT  OF  ADDITIONAL  INFORMATION  MAY  1,  2002  RELATING  TO THE
         PROSPECTUS  DATED MAY 1, 2002, as it may be  supplemented  from time to time

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

DISTRIBUTOR
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIAN
UMB Bank, n.a.
928 Grand Avenue
Kansas City, Missouri 64106

INDEPENDENT AUDITORS

Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City Missouri, 64105-2143

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

GENERAL INFORMATION.....................................  3
INVESTMENT OBJECTIVES

   Repurchase Agreements, Reverse Repurchase Agreements

   Risks Associated With Lower-Rated
     Debt Securities (Junk Bonds).......................  16
   Convertible Securities and Warrants..................  17
   Mortgage Backed Securities and

   Non-Uniform Corporate Disclosure

   Diversified Income, High Yield and

   Security Income and Municipal Bond Funds' Class A

   Calculation and Waiver of

   Purchases for Employer-Sponsored

   Options, Futures and Forward

--------------------------------------------------------------------------------

GENERAL INFORMATION

Security Income Fund, Security Municipal Bond Fund and Security Cash Fund, which were organized as Kansas corporations on April 20, 1965, July 14, 1981 and March
21,  1980,  respectively,  are  registered  with  the  Securities  and  Exchange
Commission as investment  companies.  The name of Security  Municipal  Bond Fund
(formerly "Security Tax-Exempt Fund") was changed effective May 1, 1998 and that of Diversified  Income Series  (formerly "U.S.  Government  Series") was changed effective  February 4, 2000. Such registration  does not involve  supervision by the  Securities  and Exchange  Commission  of the  management or policies of the
Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the  investor,  must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 47.)

Each of the Diversified Income Series ("Diversified Income Fund") and High Yield
Series ("High Yield Fund") of Security Income Fund, Security Municipal Bond Fund
("Municipal Bond Fund"),  and Security Cash Fund ("Cash Fund") (the "Funds") has
its own investment objective and policies which are described below. While there is no present intention to do so, the investment  objective and policies of each
Fund,  unless otherwise noted, may be changed by its Board of Directors  without the  approval  of  shareholders.  Each of the Funds is also  required to operate within limitations imposed by its fundamental  investment policies which may not be changed without shareholder  approval.  These limitations are set forth below under  "Investment  Policy  Limitations,"  page 26. An  investment in one of the
Funds does not constitute a complete investment program.

The value of the shares of each Fund  fluctuates with the value of the portfolio securities.  Each  Fund may  realize  losses  or gains  when it sells  portfolio securities  and will earn  income to the extent that it  receives  dividends  or interest from its investments. (See "Dividends and Taxes," page 50.)

The shares of Diversified Income Fund and High Yield Fund are sold to the public at net  asset  value,  plus a sales  commission  which is  divided  between  the principal  distributor and dealers who sell the shares ("Class A shares"), or at net asset  value with a  contingent  deferred  sales  charge  ("Class B shares,"
"Class C shares" or "Class S  shares").  The shares of  Municipal  Bond Fund are sold to the public at net asset value,  plus a sales commission which is divided between the  principal  distributor  and  dealers who sell the shares  ("Class A shares"),  or at net asset value with a contingent deferred sales charge ("Class
B shares").  The shares of Cash Fund are sold to the public at net asset  value.
There is no sales charge or load when purchasing  shares of Cash Fund. (See "How to Purchase Shares," page 32.)

The Funds receive investment advisory, administrative,  accounting, and transfer agency services from Security Management Company, LLC (the "Investment Manager")
for a fee. The Investment  Manager has agreed that the aggregate annual expenses
(including  the management  compensation  but excluding  brokerage  commissions, interest, taxes, extraordinary expenses and Class B distribution fees) shall not for  Diversified  Income and High Yield  Funds  exceed  any  expense  limitation imposed by any state and shall not for Cash Fund  exceed 1% of the  average  net assets of the Fund for the year. The Investment Manager has also agreed that the aggregate annual expenses  (including the management  compensation but excluding interest,  taxes,  extraordinary  expenses and Class A and Class B  distribution fees) shall not for  Municipal  Bond Fund exceed 1% of the average net assets of the Fund for the year.  (See page 40 for a discussion of the Investment  Manager and the Investment Advisory Contract.)

Each Fund will pay all of its expenses not assumed by the Investment  Manager or
Security Distributors, Inc. (the "Distributor") including organization expenses;
directors'  fees;  fees of  custodian;  taxes and  governmental  fees;  interest charges; any membership dues; brokerage  commissions;  expenses of preparing and distributing  reports to shareholders;  costs of shareholder and other meetings;
and legal,  auditing and  accounting  expenses.  Each Fund will also pay for the preparation  and  distribution  of the  prospectus to its  shareholders  and all expenses in connection with its registration under the Investment Company Act of
1940  and  the  registration  of its  capital  stock  under  federal  and  state securities  laws.  Each  Fund  will  pay  nonrecurring  expenses  as may  arise, including litigation expenses affecting it.

Under  Distribution  Plans  adopted  with  respect  to the  Class  A  shares  of
Diversified  Income,  High Yield and Municipal Bond Funds pursuant to Rule 12b-1 under the  Investment  Company  Act of 1940 (the "1940  Act"),  these  Funds are authorized to pay to the Distributor, an annual fee of .25% of the average daily net  assets of the  Class A shares of the  Diversified  Income,  High  Yield and
Municipal Bond Funds to finance various  distribution-related  activities.  (See
"Security  Income and Municipal  Bond Funds' Class A  Distribution  Plans," page
32.)

Under  Distribution  Plans  adopted  with  respect  to the  Class  B  shares  of
Diversified  Income,  High Yield and Municipal Bond Funds pursuant to Rule 12b-1 under the 1940 Act, each Fund is authorized to pay to the Distributor, an annual fee of 1.00% of the  average  daily  net  assets  of the  Class B shares  of the respective Funds to finance various distribution-related activities.

Under a  Distribution  Plan  adopted  with  respect  to the  Class C  shares  of
Diversified  Income and High Yield  Funds  pursuant to Rule 12b-1 under the 1940
Act, each Fund is authorized to pay to the  Distributor,  an annual fee of 1.00%
of the average daily net assets of the Class C shares of the respective Funds to finance various distribution-related activities.

Under a  Distribution  Plan  adopted  with  respect  to the  Class S  shares  of
Diversified  Income and High Yield  Funds  pursuant to Rule 12b-1 under the 1940
Act, each Fund is authorized to pay to the  Distributor,  an annual fee of 1.00%
of the average daily net assets of the Class S shares of the respective Funds to finance  various  distribution-related  activities.  (See "Class B  Distribution
Plan," page 35,  "Class C  Distribution  Plan,  page 35,  "Class S  Distribution
Plan," page 36.)

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

SECURITY  INCOME FUND -- Security  Income Fund ("Income Fund") offers its shares in multiple Series,  each of which represents a different  investment  objective and which has its own  identified  assets and net asset values.  The  investment objectives  of the  Diversified  Income and High Yield Series of Income Fund are
each described below.  There are risks inherent in the ownership of any security and there can be no assurance that such investment  objectives will be achieved.
Some of the risks are described below.

Short-term  obligations may be purchased in any amount as the Investment Manager deems appropriate for defensive or liquidity purposes. Each Fund's portfolio may include a  significant  amount of debt  securities  that sell at discounts  from their face amount as a result of current market  conditions.  For example,  debt securities with  fixed-rate  coupons are generally sold at a discount from their face amount during periods of rising interest rates.

Income Fund makes no representation that the stated investment  objective of any
Series will be achieved.  Although  there is no present  intention to do so, the investment  objective  of any  Series of the Fund may be altered by the Board of
Directors without the approval of shareholders of the Series.

DIVERSIFIED INCOME FUND. The investment objective of the Diversified Income Fund is to provide a high level of interest  income with  security of  principal.  In pursuing its investment objective, the Fund will invest in a broad range of debt securities,  including (i) securities issued by U.S. and Canadian  corporations;
(ii)  securities  issued  or  guaranteed  by the U.S.  Government  or any of its
agencies  or  instrumentalities,   including  Treasury  bills,  certificates  of
indebtedness,  notes and bonds;  (iii)  securities  issued or  guaranteed by the
Dominion  of Canada or  provinces  thereof;  (iv)  securities  issued by foreign governments,  their agencies and  instrumentalities,  and foreign  corporations, provided  that such  securities  are  denominated  in U.S.  dollars;  (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi)
certificates  of  deposit  issued by a U.S.  branch of a foreign  bank  ("Yankee
CDs");  (vii)  investment  grade  mortgage-backed  securities  ("MBSs");  (viii)
investment grade asset-backed securities;  (ix) zero coupon securities;  and (x)
interest  rate,  index  and  total  return  swap  agreements.  High  yield  debt securities,  Yankee CDs, MBSs,  asset-backed  securities and swap agreements are described in further detail under  "Investment  Methods and Risk Factors." It is anticipated  that the Fund will maintain a dollar weighted average duration of 3 to 10 years.

Diversified Income Fund may buy and sell futures contracts,  exchange-traded and over-the-counter  put and call  options,  including  index  options,  securities options,  and options on futures,  provided  that a call or put may be purchased only if after such  purchase,  the value of all call and put options held by the
Fund will not exceed 5% of its total assets. The Fund may write only covered put and call options.

Diversified  Income Fund will invest  primarily in debt securities  rated Baa or higher  by  Moody's  or BBB or  higher  by S&P at the  time of  purchase,  or if unrated,  of equivalent  quality as determined by the  Investment  Manager.  Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P.  Included  in such  securities  may be  convertible  bonds or bonds with warrants  attached  which are rated at least Baa or BBB at the time of purchase, or if unrated,  of equivalent quality as determined by the Investment Manager. A
"convertible  bond"  is a  bond,  debenture  or  preferred  share  which  may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of  securities  at a particular  time and
price.   Bonds   rated  Baa  by   Moody's   or  BBB  by  S&P  have   speculative
characteristics. See Appendix A to the Prospectus for a description of corporate bond ratings.

The Fund may  invest in higher  yielding  debt  securities  in the lower  rating
(higher risk) categories of the recognized rating services (commonly referred to as "junk  bonds");  however,  the Fund will  never hold more than 25% of its net assets in junk bonds, which includes  securities rated Ba or lower by Moody's or
BB or lower by S&P. Such bonds are regarded as  predominantly  speculative  with respect to the ability of the issuer to meet  principal  and interest  payments.
The Fund will not invest in junk bonds which are rated in default at the time of purchase.  However,  the  Investment  Manager will not rely  principally  on the ratings  assigned by the rating  services.  Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment  objective  may be more  dependent on the  Investment  Manager's  own credit analysis than would be true if investing in higher rated securities.

The Fund may purchase securities which are obligations of, or guaranteed by, the
Dominion of Canada or provinces  thereof and debt securities  issued by Canadian corporations.  Canadian  securities  will not be  purchased  if  subject  to the foreign interest equalization tax and unless payable in U.S. currency.

For fixed-income securities such as corporate debt securities or U.S. Government securities,  the market value is  generally  affected by changes in the level of interest  rates.  An increase  in interest  rates will tend to reduce the market value of fixed-income investments,  and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce  higher  yields,  are  subject to  potentially  greater  capital appreciation and depreciation than obligations with shorter maturities.

The Fund may invest in Yankee CDs which are  Certificates of Deposit issued by a
U.S. branch of a foreign bank denominated in U.S. dollars and held in the United
States.  Yankee  CDs are  subject  to  somewhat  different  risks  than  are the obligations  of  domestic  banks.  The Fund may also invest up to 25% of its net assets in debt  securities  issued by foreign  governments,  their  agencies and instrumentalities,  and foreign corporations,  provided that such securities are denominated in U.S. dollars.

The  Fund  may  invest  in U.S.  Government  securities.  Some  U.S.  Government securities,  such as Treasury  bills and bonds,  are supported by the full faith and credit of the U.S. Treasury;  others,  such as those of the Federal National
Mortgage Association,  are supported by the discretionary  authority of the U.S.
Government to purchase the agency's  obligations;  still others such as those of the Student Loan Marketing Association,  are supported only by the credit of the instrumentality.  U.S.  Government  securities  include bills,  certificates  of indebtedness,  notes  and  bonds  issued  by  the  Treasury  or by  agencies  or instrumentalities  of the U.S. Government.  Although U.S. Government  securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way.

The Fund may also invest in zero  coupon  securities  which are debt  securities that pay no cash income but are sold at  substantial  discounts  from their face value.  Certain  zero coupon  securities  also provide for the  commencement  of regular interest payments at a deferred date.

Diversified  Income  Fund may  invest  not more than 10% of its total  assets in securities which are restricted as to disposition  under the federal  securities laws.  The  Fund may  purchase  without  regard  to this  limitation  restricted securities  which are  eligible  for  resale  pursuant  to Rule  144A  under the
Securities  Act of 1933 ("Rule 144A  Securities"),  subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities.
See  "Investment  Methods  and  Risk  Factors"  for a  discussion  of Rule  144A
Securities.

The Fund may invest without limit in investment grade MBSs,  including  mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10% of its net assets in securities known as "inverse  floating
obligations,"   "residual   interest   bonds,"  or   "interest-only"   (IO)  and
"principal-only"  (PO) bonds,  the market values of which will generally be more volatile than the market values of most MBSs.

The  Fund may also  invest  without  limit  in  investment  grade  "asset-backed securities."  These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest.

The Fund may enter into interest rate, total return and index swap agreements.

Diversified  Income Fund may purchase  securities on a "when issued" or "delayed delivery"  basis in  excess  of  customary  settlement  periods  for the type of security  involved.  Securities  purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement  date.  The Fund will segregate  cash or liquid  securities  equal in value to commitments for such when issued  securities.  Assets may be segregated by the Fund's custodian or on the Fund's books.

Diversified  Income Fund may invest in  repurchase  agreements  on an  overnight basis  and may  also  enter  into  "reverse  repurchase  agreements"  and  "roll transactions."  See the discussion of repurchase  agreements  under  "Investment
Methods and Risk  Factors."  The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate  redemption requests.  Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential  redemptions,  the Fund may invest in certificates  of deposit,  bank demand accounts and high quality money market instruments.

From time to time,  Diversified Income Fund may invest part or all of its assets in commercial notes or money market instruments.

HIGH YIELD FUND.  The  investment  objective  of High Yield Fund is to seek high current  income.  Capital  appreciation is a secondary  objective.  Under normal circumstances,  the  Fund  will  seek  its  investment  objective  by  investing primarily in a broad range of income producing securities,  including (i) higher yielding,  higher risk, debt securities  (commonly referred to as "junk bonds");
(ii) preferred stock;  (iii)  securities  issued by foreign  governments,  their agencies and  instrumentalities,  and foreign  corporations,  provided that such securities are  denominated in U.S.  dollars;  (iv)  mortgage-backed  securities
("MBSs"); (v) asset-backed  securities;  (vi) securities issued or guaranteed by the U.S.  Government  or any of its  agencies  or  instrumentalities,  including
Treasury bills, certificates of indebtedness,  notes and bonds; (vii) securities issued or  guaranteed  by, the Dominion of Canada or provinces  thereof;  (viii)
real estate investment  trusts;  and (ix) zero coupon  securities.  The Fund may also  invest up to 20% of its net assets in common  stocks  (which  may  include
American  Depositary  Receipts  "ADRs"),   warrants,   rights  and  index  based
securities.  Under normal  circumstances,  at least 80% of the Fund's net assets will be invested in high-yielding, high risk debt securities.

High Yield Fund may invest up to 100% of its assets in debt securities  that, at the time of purchase,  are rated below investment grade ("high yield securities"
or "junk  bonds"),  which  involve a high  degree of risk and are  predominantly speculative.  For a  description  of debt ratings and a discussion  of the risks associated  with  investing  in junk  bonds,  see  "Investment  Methods and Risk
Factors."  Included  in the debt  securities  which  the Fund may  purchase  are convertible  bonds, or bonds with warrants  attached.  A "convertible bond" is a bond,  debenture,  or  preferred  share which may be  exchanged by the owner for common stock or another  security,  usually of the same  company,  in accordance with the terms of the issue.  A "warrant"  confers  upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment
Methods and Risk  Factors" for a discussion  of the risks  associated  with such securities.

High Yield Fund may purchase  securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces  thereof and debt  securities  issued by
Canadian  corporations.  Canadian securities will not be purchased if subject to the foreign interest  equalization tax and unless payable in U.S.  dollars.  The
Fund may also invest in debt securities issued by foreign governments (including
Brady Bonds),  their  agencies and  instrumentalities  and foreign  corporations
(including those in emerging markets),  provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion  of the risks  associated  with  investing in foreign securities and emerging markets.

High  Yield  Fund may  invest up to 25% of its total  assets in MBSs,  including mortgage pass-through securities and collateralized mortgage obligations (CMOs).
The Fund may  invest in  securities  known as  "inverse  floating  obligations,"
"residual  interest  bonds," and "interest only" (IO) and "principal  only" (PO)
bonds,  the market  values of which  generally  will be more  volatile  than the market values of most MBSs.  This is due to the fact that such  instruments  are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

The  Fund  may  also  invest  up to 15% of its  total  assets  in  "asset-backed securities."  These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types
of  secured  loans   providing  the  source  of  both  principal  and  interest.
Asset-backed  securities  are subject to risks similar to those  discussed  with respect to MBSs. See "Investment Methods and Risk Factors."

The Fund may invest in U.S. Government  securities.  U.S. Government  securities include  bills,  certificates  of  indebtedness,  notes and bonds  issued by the
Treasury or by agencies or instrumentalities of the U.S. Government.

High  Yield  Fund may also  invest  in zero  coupon  securities  which  are debt securities  that pay no cash income but are sold at  substantial  discounts from
their  face  value.   Certain  zero  coupon  securities  also  provide  for  the commencement of regular interest payments at a deferred date.

High Yield Fund may invest not more than 10% of its total  assets in  securities which are restricted as to disposition  under the federal  securities  laws. The
Fund may purchase without regard to this limitation  restricted securities which are eligible for resale  pursuant to Rule 144A under the  Securities Act of 1933
("Rule 144A Securities"), subject to the Fund's policy that not more than 15% of its total assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

The Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary  settlement periods for the type of security  involved.  The
Fund may also purchase or sell  securities on a "forward  commitment"  basis and may enter into  "repurchase  agreements",  "reverse  repurchase  agreements" and
"roll  transactions."  The Fund may lend  securities  to  broker-dealers,  other institutions  or other persons to earn  additional  income.  The value of loaned securities may not exceed 33 1/3% of the Fund's total assets.  In addition,  the
Fund  may  purchase  loans,  loan  participations  and  other  types  of  direct indebtedness.

High Yield Fund may invest in real estate  investment trusts ("REITs") and other real estate industry  investments.  See the discussion of real estate securities under "Investment  Methods and Risk Factors." High Yield Fund may also invest in a  variety  of  investment  companies  that seek to track  the  composition  and performance of a specific index. See the discussion of such investment companies under "Investment Methods and Risk Factors."

High Yield Fund may enter into  futures  contracts  (a type of  derivative)  (or options thereon) to hedge all or a portion of its portfolio,  as a hedge against changes in  prevailing  levels of  interest  rates or as an  efficient  means of adjusting  its  exposure  to the  bond  market.  The Fund  will not use  futures contracts  for  leveraging  purposes.  The Fund will  limit  its use of  futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging  purposes will not equal more than 5% of the Fund's net asset value.
The Fund may purchase call and put options and write such options on a "covered"
basis. The Fund may also enter into interest rate, total return, and index swaps and purchase or sell related caps, floors and collars.  See "Investment  Methods and Risk Factors" for a discussion of the risks  associated  with these types of investments.

As an operating  policy,  the Fund will not purchase  securities on margin.  The
Fund may,  however,  obtain such  short-term  credits as are  necessary  for the clearance of purchases and sales of securities.  In addition, the Fund may enter into certain derivative  transactions,  consistent with its investment  program, which  require  the  deposit  of  "margin"  or a  premium  to  initiate  such  a transaction.  As an operating  policy,  the Fund will not loan its assets to any person or individual,  except by the purchase of bonds or other debt obligations customarily  sold to  institutional  investors.  The  Fund  may,  however,  lend portfolio  securities  as  described  in the  Prospectus  and this  Statement of
Additional   Information.   In  addition,  the  Fund  does  not  interpret  this
restriction as prohibiting  investment in loan participations and assignments as described in the Prospectus. As an operating policy, the Fund will not engage in short sales.

The Fund's investment in warrants,  valued at the lower of cost or market,  will not exceed 5% of the Fund's net assets.  Included within this amount, but not to exceed 2% of the Fund's net assets,  may be warrants which are not listed on the
New York or American Stock Exchange.  Warrants  acquired by the Fund in units or attached to securities may be deemed to be without value.

From time to time,  High Yield Fund may invest part or all of its assets in U.S.
Government  securities,  commercial  notes or money  market  instruments.  It is anticipated  that the dollar  weighted  average  maturity of the Fund will range from 5 to 15 years under normal circumstances.

Should the High Yield Fund  change its policy of  investing  at least 80% of its net  assets  in the type of  investment  suggested  by its  name,  the Fund will provide shareholders at least 60 days notice prior to making the change.

SECURITY MUNICIPAL BOND FUND -- The investment  objective of Municipal Bond Fund is to obtain as high a level of  interest  income  exempt from  regular  federal income  taxes as is  consistent  with  preservation  of  shareholders'  capital.
Municipal Bond Fund attempts to achieve its objective by investing,under  normal circumstances, at least 80% of its net assets in investment grade municipal bond obligations (i.e. debt securities), the interest on which is exempt from regular federal  income taxes under the Internal  Revenue  Code.  The Fund may invest in securities  which  generate  income that is subject to the  federal  alternative minimum tax. There is no assurance that Municipal Bond Fund's  objective will be achieved.

The  tax-exempt  securities in which  Municipal  Bond Fund invests  include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia,  and their political  subdivisions, agencies,  authorities and instrumentalities,  including multi-state agencies or authorities.  These securities are referred to as "municipal securities" and are described in more detail below.

Municipal  Bond  Fund's  investments  in  municipal  securities  are  limited to securities of "investment  grade" quality,  that is securities  rated within the four highest  rating  categories of Moody's (Aaa,  Aa, A, Baa), S&P (AAA, AA, A,
BBB) or Fitch  (AAA,  AA, A, BBB),  except  that the Fund may  purchase  unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S.  government or are  short-term municipal  securities (those having a maturity of less than one year) of issuers having  outstanding  at the time of purchase an issue of municipal  bonds having one of  the  four  highest  ratings,  or  (ii)  where,  in  the  opinion  of the
Sub-Adviser,  Salomon  Brothers  Asset  Management  Inc,  the unrated  municipal securities are  comparable in quality to those within the four highest  ratings.
However,  Municipal  Bond Fund will not purchase an unrated  municipal  security
(other than a security  described  in (i) above) if, after such  purchase,  more than 20% of the Fund's total assets would be invested in such unrated  municipal securities.

With  respect to rated  securities,  there is no  percentage  limitation  on the amount of  Municipal  Bond Fund's  assets  which may be  invested in  securities within any  particular  rating  classification.  A description of the ratings is contained in Appendix B to the Prospectus. Baa securities are considered "medium grade"  obligations by Moody's,  and BBB is the lowest  classification  which is still  considered an "investment  grade" rating by S&P and Fitch. Baa securities are  described  by  Moody's  as  obligations  on which  "interest  payments  and principal  security  appear  adequate  for the present  but  certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time." According to Moody's,  "such bonds lack outstanding  investment characteristics and in fact have speculative characteristics as well." According to Fitch,  "adverse changes in economic  conditions and  circumstances  are more likely to have  adverse  impact on these  bonds,  and  therefore  impair  timely payment."  The  ratings of Moody's,  S&P and Fitch  represent  their  respective opinions  of the  quality  of the  securities  they  undertake  to rate and such ratings are general and are not absolute standards of quality.

Although   Municipal  Bond  Fund  invests  primarily  in  municipal  bonds  with maturities  greater than one year,  it also will invest for various  purposes in short-term  (maturity equal to or less than one year)  securities  which, to the extent practicable,  will be short-term  municipal  securities.  (See "Municipal
Securities,"  below.) Short-term  investments may be made, pending investment of funds in municipal  bonds,  in order to maintain  liquidity  to meet  redemption requests,  or to maintain a temporary  "defensive"  investment position when, in the opinion of the  Investment  Manager,  it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary "defensive"
position,  investments in short-term  municipal  securities  will represent less than 20% of the Fund's total assets.

From time to time,  on a  temporary  basis,  Municipal  Bond Fund may  invest in fixed-income obligations on which the interest is subject to federal income tax.
Except when the Fund is in a temporary "defensive"  investment position, it will not  purchase  a taxable  security  if, as a result,  more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Municipal Bond Fund, and may not be changed without a majority vote of the Fund's outstanding securities. Temporary taxable investments of the Fund may consist  of  obligations  issued or  guaranteed  by the U.S.  government  or its agencies or  instrumentalities,  commercial  paper rated A-1 by S&P,  Prime-1 by
Moody's or F-1 by Fitch,  corporate obligations rated AAA or AA by S&P and Fitch or Aaa or Aa by  Moody's,  certificates  of deposit or bankers'  acceptances  of domestic  banks or thrifts  with at least $2 billion  in assets,  or  repurchase agreements  with such banks or with  broker/  dealers.  Municipal  Bond Fund may invest  its  assets  in  bank  demand  accounts,  pending  investment  in  other securities or to meet potential  redemptions or expenses.  Repurchase agreements may be entered into with respect to any  securities  eligible for  investment by the  Fund,  including  municipal  securities.  The Fund may also  invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial  discounts from their face value.  Certain zero coupon securities also provide for the  commencement  of regular  interest  payments at a deferred date.

Municipal Bond Fund may invest in repurchase  agreements which are agreements by
which  a  purchaser  (e.g.,   Municipal  Bond  Fund)  acquires  a  security  and
simultaneously  commits  to  resell  that  security  to the  seller  (a  bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days  (usually not more than seven) from the date of purchase.  Income earned by the Fund on repurchase  agreements is not exempt from federal income tax even if the transaction involves municipal securities. Municipal Bond Fund may not enter into a repurchase  agreement  having more than seven days  remaining to maturity if, as a result,  such agreements,  together with any other securities which are illiquid or not readily marketable,  would exceed 10% of the total assets of the
Fund. See the discussion of repurchase  agreements under "Investment Methods and
Risk Factors."

Municipal  Bond Fund may  borrow  money from banks as a  temporary  measure  for emergency purposes or to facilitate redemption requests.  Borrowing is discussed in more detail under "Investment  Methods and Risk Factors." Pending  investment in  securities  or to  meet  potential  redemptions,  the  Fund  may  invest  in certificates  of deposit,  bank demand  accounts and high  quality  money market instruments.

Municipal  Bond  Fund  may  purchase  or  sell  futures  contracts  on (a)  debt securities that are backed by the full faith and credit of the U.S.  Government, such as long-term U.S.  Treasury Bonds and Treasury Notes and (b) municipal bond indices. Currently at least one exchange trades futures contracts on an index of long-term  municipal  bonds,  and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal  obligations.  It is not presently anticipated that any of these  strategies will be used to a significant  degree by the Fund.
For further information regarding futures contracts, see "Investment Methods and
Risk Factors."

See Appendix B to the Prospectus for a further  description of Moody's,  S&P and
Fitch ratings relating to municipal securities. As noted earlier, when Municipal
Bond  Fund is in a  temporary  "defensive"  position,  there  is no limit on its investments in short-term municipal securities and taxable securities.

MUNICIPAL SECURITIES.

MUNICIPAL  BONDS.  Municipal bonds are debt  obligations  which generally have a maturity  at the time of issue in excess of one year.  They are issued to obtain funds for various public  purposes,  including  construction  of a wide range of
public  facilities  such  as  bridges,   highways,   housing,   hospitals,  mass
transportation,  schools,  streets,  and  water and sewer  works.  Other  public purposes  for which  municipal  bonds may be issued  include  the  refunding  of outstanding  obligations,  obtaining  funds for general  operating  expenses and obtaining  funds  to  loan to  other  public  institutions  and  facilities.  In addition,  certain  types of  industrial  development  bonds and  other  private activity bonds are issued by or on behalf of public  authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

The two principal  classifications  of municipal bonds are "general  obligation"
and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full  faith,  credit and taxing  power for the payment of  principal  and interest.  Revenue  bonds are  payable  only from the  revenues  derived  from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source.  Revenue  securities may include private  activity  bonds.  Such  bonds  may be  issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently  related directly to the credit standing of private  corporations  or other entities.  In addition,  the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted  with respect to the  proportion of its assets that may be invested in such obligations.  Accordingly,  the Fund may not be a suitable  investment  vehicle for individuals or corporations  that are subject to the federal  alternative  minimum tax.  Municipal  Bond Fund will not invest  more than 5% of its net assets in  securities  where the  principal  and interest are the  responsibility of a private  corporation or other entity which has, including predecessors, less than three years' operational history.

There are,  depending on numerous  factors,  variations in the risks involved in holding municipal securities, both within a particular rating classification and between  classifications.  The market values of outstanding municipal bonds will vary as a result of the  rating of the issue  and  changing  evaluations  of the ability of the issuer to meet  interest  and  principal  payments.  Such  market values will also change in response to changes in the interest  rates payable on new issues of municipal  bonds.  Should such interest  rates rise, the values of outstanding  bonds,  including  those held in Municipal  Bond Fund's  portfolio, would decline;  should such interest  rates  decline,  the values of outstanding bonds would increase.

As a result of litigation or other  factors,  the power or ability of issuers of municipal  securities  to pay  principal  and/or  interest  might  be  adversely affected.  Municipal  securities  are subject to the  provisions of  bankruptcy, insolvency and other laws  affecting the rights and remedies of creditors,  such as the  Federal  Bankruptcy  Code,  and laws,  if any,  which may be  enacted by
Congress or state  legislatures  extending  the time for payment of principal or interest  or both,  or  imposing  other  constraints  upon  enforcement  of such obligations or upon the power of municipalities to levy taxes.

Municipal  Bond Fund may  invest  without  percentage  limitations  in issues of municipal securities which have similar characteristics, such as the location of their  issuers  in the same  geographic  region or the  derivation  of  interest payments  from  revenues on similar  projects  (for  example,  electric  utility systems,  hospitals, or housing finance agencies). Thus, Municipal Bond Fund may invest more than 25% of its total assets in securities issued in a single state.
However,  it may not invest more than 25% of its total  assets in one  industry.
(See  "Investment  Policy  Limitations,"  page  26.)  Consequently,  the  Fund's portfolio  of  municipal  securities  may be more  susceptible  to the  risks of adverse economic,  political,  or regulatory developments than would be the case with a portfolio of securities  required to be more diversified as to geographic region and/or source of revenue.

Interest on certain types of private activity bonds (for example, obligations to finance  certain  exempt  facilities  which may be leased to or used by  persons other than the issuer) will not be exempt from federal  income tax when received by "substantial  users" or persons related to "substantial  users" as defined in the Internal Revenue Code. The term  "substantial  user" generally  includes any
"non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private  activity  bonds.  Municipal Bond Fund may invest  periodically  in private  activity bonds and,  therefore,  may not be an appropriate  investment for entities which are  substantial  users of facilities financed by those bonds or "related persons" of substantial users. Generally, an individual  will not be a related  person of a  substantial  user under the Code unless the person or his immediate family (spouse,  brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

From  time to time,  proposals  have been  introduced  before  Congress  for the purpose of  restricting  or  eliminating  the federal  income tax  exemption for interest on future  issues of  municipal  securities.  It can be  expected  that similar  proposals  may be  introduced  in the future.  If such a proposal  were enacted,  the  availability of municipal  securities for investment by Municipal
Bond Fund and the  value of the  Fund's  portfolio  would be  affected.  In that event,  the  Directors  would  reevaluate  the Fund's  investment  objective and policies.

WHEN-ISSUED  PURCHASES.  From time to time, in the ordinary  course of business,
Municipal  Bond Fund may  purchase  municipal  securities  on a  when-issued  or delayed  delivery  basis--i.e.,  delivery  and payment can take place a month or more after the date of the transactions.  Securities so purchased are subject to market  fluctuation and no interest accrues to the purchaser during this period.
At the time the Fund makes the commitment to purchase a municipal  security on a when-issued  or delayed  delivery  basis,  it will  record the  transaction  and thereafter  reflect the value,  each day, of the security in determining its net asset value.  Municipal Bond Fund will also segregate cash or liquid  securities equal  in  value  to  commitments  for  such  when-issued  or  delayed  delivery securities.  Assets may be segregated  by the Fund's  custodian or on the Fund's books.  Municipal  Bond Fund does not believe that its net asset value or income will  be  adversely  affected  by its  purchase  of  municipal  securities  on a when-issued  or  delayed  delivery  basis.  Upon  the  settlement  date  of  the when-issued securities, the Fund ordinarily will meet its obligation to purchase the securities  from  available  cash flow,  use of the cash (or  liquidation of securities) held in the segregated account or sale of other securities. Although it would not  normally  expect to do so,  the Fund also may meet its  obligation from the sale of the when-issued securities themselves (which may have a current market  value  greater  or less than the  Fund's  payment  obligation).  Sale of securities to meet such obligations  carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

PUTS OR STAND-BY  COMMITMENTS.  Municipal Bond Fund may purchase,  from banks or broker/dealers,  municipal  securities  together  with the right to  resell  the securities  to the seller at an  agreed-upon  price or yield  within a specified period prior to the maturity date of the  securities.  Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by  commitment" on the  part of the  seller.  The  price  which  the Fund  pays  for the  municipal securities with puts generally is higher than the price which otherwise would be paid for the  municipal  securities  alone.  Municipal  Bond  Fund uses puts for liquidity  purposes  in order to permit  it to remain  more  fully  invested  in municipal  securities  than would  otherwise  be the case by  providing  a ready market for certain municipal securities in its portfolio at an acceptable price.
The put  generally  is for a shorter  term than the  maturity  of the  municipal security and does not  restrict in any way the Fund's  ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal  securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations  or rulings of the Internal  Revenue Service (IRS).  The IRS has issued a ruling  (Rev.  Rul.  82-144) in which it  determined  that a  regulated investment  company was the owner,  for tax  purposes,  of municipal  securities subject to puts (with the result  that  interest on those  securities  would not lose its tax-exempt  status when paid to the company).  The IRS position in Rev.
Rul. 82-144 relates to a particular  factual  situation,  in which (i) the price paid for the puts  was in  addition  to the  price of the  municipal  securities subject  to the puts,  (ii) the puts  established  the price at which the seller must repurchase the securities, (iii) the puts were nonassignable and terminated upon disposal of the underlying  securities by the Fund,  (iv) the puts were for periods substantially less than the terms of the underlying securities,  (v) the puts  did  not  include  call  arrangements  or  restrict  the  disposal  of the underlying  securities  by the  Fund  and  gave  the  seller  no  rights  in the underlying securities, and (vi) the securities were acquired by the Fund for its own account and not as security for a loan from the seller.

Because it is difficult to evaluate the  likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero,  regardless of whether  any  direct or  indirect  consideration  was paid.  Amounts  paid by
Municipal  Bond Fund for a put will be reflected as unrealized  depreciation  in the underlying  security for the period during which the commitment is held, and therefore will reduce any potential gains on the sale of the underlying security by the cost of the put.  There is a risk  that the  seller of the put may not be able to repurchase the security upon exercise of the put by the Fund.

SHORT-TERM  MUNICIPAL  SECURITIES.  Although  Municipal  Bond  Fund's  portfolio generally will consist primarily of municipal bonds, for liquidity purposes, and from  time to time for  defensive  purposes,  a  portion  of its  assets  may be invested in short-term municipal securities (i.e., those with less than one year remaining to maturity).

Short-term  municipal  securities  consist  of  short-term  municipal  notes and short-term  municipal loans and obligations,  including  municipal paper, master demand notes and variable-rate demand notes.  Short-term municipal notes include tax  anticipation  notes  (notes  issued in  anticipation  of the receipt of tax funds),  bond anticipation notes (notes issued in anticipation of receipt of the proceeds  of bond  placements),  revenue  anticipation  notes  (notes  issued in anticipation  of the receipt of revenues  other than taxes or bond  placements), and  project  notes  (obligations  of  municipal  housing  agencies on which the payment of  principal  and interest  ordinarily  is backed by the full faith and credit of the U.S.  government).  Municipal paper typically consists of the very short-term unsecured negotiable promissory notes of municipal issuers.

The Fund may invest in tax-exempt master demand notes. A municipal master demand note is an  arrangement  under which the Fund  participates  in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts  maintained  by the Fund in an account with the bank are provided to the municipal  borrower  and  payments of  interest  and  principal  on the note are credited to the Fund's account.  Interest rates on master demand notes typically are tied to market  interest  rates,  and  therefore may  fluctuate  daily.  The amounts  borrowed  under these  notes may be repaid at any time by the  borrower without penalty, and must be repaid upon the demand of Municipal Bond Fund.

Municipal Bond Fund may also invest in variable-rate demand notes. Variable-rate demand  notes are  tax-exempt  obligations  which are  payable by the  municipal issuer at par value plus accrued  interest on demand by the Fund (generally with three to ten days'  notice).  If no demand  is made,  the note will  mature on a specified  date from one to thirty years from its issuance.  Payment on the note may be backed by a  stand-by  letter of  credit.  The yield on a  variable  rate demand note is adjusted automatically to reflect a particular market rate (which may not be the same market rate as that  applicable  to a master  demand  note).
Variable-rate  demand  notes  typically  are  callable  by the  issuer  prior to maturity.

Where  short-term  municipal  securities are rated, the Municipal Bond Fund will limit its investments to "high quality"  short-term  securities.  For short-term municipal notes this includes  ratings of SP-2 or better by S&P, MIG 2 or better
(or VMIG-2 or better,  in the case of variable  rate demand notes) by Moody's or
F-2 or better by Fitch;  for municipal paper this includes A-2 or better by S&P,
Prime-2  or better by  Moody's  or F-2 or  better by Fitch.  Unrated  short-term municipal  securities will be included  within the Fund's overall  limitation on investments in unrated municipal  securities.  This limitation provides that not more than 20% of  Municipal  Bond Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities which are guaranteed as to principal  and interest by the full faith and credit of the U.S.  government  or are issued by an issuer having  outstanding  an issue of municipal  bonds within one of the four highest ratings classifications.

Municipal  Bond Fund also may engage to a limited  extent in  portfolio  trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market  rise (a decline  in  interest  rates) and later  sold.  In  addition,  a
security  may  be  sold  and  another  of   comparable   quality   purchased  at
approximately  the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities.
These  yield  disparities  may occur for  reasons  not  directly  related to the investment  quality of a  particular  issue or the general  movement of interest rates, such as changes in the overall demand for, or supply of, various types of municipal securities.

Should the  Municipal  Bond Fund change its policy of  investing at least 80% of its net assets in the type of  investment  suggested by its name,  the Fund will provide shareholders at least 60 days notice prior to making the change.

SECURITY CASH FUND -- The investment objective of Cash Fund is to seek as high a level of current  income as is  consistent  with  preservation  of  capital  and liquidity. No assurances can be given that Cash Fund will achieve its objective.
The Fund will attempt to achieve its  objective by investing at least 95% of its total assets, measured at the time of investment,  in a diversified portfolio of highest quality money market instruments.  Cash Fund may also invest up to 5% of its  total  assets,  measured  at  the  time  of  investment,  in  money  market instruments that are in the  second-highest  rating category for short-term debt obligations.  Money market  instruments in which Cash Fund may invest consist of the following:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United  States  Government  or its agencies  (such as the Small
Business  Administration,  the Federal  Housing  Administration  and  Government
National Mortgage  Association) or instrumentalities  (such as Federal Home Loan
Banks and Federal Land Banks) and  instruments  fully  collateralized  with such obligations, such as repurchase agreements.

Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S.  Treasury;  others are supported by the right of the issuer to borrow from the  Treasury;  others,  such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the instrumentality.

BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal  Deposit  Insurance  Corporation  and  instruments  fully collateralized with such obligations, such as repurchase agreements.

CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's  or AAA or AA or better by S&P,  subject to the  limitations  on  investment in  instruments  in the  second-highest  rating category, discussed below.

Cash Fund may invest in  certificates  of deposit  issued by banks or other bank demand  accounts,  pending  investment in other  securities or to meet potential redemptions or expenses.

Cash Fund may invest only in U.S. dollar  denominated  money market  instruments that present  minimal  credit risk and, with respect to 95% of its total assets, measured  at the  time of  investment,  that  are of the  highest  quality.  The
Investment  Manager will determine  whether a security  presents  minimal credit risk under procedures adopted by the Fund's Board of Directors.  A security will be considered to be highest quality (1) if rated in the highest rating category,
(e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized  statistical  rating  organizations  ("NRSRO's") or, (ii) if rated by only one NRSRO,  by that NRSRO;  (2) if issued by an issuer that has  short-term debt  obligations of comparable  maturity,  priority,  and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated  security that is of comparable quality to a security  in the  highest  rating  category  as  determined  by the
Investment Manager and whose acquisition is approved or ratified by the Board of
Directors.  With  respect  to 5% of its total  assets,  measured  at the time of investment,  Cash Fund may also invest in money market  instruments  that are in the second-highest  rating category for short-term debt obligations (e.g., rated
Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered  to be in the  second-highest  rating  category  under  the  criteria described  above with respect to  instruments  considered  highest  quality,  as applied to instruments in the second-highest rating category.  See Appendix A to the  Prospectus  for a  description  of the principal  types of  securities  and instruments  in which the Fund will invest as well as a description of the above mentioned ratings.

Cash Fund may not invest more than 5% of its total assets,  measured at the time of  investment,  in the  securities  of any one issuer  that are of the  highest quality  or more  than the  greater  of 1% of its total  assets  or  $1,000,000, measured at the time of investment,  in securities of any one issuer that are in the  second-highest  rating category,  except that these  limitations  shall not apply to U.S. Government  securities.  The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that  are of  the  highest  quality,  provided  that  the  Fund  does  not  have outstanding  at any time more  than one such  investment.  In the event  that an instrument acquired by Cash Fund is downgraded,  the Investment  Manager,  under procedures approved by the Board of Directors, (or the Board of Directors itself if the  Investment  Manager  becomes  aware that a security has been  downgraded below the  second-highest  rating  category and the Investment  Manager does not dispose of the  security  within five  business  days) shall  promptly  reassess whether such security  presents minimal credit risk and determine whether or not to retain the instrument,  or Investment  Manager may forego the reassessment of credit risk if the security is disposed of or matures  within five business days of downgrade and the Board is subsequently  notified of the Investment Manager's actions.  In the event that an instrument  acquired by Cash Fund ceases to be of the quality that is eligible for the Fund,  the Fund shall  promptly  dispose of the  instrument in an orderly  manner  unless the Board of Directors  determines that this would not be in the best interests of the Fund.

Cash Fund may acquire one or more of the above  types of  securities  subject to repurchase agreements.  A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution,  such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified  price and at a fixed time in the future,  usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's net assets will be  invested  in illiquid  assets,  which  include  repurchase  agreements  with maturities of more than seven days. See the discussion of repurchase  agreements under "Investment Methods and Risk Factors."

Cash Fund may borrow  money  from banks as a  temporary  measure  for  emergency purposes or to facilitate  redemption  requests.  Borrowing is discussed in more detail  under  "Investment  Methods and Risk  Factors."  Pending  investment  in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

Cash Fund may also invest in guaranteed  investment contracts ("GICs") issued by insurance companies,  subject to the Fund's policy that not more than 10% of the
Fund's net assets will be invested in illiquid  assets.  See the  discussion  of
GICs under "Investment Methods and Risk Factors."

RULE 144A  SECURITIES.  Certain of the  securities  acquired by Cash Fund may be restricted as to disposition under federal  securities laws,  provided that such restricted  securities  are  eligible  for  resale  to  qualified  institutional investors  pursuant  to  Rule  144A  under  the  Securities  Act  of  1933  (the
"Securities  Act"). Rule 144A provides a nonexclusive safe harbor exemption from the  registration  requirements  of the Securities Act for the resale of certain securities to certain qualified buyers.  One of the primary purposes of the Rule is to create some resale  liquidity for certain  securities that would otherwise be treated as illiquid investments. In accordance with Cash Fund's policies, the
Fund is not  permitted  to invest  more than 10% of its net  assets in  illiquid securities.  The Investment  Manager,  under procedures  adopted by the Board of
Directors, will determine whether securities eligible for resale under Rule 144A are  liquid or not.  Investing  in Rule 144A  securities  may have the effect of increasing the amount of the Fund's assets invested in illiquid assets.  See the discussion of Rule 144A Securities under "Investment Methods and Risk Factors."

VARIABLE RATE INSTRUMENTS.  Cash Fund may invest in instruments  having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments").  The interest rate on a Variable
Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective  standard  such as a bank's prime rate or the 91-day U.S.  Treasury
Bill rate. Cash Fund does not purchase  certain  Variable Rate  Instruments that have a preset cap above which the rate of interest may not rise. Generally,  the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate  obligations.  Cash Fund determines the maturity of Variable Rate
Instruments  in accordance  with Rule 2a-7 under the  Investment  Company Act of
1940 which  allows the Fund  generally  to consider  the  maturity  date of such instruments  to be the  period  remaining  until  the next  readjustment  of the interest rate rather than the maturity date on the face of the instrument.

While  Cash Fund does not  intend to  engage in  short-term  trading,  portfolio securities  may be sold without regard to the length of time that they have been held. A portfolio  security could be sold prior to maturity to take advantage of new investment  opportunities  or yield  differentials,  or to preserve gains or limit losses due to changing economic  conditions or the financial  condition of the  issuer,  or for other  reasons.  While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should  not  affect  the  Fund's  income  or net  asset  value  since  brokerage commissions  are not normally  paid in  connection  with the purchase or sale of money market instruments.

Cash Fund will invest in money market  instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with  preservation of capital and liquidity.  While investing only in high quality money market instruments, investment in Cash Fund is not without risk.  The market value of fixed  income  securities  is  generally  affected by changes in the level of interest  rates.  An  increase  in  interest  rates will generally reduce the market value of fixed income investments,  and a decline in interest rates will  generally  increase  their value.  Instruments  with longer maturities are subject to greater  fluctuations  in value from general  interest rate changes than are shorter term issues. Such market value changes could cause changes in the net asset  value per share.  To reduce the effect of  fluctuating interest  rates on the net  asset  value of its  shares,  Cash Fund  intends  to maintain a weighted  average maturity in its portfolio of not more than 90 days.
In addition to general market risks,  Cash Fund's  investments in non-government obligations are subject to the ability of the issuer to satisfy its obligations.
See the Appendix for a  description  of the principal  types of  securities  and instruments in which Cash Fund will invest.

Cash  Fund  also  intends  to  maintain  a net  asset  value per share of $1.00, although  there can be no  assurance  it will be able to do so. It is the Fund's policy to  declare  dividends  on a daily  basis of an  amount  equal to the net income plus or minus any realized  capital gains or losses.  (See "Dividends and
Taxes," page 50.)

INVESTMENT METHODS
AND RISK FACTORS

Some  of the  risk  factors  related  to  certain  securities,  instruments  and techniques  that may be used by one or more of the  Funds are  described  in the sections of the Prospectus  entitled "Funds' Principal  Investment  Strategies,"
"Main Risks" and "Investment  Policies and Management  Practices." The following is  a  description  of  certain  additional  risk  factors  related  to  various securities,  instruments  and  techniques.  The risks so described only apply to those Funds which may invest in such  securities  and  instruments  or which use such  techniques.  Also  included  is a  general  description  of  some  of  the investment instruments,  techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.  Although a Fund may employ the  techniques,  instruments  and  methods described below,  consistent with its investment  objective and policies and any applicable law, no Fund will be required to do so.

GENERAL RISK FACTORS -- Each Fund's net asset value will  fluctuate,  reflecting fluctuations in the market value of its portfolio positions.  The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate  movements.  In other words,  bond prices  generally fall as interest rates rise and generally  rise as interest  rates fall.  Longer term bonds held by the
Funds are subject to greater  interest rate risk. There is no assurance that any
Fund will achieve its investment objective.

REPURCHASE  AGREEMENTS,  REVERSE REPURCHASE  AGREEMENTS AND ROLL TRANSACTIONS --
Each of the Funds may enter into repurchase  agreements.  Repurchase  agreements are  transactions  in which the  purchaser  buys a debt  security from a bank or recognized securities dealer and simultaneously  commits to resell that security to the bank or dealer at an agreed upon price,  date and market rate of interest unrelated to the coupon rate or maturity of the purchased  security.  Repurchase agreements  are  considered  to be  loans  which  must be  fully  collateralized including  interest  earned thereon during the entire term of the agreement.  If the  institution  defaults  on the  repurchase  agreement,  the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller,  realization  on the  collateral  by the Fund may be delayed or limited and the Fund may incur  additional  costs.  In such case, the
Fund will be subject to risks  associated  with  changes in market  value of the collateral securities. The Fund intends to enter into repurchase agreements only with  banks  and  broker/dealers  believed  to  present  minimal  credit  risks.
Accordingly,  the Funds  will  enter into  repurchase  agreements  only with (a)
brokers  having  total  capitalization  of at least $40  million  and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital  equal to 6% of  aggregate  debit  balances,  or (b) banks having at least $1 billion  in assets  and a net worth of at least $100  million as of its most recent annual report.  In addition,  the aggregate  repurchase price of all repurchase  agreements  held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

Each of the High Yield and Diversified  Income Funds may also enter into reverse repurchase  agreements  with  the  same  parties  with  whom it may  enter  into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular  price at a future date.
Reverse  repurchase  agreements  involve  the risk that the market  value of the securities retained in lieu of sale by a Fund may decline below the price of the securities  the Fund has sold but is obligated to  repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes  insolvent,  such  buyer or its  trustee  or  receiver  may  receive  an extension  of time to  determine  whether to enforce  the Fund's  obligation  to repurchase  the  securities,  and the Fund's use of the  proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Each of the High Yield and Diversified  Income Funds also may enter into "dollar rolls," in which the Fund sells  fixed  income  securities  for  delivery in the current month and simultaneously  contracts to repurchase  substantially similar
(same type,  coupon and maturity)  securities on a specified future date. During the roll period,  the Fund would  forego  principal  and  interest  paid on such securities.  The Fund would be compensated by the difference between the current sales price and the  forward  price for the future  purchase,  as well as by the interest  earned  on the cash  proceeds  of the  initial  sale.  The  Fund  will segregate  cash or  liquid  securities  in an  amount  sufficient  to cover  its obligation under "roll" transactions and reverse repurchase  agreements.  Assets may be segregated with the Fund's custodian or on the Fund's books.

BORROWING  -- Each of the Funds  may  borrow  money  from  banks as a  temporary measure for emergency purposes, or to facilitate redemption requests.

From time to time, it may be  advantageous  for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and Diversified  Income Fund and High Yield Fund may borrow through reverse  repurchase  agreements and "roll"  transactions,  in connection  with meeting  requests  for the  redemption  of Fund  shares.  As an operating  policy,  each Fund may  borrow  up to 10% of total  Fund  assets.  In addition to this operating policy,  Cash Fund may not purchase  securities while borrowings equal to 5% of its total assets are outstanding. To the extent that a
Fund  purchases  securities  while it has  outstanding  borrowings,  it is using leverage,  i.e. using borrowed funds for investment.  Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's  portfolio.  Money borrowed for leveraging  will be subject to interest costs  that  may or may  not be  recovered  by  appreciation  of the  securities purchased;  in certain cases,  interest costs may exceed the return  received on the  securities  purchased.  A Fund also may be  required  to  maintain  minimum average  balances in  connection  with such  borrowing or to pay a commitment or other fee to  maintain  a line of  credit;  either of these  requirements  would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

LENDING OF PORTFOLIO SECURITIES -- For the purpose of generating income, certain of the Funds may make  secured  loans of Fund  securities  amounting to not more than 33 1/3% of its total assets.  Securities loans are made to  broker/dealers, institutional  investors, or other persons pursuant to agreements requiring that the loans be  continuously  secured by collateral at least equal at all times to the value of the  securities  loaned  marked to  market  on a daily  basis.  The collateral received will consist of cash, U.S. Government securities, letters of credit  or such  other  collateral  as may be  permitted  under  its  investment program.  While the  securities  are being  loaned,  the Fund will  continue  to receive the  equivalent  of the interest or dividends  paid by the issuer on the securities,  as well as interest on the  investment  of the  collateral or a fee from  the  borrower.  The  Fund has a right to call  each  loan and  obtain  the securities  on five  business  days' notice or, in  connection  with  securities trading on foreign  markets,  within such longer period of time which  coincides with the normal  settlement period for purchases and sales of such securities in such foreign markets.  The Fund will not have the right to vote securities while they are being loaned,  but it will call a loan in anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving additional collateral or in the recovery of the  securities or possible loss of rights in the  collateral should the borrower fail financially.  Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

GUARANTEED  INVESTMENT  CONTRACTS ("GICS") -- Certain of the Funds may invest in
GICs.  When  investing in GICs, the Fund makes cash  contributions  to a deposit fund of an insurance  company's  general  account.  The  insurance  company then credits  guaranteed  interest to the deposit fund on a monthly  basis.  The GICs provide that this  guaranteed  interest will not be less than a certain  minimum rate.  The  insurance  company  may assess  periodic  charges  against a GIC for expenses  and service  costs  allocable  to it, and the charges will be deducted from the value of the deposit fund.  Cash Fund may invest only in GICs that have received the  requisite  ratings by one or more  NRSROs.  Because a Fund may not receive  the  principal  amount of a GIC from the  insurance  company on 7 days'
notice or less,  the GIC is considered an illiquid  investment.  In  determining average  portfolio  maturity,  GICs  generally will be deemed to have a maturity equal  to the  period  of time  remaining  until  the next  readjustment  of the guaranteed interest rate.

RESTRICTED  SECURITIES  (RULE  144A  SECURITIES)  -- The  Funds  may  invest  in restricted securities which are securities that are restricted as to disposition under the federal  securities  laws,  provided that such securities are eligible for resale to qualified  institutional investors pursuant to Rule 144A under the
Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as  securities  listed on a U.S.  securities  exchange or quoted in the National
Association of Securities  Dealers  Automated  Quotation  System (the "Rule 144A
Securities").  A  "qualified  institutional  buyer"  is  defined  by  Rule  144A generally as an  institution,  acting for its own account or for the accounts of other qualified  institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $100  million  in  securities  of  issuers  not affiliated  with the  institution.  A dealer  registered  under  the  Securities
Exchange  Act of 1934 (the  "Exchange  Act"),  acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $10 million in securities of issuers not  affiliated  with the dealer may also  qualify as a qualified  institutional buyer,  as well as an  Exchange  Act  registered  dealer  acting  in a  riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible  for  developing  and  establishing guidelines and procedures for determining the liquidity of Rule 144A Securities.
As  permitted  by  Rule  144A,   the  Board  of  Directors  has  delegated  this
responsibility to the Investment Manager. In making the determination  regarding the  liquidity of Rule 144A  Securities,  the  Investment  Manager will consider trading markets for the specific  security taking into account the  unregistered nature  of a Rule  144A  security.  In  addition,  the  Investment  Manager  may consider:  (1) the frequency of trades and quotes; (2) the number of dealers and potential  purchasers;  (3) dealer  undertakings  to make a market;  and (4) the nature of the security and of the market place trades (e.g.,  the time needed to dispose of the security,  the method of  soliciting  offers and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified  institutional buyers become  uninterested,  for a time, in purchasing these securities.

Certain  of the  Funds  also may  purchase  restricted  securities  that are not eligible for resale pursuant to Rule 144A. The Funds may acquire such securities through  private  placement  transactions,  directly  from  the  issuer  or from security  holders,  generally  at higher  yields or on terms more  favorable  to investors than comparable publicly traded securities.  However, the restrictions on resale of such  securities  may make it difficult  for the Fund to dispose of such  securities at the time considered  most  advantageous,  and/or may involve expenses that would not be incurred in the sale of  securities  that were freely marketable.  Risks associated with restricted  securities  include the potential obligation  to pay all or part of the  registration  expenses  in  order to sell certain restricted securities.  A considerable period of time may elapse between the  time of the  decision  to sell a  security  and the  time  the  Fund may be permitted to sell it under an effective  registration  statement.  If,  during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the
Funds may invest in higher  yielding debt securities in the lower rating (higher risk)  categories of the recognized  rating  services  (commonly  referred to as
"junk  bonds").  Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's,  is regarded,  on balance,  as predominantly  speculative with respect  to the  issuer's  capacity  to pay  interest  and  repay  principal  in accordance  with the terms of the  obligation.  For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation.  For Moody's,  Ba indicates  the  lowest  degree  of  speculation  and C  the  highest  degree  of speculation.  While  such debt will  likely  have some  quality  and  protective characteristics,  these are  outweighed  by large  uncertainties  or major  risk exposures  to adverse  conditions.  Similarly,  debt rated Ba or BB and below is regarded by the relevant rating agency as  speculative.  Debt rated C by Moody's or S&P is the lowest  quality  debt that is not in default  as to  principal  or interest  and such  issues so rated can be  regarded  as having  extremely  poor prospects of ever attaining any real  investment  standing.  Such securities are also  generally  considered  to be subject to greater  risk than higher  quality securities  with  regard to a  deterioration  of  general  economic  conditions.
Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality.  Rating agencies attempt to evaluate the safety of principal  and interest  payments and do not evaluate the risks of fluctuations  in market  value.  Also,  rating  agencies may fail to make timely changes in credit quality in response to subsequent  events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market value of lower  quality debt  securities  tend to reflect  individual developments  of  the  issuer  to  a  greater  extent  than  do  higher  quality securities,  which react  primarily  to  fluctuations  in the  general  level of interest  rates.  In addition,  lower  quality debt  securities  tend to be more sensitive to economic  conditions and generally  have more volatile  prices than higher quality securities.  Issuers of lower quality securities are often highly leveraged  and may not  have  available  to them  more  traditional  methods  of financing.  For example,  during an economic  downturn or a sustained  period of rising interest rates,  highly leveraged issuers of lower quality securities may experience  financial  stress.  During such  periods,  such issuers may not have sufficient  revenues to meet their interest  payment  obligations.  The issuer's ability  to service  its debt  obligations  may also be  adversely  affected  by specific  developments  affecting the issuer,  such as the issuer's inability to meet specific  projected  business forecasts or the unavailability of additional financing.  Similarly,  certain  emerging  market  governments  that issue lower quality  debt  securities  are among the largest  debtors to  commercial  banks, foreign  governments and supranational  organizations such as the World Bank and may not be able or willing to make principal and/or interest  repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the  holders  of  lower  quality  securities  because  such  securities  are generally unsecured and are often subordinated to other creditors of the issuer.

Lower  quality debt  securities  of corporate  issuers  frequently  have call or buy-back  features  which  would  permit  an issuer  to call or  repurchase  the security from the Fund. If an issuer  exercises these  provisions in a declining interest  rate market,  the Fund may have to replace the  security  with a lower yielding security,  resulting in a decreased return for investors.  In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading  market for such  securities.  There may be no established retail secondary market for many of these  securities,  and the Fund anticipates that  such  securities  could be sold only to a limited  number  of  dealers  or institutional  investors. The lack of a liquid secondary market also may have an adverse  impact  on  market  prices  of such  instruments  and may  make it more difficult  for the Fund to obtain  accurate  market  quotations  for purposes of valuing the securities in the portfolio of the Fund.

Adverse publicity and investor perceptions,  whether or not based on fundamental
analysis,   may  also  decrease  the  values  and  liquidity  of  lower  quality securities,  especially  in a thinly  traded  market.  The High  Yield  Fund may acquire  lower quality debt  securities  during an initial  underwriting  or may acquire lower quality debt securities which are sold without  registration under applicable  securities laws. Such securities involve special  considerations and risks.

Factors having an adverse  effect on the market value of lower rated  securities or their  equivalents  purchased by a Fund will adversely impact net asset value of the Fund.  In addition  to the  foregoing,  such  factors  may  include:  (i)
potential adverse publicity;  (ii) heightened sensitivity to general economic or political  conditions;  and (iii) the likely  adverse impact of a major economic recession.  The Fund  also may incur  additional  expenses  to the  extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio  holdings,  and the Fund may have limited legal recourse in the event of a default.  Debt securities  issued by governments in emerging  markets can differ from debt  obligations  issued by private  entities in that  remedies from  defaults  generally  must  be  pursued  in the  courts  of the  defaulting government,  and legal  recourse is  therefore  somewhat  diminished.  Political conditions, in terms of a government's willingness to meet the terms of its debt obligations,  also are of considerable  significance.  There can be no assurance that the  holders of  commercial  bank debt would not  contest  payments  to the holders of debt  securities  issued by  governments  in emerging  markets in the event of default by the governments under commercial bank loan agreements.

The Investment Manager will attempt to minimize the speculative risks associated with  investments in lower quality  securities  through  credit  analyses and by carefully  monitoring current trends in interest rates,  political  developments and other factors. Nonetheless, investors should carefully review the investment objectives  and policies of the Funds and consider  their  ability to assume the investment risks involved before making an investment in the Funds.

CONVERTIBLE  SECURITIES  AND WARRANTS -- Certain of the Funds may invest in debt or preferred  equity  securities  convertible  into or  exchangeable  for equity
securities.  Traditionally,   convertible  securities  have  paid  dividends  or
interest  at rates  higher  than  common  stocks but lower  than  nonconvertible securities.  They generally  participate in the  appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years,  convertibles  have been  developed  which combine higher or lower current  income with options and other  features.  Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of
the Funds may invest in mortgage-backed  securities  (MBSs),  including mortgage pass-through  securities and collateralized  mortgage  obligations  (CMOs). MBSs include certain  securities issued or guaranteed by the United States Government or one of its agencies or  instrumentalities,  such as the  Government  National
Mortgage  Association (GNMA),  Federal National Mortgage  Association (FNMA), or
Federal Home Loan Mortgage  Corporation  (FHLMC);  securities  issued by private issuers that represent an interest in or are  collateralized by  mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities;  and securities  issued by private  issuers that represent an interest in or are  collateralized  by mortgage  loans. A mortgage  pass-through security  is a pro rata  interest  in a pool of  mortgages  where  the cash flow generated from the mortgage collateral is passed through to the security holder.
CMOs are  obligations  fully  collateralized  by a  portfolio  of  mortgages  or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only"  (PO) bonds, the market values of which will generally be more  volatile  than the  market  values of most MBSs.  An  inverse  floating obligation is a derivative  adjustable  rate  security with interest  rates that adjust or vary inversely to changes in market interest rates. The term "residual interest"  bond is used  generally to describe  those  instruments in collateral pools,  such as CMOs,  which receive any excess cash flow  generated by the pool once all other  bondholders and expenses have been paid. IOs and POs are created by  separating  the  interest  and  principal  payments  generated  by a pool of mortgage-backed bonds to create two classes of securities.  Generally, one class receives  interest  only  payments  (IOs) and the  other  class  principal  only payments  (POs).  MBSs  have  been  referred  to as  "derivatives"  because  the performance of MBSs is dependent upon and derived from underlying securities.

CMOs may be issued in a variety of  classes  and the Funds may invest in several
CMO  classes,  including,  but not  limited to  Floaters,  Planned  Amortization
Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes (SEQs), Support
Classes  (SUPs),  Target  Amortization  Classes  (TACs) and  Accrual  Classes (Z
Classes).  CMO classes vary in the rate and time at which they receive principal and interest  payments.  SEQs, also called plain vanilla,  clean pay, or current pay classes,  sequentially  receive principal payments from underlying  mortgage securities  when the principal on a previous class has been completely paid off.
During the months  prior to their  receipt of principal  payments,  SEQs receive interest  payments at the coupon rate on their  principal.  PACs are designed to produce a stable cash flow of principal payments over a predetermined  period of time.  PACs guard  against a certain level of  prepayment  risk by  distributing prepayments  to  SUPs,  also  called  companion  classes.  TACs  pay a  targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase,  the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs  because of PACs' lower risk.  Because  SUPs are  directly affected by the rate of prepayment of underlying mortgages,  SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate,  the average life of a SUP will vary.  SUPs,  therefore,  are  priced at a higher  yield than less volatile classes of CMOs. Z Classes do not receive payments,  including interest payments,  until certain  other classes are paid off. At that time,  the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically  (usually monthly) by adding a spread to a benchmark  index subject to a lifetime  maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment,  market and credit risks.  Prepayment  risk  reflects  the chance that  borrowers  may prepay their mortgages faster than expected,  thereby affecting the investment's average life and perhaps its yield.  Borrowers are most likely to exercise  their  prepayment options  at a  time  when  it is  least  advantageous  to  investors,  generally prepaying  mortgages as interest  rates fall,  and slowing  payments as interest rates rise.  Certain  classes of CMOs may have priority over others with respect to the receipt of  prepayments  on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above.  Market risk reflects the chance that the price of the security may fluctuate  over time. The price of MBSs may be particularly  sensitive to prevailing  interest rates,  the length of time the security is expected to be  outstanding  and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain  types of MBSs,  and a Fund invested in such  securities  wishing to sell them may find it difficult to find a buyer,  which may in turn decrease the price at which they may be sold.  Credit risk  reflects the chance that the Fund may not  receive  all or part of its  principal  because  the  issuer  or credit
enhancer  has  defaulted  on  its  obligations.   Obligations   issued  by  U.S.
Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA  certificates,  are supported by the full faith and credit of the U.S.  Treasury;  others are  supported  by the right of the issuer to borrow from the  Treasury;  others,  such as those of the FNMA,  are  supported  by the discretionary  authority  of  the  U.S.  Government  to  purchase  the  agency's
obligations;   still  others,   are   supported   only  by  the  credit  of  the
instrumentality.  Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The  performance  of private label
MBSs, issued by private institutions,  is based on the financial health of those institutions.

ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities."  These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types
of  secured  loans   providing  the  source  of  both  principal  and  interest.
Asset-backed  securities are subject to risks similar to those  discussed  above with respect to MBSs.

REAL ESTATE  SECURITIES  -- High Yield Fund may invest in equity  securities  of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate  investments and therefore,  such Fund may be subject to certain risks  associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others:
possible declines in the value of real estate;  possible lack of availability of mortgage funds;  extended vacancies of properties;  risks related to general and local economic  conditions;  overbuilding;  increases in  competition,  property taxes and operating  expenses;  changes in zoning laws; costs resulting from the clean-up  of,  and  liability  to third  parties  for  damages  resulting  from, environmental problems;  casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment  vehicles which invest primarily in income producing real estate or real  estate  related  loans or  interests.  REITs are  generally classified as equity REITs,  mortgage REITs or hybrid REITs. Equity REITs invest the  majority  of their  assets  directly  in real  property  and derive  income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the  collection  of  interest  payments.  REITs  are not  taxed  on  income distributed to  shareholders  provided they comply with several  requirements of the  Internal  Revenue  Code,  as amended  (the  "Code").  Certain  REITs may be self-liquidating  in that a specific  term of  existence  is provided for in the trust  document.  Such  trusts run the risk of  liquidating  at an  economically inopportune time.

WHEN-ISSUED  AND  FORWARD  COMMITMENT  SECURITIES  --  Certain  of the Funds may
purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest  rates and prices.  The price,  which is  generally  expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities  take place at a later date.  When-issued  securities and forward commitments  may be sold prior to the settlement  date, but the Funds will enter into  when-issued  and forward  commitments  only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities  which have been purchased  pursuant to a forward  commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued  security prior to its acquisition or disposes of its right to  deliver or receive  against a forward  commitment,  it may incur a gain or loss. At the time a Fund enters into a transaction  on a when-issued  or forward  commitment  basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities and will be marked to market  daily.  Assets may be  segregated  with a Fund's  custodian or on the
Fund's books.  There is a risk that the securities may not be delivered and that the Fund may incur a loss.

OPTIONS AND FUTURES STRATEGIES--

WRITING COVERED CALL OPTIONS. Certain of the Funds may write (sell) covered call options.  Covered  call  options  generally  will be written on  securities  and currencies  which, in the opinion of the Investment  Manager are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.

A call  option  gives the holder  (buyer)  the right to  purchase a security  or currency at a specified  price (the exercise  price) at any time until a certain date (the  expiration  date).  So long as the obligation of the writer of a call option  continues,  the  writer  may  be  assigned  an  exercise  notice  by the broker/dealer  through  whom such option was sold,  requiring  it to deliver the underlying  security or currency  against  payment of the exercise  price.  This obligation  terminates  upon the expiration of the call option,  or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously  sold.  Writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.

Portfolio  securities  on which call  options may be written  will be  purchased solely on the basis of  investment  considerations  consistent  with that Fund's investment  objectives.  When writing a covered call option,  the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying  security  above the  exercise  price,  and  retains the risk of loss should the price of the security  decline.  Unlike one who owns  securities  not subject to an option, a Fund has no control over when it may be required to sell the underlying  securities,  since the option may be exercised at any time prior to the option's  expiration.  If a call option which a Fund has written expires, the Fund will  realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised,  a Fund will realize a gain or loss from the sale of the underlying security.

The  premium  which a Fund  receives  for  writing  a call  option  is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the  underlying  security,  the  relationship  of the exercise  price to such market price, the historical price  volatility of the underlying  security,  and the length of the option period. In determining whether a particular call option should be written on a particular security, the Investment Manager will consider the  reasonableness of the anticipated  premium and the likelihood that a liquid secondary  market will exist for those options.  The premium  received by a Fund for writing  covered  call options will be recorded as a liability in the Fund's statement of assets and  liabilities.  This  liability will be adjusted daily to the option's  current market value,  which will be the latest sales price at the time which the net asset value per share of the Fund is computed at the close of regular trading on the NYSE (currently,  3:00 p.m. Central time, unless weather, equipment  failure or other factors  contribute to an earlier closing time), or, in the absence of such sale,  the latest  asked  price.  The  liability  will be extinguished upon expiration of the option,  the purchase of an identical option in a closing  transaction,  or  delivery  of the  underlying  security  upon the exercise of the option.

Closing  transactions  will be  effected  in order  to  realize  a profit  on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore,  effecting a closing transaction  will permit a Fund to write  another call option on the  underlying security with either a different exercise price, expiration date or both. If the
Fund desires to sell a particular  security  from its  portfolio on which it has written a call  option,  or  purchased  a put  option,  it will seek to effect a closing  transaction  prior to, or concurrently  with, the sale of the security.
There  is no  assurance  that  the  Fund  will be able to  effect  such  closing transactions  at  favorable  prices.  If  the  Fund  cannot  enter  into  such a transaction,  it may be required to hold a security that it might otherwise have sold,  in which case it would  continue to be at market risk with respect to the security.

The Fund will pay  transaction  costs in connection  with the writing of options and in entering into closing purchase  contracts.  Transaction costs relating to options  activity  normally are higher than those  applicable  to purchases  and sales of portfolio securities.

Call options  written by the Fund  normally will have  expiration  dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying  securities at the time the options are written. From time to time, the Fund may purchase an underlying  security for delivery in accordance  with the exercise of an option, rather  than  delivering  such  security  from  its  portfolio.  In such  cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more,  respectively,  than the  premium received from the writing of the option.  Because  increases in the market price of a call option  generally  will  reflect  increases in the market price of the underlying security,  any loss resulting from the repurchase of a call option is likely  to be  offset  in whole  or in part by  appreciation  of the  underlying security owned by the Fund.

PURCHASING CALL OPTIONS.  Certain Funds may purchase call options. As the holder of a call  option,  the Fund would  have the right to  purchase  the  underlying security at the exercise  price at any time during the option  period.  The Fund may enter into closing sale transactions with respect to such options,  exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion,  the  purchase  of call  options  would  enable the Fund to acquire the security at the  exercise  price of the call option  plus the premium  paid.  At times,  the net cost of  acquiring  the security in this manner may be less than the cost of acquiring the security  directly.  This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct  market  purchases.  So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any  unexpected  decline in the market price of the  underlying  security and in such event could  allow the call option to expire,  incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase  call  options on  underlying  securities  it owns in order to protect  unrealized gains on call options  previously  written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase  transaction.  Call options  also may be  purchased  at times to avoid  realizing  losses that would result in a reduction of the Fund's current  return.  For example,  the Fund has written a call option on an underlying  security  having a current  market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option  written by the
Fund and the  realization  of a loss on the  underlying  security  with the same exercise price and expiration date as the option previously written.

Aggregate  premiums  paid for put and call  options  will not  exceed  5% of the
Fund's total assets at the time of purchase.

WRITING COVERED PUT OPTIONS. Certain of the Funds may write covered put options.
A put option gives the purchaser of the option the right to sell, and the writer
(seller) the  obligation to buy, the  underlying  security at the exercise price during the option  period.  The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered  basis,  which means that the
Fund would either (i) set aside cash or liquid  securities in an amount not less than the exercise  price at all times while the put option is  outstanding  (the rules of the Options Clearing Corporation  currently require that such assets be deposited in escrow to secure  payment of the exercise  price),  (ii) sell short the  security  underlying  the put  option at the same or higher  price than the exercise  price  of the put  option,  or (iii)  purchase  a put  option,  if the exercise  price of the  purchased  put  option  is the same or  higher  than the exercise  price of the put option  sold by the Fund.  The Fund  generally  would write covered put options in circumstances  where the Investment  Manager wishes to purchase the  underlying  security for the Fund's  portfolio at a price lower than the current  market price of the  security.  In such event,  the Fund would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects  the lower  price it is willing to pay.  Since the Fund also would receive interest on debt securities  maintained to cover the exercise price of the option,  this  technique  could be used to enhance  current  return during periods of market  uncertainty.  The risk in such a transaction  would be that the  market  price of the  underlying  security  would  decline  below  the exercise price less the premiums received.

PURCHASING  PUT OPTIONS.  Certain of the Funds may purchase put options.  As the holder of a put  option,  the Fund would  have the right to sell the  underlying security at the exercise  price at any time during the option  period.  The Fund may enter into closing sale transactions with respect to such options,  exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security  ("protective put")
owned  by the  Fund as a  hedging  technique  in order  to  protect  against  an anticipated  decline  in the value of the  security.  Such hedge  protection  is provided  only during the life of the put option when the Fund, as the holder of the put option,  is able to sell the  underlying  security  at the put  exercise price regardless of any decline in the underlying  security's  market price. For example,  a  put  option  may  be  purchased  in  order  to  protect  unrealized appreciation  of a security  when the  Investment  Manager deems it desirable to continue to hold the security  because of tax  considerations.  The premium paid for the put option and any  transaction  costs  would  reduce any  capital  gain otherwise available for distribution when the security eventually is sold.

Certain Funds also may purchase put options at a time when the Fund does not own the  underlying  security.  By purchasing  put options on a security it does not own,  the Fund  seeks to  benefit  from a  decline  in the  market  price of the underlying security.  If the put option is not sold when it has remaining value, and if the market price of the underlying  security  remains equal to or greater than the exercise  price  during the life of the put option,  the Fund will lose its entire  investment  in the put  option.  In order for the  purchase of a put option to be  profitable,  the  market  price of the  underlying  security  must decline  sufficiently  below  the  exercise  price  to  cover  the  premium  and transaction cost, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the  Fund's  statement  of assets and  liabilities.  This asset will be adjusted daily to the option's  current  market value,  which will be the latest sale  price at the time at which  the net  asset  value per share of the Fund is computed  (at the close of regular  trading on the NYSE),  or, in the absence of such sale, the latest bid price. The asset will be extinguished  upon expiration of the option, the writing of an identical option in a closing  transaction,  or the delivery of the underlying security upon the exercise of the option.

INTEREST  RATE FUTURES  CONTRACTS.  Certain  Funds may enter into  interest rate futures contracts  ("Futures" or "Futures Contracts") as a hedge against changes in prevailing  levels of interest  rates.  A Fund's hedging may include sales of
Futures as an offset against the effect of expected increases in interest rates, and purchases of Futures as an offset against the effect of expected declines in interest rates.

The Funds will not enter into Futures  Contracts for  speculation  and will only enter into Futures  Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying  financial  instrument.  The principal interest rate exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile  Exchange.  Futures exchanges and trading are regulated under the Commodity  Exchange Act by the Commodity Futures
Trading  Commission  ("CFTC").  Futures  are  exchanged  in London at the London
International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations,  the Fund may be able to hedge  exposure  more  effectively  and at a lower  cost  through  using
Futures Contracts.

The Funds may not enter into  futures  contracts  or options  thereon  if,  with respect to positions which do not qualify as bona fide hedging under  applicable
CFTC  rules,  the sum of the  amounts of initial  margin  deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after  taking into account  unrealized  profits and unrealized losses on any such contracts it has entered into; provided,  however, that in the case of an option that is in-the-money at the time of purchase,  the in-the-money amount may be excluded in calculating the 5% limitations.

A Futures  Contract  provides  for the future sale by one party and  purchase by another party of a specified  amount of a specific  financial  instrument  (debt security) for a specified price at a designated date, time and place.  Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts  typically require future delivery of and payment for financial  instruments,  Futures  Contracts  usually  are  closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale,  respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the  offsetting  purchase price is less than the original sale price,  the Fund  realizes  a gain;  if it is more,  the Fund  realizes  a loss.
Conversely,  if the  offsetting  sale price is more than the  original  purchase price,  the Fund realizes a gain; if it is less,  the Fund realizes a loss.  The transaction costs also must be included in these  calculations.  There can be no assurance,  however,  that the Fund  will be able to  enter  into an  offsetting transaction with respect to a particular  Futures Contract at a particular time.
If the Fund is not able to enter into an offsetting  transaction,  the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Persons who trade in Futures  Contracts  may be broadly  classified as "hedgers"
and "speculators."  Hedgers, such as the Funds, whose business activity involves investment  or other  commitment in  securities  or other  obligations,  use the
Futures markets primarily to offset unfavorable  changes in value that may occur because of fluctuations  in the value of the securities and obligations  held or expected to be acquired by them.  Debtors and other  obligors also may hedge the interest cost of their obligations.  The speculator,  like the hedger, generally expects  neither to deliver nor to receive the financial  instrument  underlying the Futures Contract,  but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

The Fund's Futures  transactions  will be entered into for  traditional  hedging purposes;  that is, Futures  Contracts will be sold to protect against a decline in the price of  securities  that the Fund owns,  or Futures  Contracts  will be purchased to protect the Fund against an increase in the price of  securities it has committed to purchase or expects to purchase.

"Margin"  with respect to Futures  Contracts is the amount of funds that must be deposited by the Fund, in a segregated  account with the Fund's broker, in order to initiate Futures trading and to maintain the Fund's open positions in Futures
Contracts.  A Fund may also deposit margin with a futures  commission  merchant, rather  than  with its  custodian,  in  accordance  with  Rule  17f-6  under the
Investment  Company  Act. A margin  deposit  made when the  Futures  Contract is entered into ("initial  margin") is intended to assure the Fund's performance of the Futures Contract.  The margin required for a particular  Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly  from time to time by the exchange  during the term of the Futures
Contract.  Futures Contracts  customarily are purchased and sold on margins that may range  upward from less than 5% of the value of the Futures  Contract  being traded.

If the price of an open Futures  Contract  changes (by increase in the case of a sale or by decrease  in the case of a purchase)  so that the loss on the Futures
Contract  reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation").  If the value of a position  increases  because of favorable  price changes in the Futures  Contract so that the margin deposit exceeds the required margin,  however, the broker will pay the excess to the Fund. In computing daily net asset  values,  the Fund will mark to market the  current  value of its open
Futures  Contracts.  The Fund  expects  to earn  interest  income on its  margin deposits.

MUNICIPAL BOND INDEX FUTURES  CONTRACTS.  The Municipal Bond Fund may enter into municipal bond index futures contracts.  A municipal bond index futures contract is an  agreement  to take or make  delivery  of an amount  of cash  equal to the difference between the value of the index at the beginning and at the end of the contract period. In a substantial majority of these transactions,  the Fund will purchase such  securities  upon  termination of the futures  position but, under unusual  market  conditions,  a futures  position may be terminated  without the corresponding purchase of securities.

RISKS OF USING FUTURES  CONTRACTS.  The prices of Futures Contracts are volatile and are influenced,  among other things,  by actual and  anticipated  changes in interest rates,  which in turn are affected by fiscal and monetary  policies and national and international political and economic events.

There is a risk of imperfect  correlation  between  changes in prices of Futures
Contracts and prices of the securities in the Fund's portfolio being hedged. The degree of  imperfection  of  correlation  depends  upon  circumstances  such as:
variations in  speculative  market  demand for Futures and for debt  securities, including technical  influences in Futures trading;  and differences between the financial  instruments being hedged and the instruments  underlying the standard
Futures Contracts  available for trading,  with respect to interest rate levels, maturities,  and  creditworthiness of issuers. A decision of whether,  when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful  to some degree because of unexpected  market  behavior or interest rate trends.

Because  of the low  margin  deposits  required,  Futures  trading  involves  an extremely  high  degree of  leverage.  As a result,  a  relatively  small  price movement in a Futures Contract may result in immediate and substantial  loss, as well as gain, to the investor.  For example, if at the time of purchase,  10% of the value of the Futures  Contract is  deposited  as margin,  a  subsequent  10%
decrease in the value of the Futures  Contract  would  result in a total loss of the margin  deposit,  before any deduction  for the  transaction  costs,  if the account were then closed out. A 15%  decrease  would result in a loss of 150% of the original margin  deposit,  if the Contract were closed out. Thus, a purchase or sale of a Futures  Contract  may  result  in  losses in excess of the  amount invested  in the  Futures  Contract.  However,  the Fund  presumably  would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore,  in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient  assets to satisfy its obligations  under a Futures
Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash  and  liquid  securities  equal in  value  to the  current  value of the underlying instrument less margin deposit.

In the case of a Futures  contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase,  own the security  underlying the contract or hold a call option  permitting the Fund to purchase the same Futures
Contract  at a price no higher  than the  contract  price.  Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets.  As a result,  the commitment of a significant  portion  of the  Fund's  assets  to cover  could  impede  portfolio management or the Fund's  ability to meet  redemption  requests or other current obligations.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures
Contract  prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a Futures  Contract may vary either up or down from the previous day's settlement  price at the end of a trading session.  Once the daily limit has been reached in a particular  type of Futures  Contract,  no trades may be made on that day at a price  beyond  that  limit.  The daily limit governs only price movement  during a particular  trading day and therefore does not limit  potential  losses,  because the limit may prevent the  liquidation of unfavorable  positions.  Futures Contract prices  occasionally have moved to the daily  limit for  several  consecutive  trading  days with little or no trading, thereby  preventing prompt  liquidation of Futures positions and subjecting some
Futures traders to substantial losses.

OPTIONS  ON FUTURES  CONTRACTS.  Options on  Futures  Contracts  are  similar to options  on  securities  except  that  options  on  Futures  Contracts  give the purchaser  the right,  in return for the premium paid, to assume a position in a
Futures  Contract (a long position if the option is a call and a short  position if the option is a put),  rather than to purchase or sell the Futures  Contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option,  the  delivery of the Futures  position by the writer of the option to the holder of the option  will be  accompanied  by delivery of the accumulated  balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract,  at exercise,  exceeds
(in the  case of a call) or is less  than  (in the  case of a put) the  exercise price of the option on the Futures  Contract.  If an option is  exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the  difference  between the exercise price of the  option  and the  closing  level of the  securities  or index upon which the
Futures  Contracts are based on the expiration  date.  Purchasers of options who fail to exercise  their  options prior to the exercise date suffer a loss of the premium paid.

As an  alternative to purchasing  call and put options on Futures,  the Fund may purchase  call and put options on the  underlying  securities  themselves.  Such options  would be used in a manner  identical  to the use of  options on Futures
Contracts.

To reduce or eliminate  the leverage  then employed by the Fund, or to reduce or eliminate the hedge  position then currently held by the Fund, the Fund may seek to  close  out an  option  position  by  selling  an  option  covering  the same securities or contract and having the same exercise price and  expiration  date.
Trading in options on Futures Contracts began relatively  recently.  The ability to  establish  and close out  positions  on such  options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

SWAPS,  CAPS,  FLOORS AND  COLLARS -- The  Diversified  Income Fund and the High
Yield Fund may enter into interest rate,  total return and index swaps. The High
Yield Fund may also enter into the purchase or sale of related caps,  floors and collars.  A Fund usually will enter into  interest  rate swaps on a net basis if the contract so provides,  that is, the two payment  streams are netted out in a cash settlement on the payment date or dates  specified in the instrument,  with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes,  the Funds and the Investment  Manager believe that they do not constitute senior securities under the 1940 Act if appropriately  covered and,  thus,  will  not  treat  them  as  being  subject  to a  Fund's  borrowing restrictions.  A Fund will not enter into any swap, cap, floor,  collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured  long-term  debt rating of the  counterparty  combined with any credit enhancements  is rated at least A by Moody's or S&P or has an equivalent  rating from a nationally recognized statistical rating organization or is determined to be of equivalent  credit  quality by the Investment  Manager.  If a counterparty defaults,  a Fund may  have  contractual  remedies  pursuant  to the  agreements related to the transactions.  The swap market has grown  substantially in recent years, with a large number of banks and investment  banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which  standardized  documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

INDEX-BASED  INVESTMENT  COMPANIES -- High Yield Fund may invest in a variety of investment  companies that seek to track the  composition  and  performance of a specific index.  These index-based  investments hold  substantially all of their assets in securities representing their specific index, or a specific portion of an index.  Accordingly,  the main risk of  investing in  index-based  investment companies is the same as investing in a portfolio of securities  comprising  the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying  portfolio  securities and due to supply and demand for the  instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction  costs and because of the temporary unavailability  of certain  component  securities of the index.  To the extent a
Fund invests in other investment companies,  it will incur its pro rata share of the  underlying  investment  companies'  expenses.  In addition,  a Fund will be subject to the effects of business and  regulatory  developments  that affect an underlying investment company or the investment company industry generally.  The
Fund's  investment  in  shares  of other  investment  companies  may not  exceed immediately after purchase 10% of the Fund's total assets and no more than 5% of its total assets may be invested in the shares of any one investment company.

Examples of index-based  securities  include SPDRs (Standard & Poor's Depositary
Receipts), MidCap SPDRs, Select Sector SPDRs, DIAMONDS, and Nasdaq-100 Shares.

SPDRS are based on the Standard & Poor's 500 Composite  Stock Price Index.  They
are issued by the SPDR  Trust,  a unit  investment  trust  that holds  shares of substantially  all of the  companies in the S&P 500 Index in  substantially  the same  weighting  and seeks to closely track the price  performance  and dividend yield of the Index.

MIDCAP  SPDRS are based on the S&P  MidCap  400  Index.  They are  issued by the
MidCap SPDR Trust, a unit investment  trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in  substantially  the same  weighting  and  seeks to  closely  track  the price performance and dividend yield of the Index.

SELECT SECTOR SPDRS are based on a particular sector or group of industries that are represented by a specified  Select Sector Index within the Standard & Poor's
500 Composite Stock Price Index.  They are issued by The Select Sector Trust, an open-end  management  investment company with nine portfolios that each seeks to closely track the price  performance  and dividend yield of a particular  Select
Sector Index.

DIAMONDS are based on the Dow Jones Industrial  Average.  They are issued by the
DIAMONDS  Trust,  a unit  investment  trust  that holds a  portfolio  of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

NASDAQ - 100 Shares  are based on the  Nasdaq 100 Index.  They are issued by the
Nasdaq - 100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component  stocks of the Nasdaq - 100 Index and seeks to closely track the price performance and dividend yield of the Index.

EMERGING  COUNTRIES  -- Certain of the Funds may  invest in debt  securities  in emerging  markets.  Investing in  securities  in emerging  countries  may entail greater risks than investing in debt  securities in developed  countries.  These risks include (i) less social, political and economic stability;  (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent  volume  of  trading,  which  result in a lack of  liquidity  and in greater price volatility; (iii) certain national policies which may restrict the
Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed  structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN  INVESTMENT   RESTRICTIONS  --  Certain  countries  prohibit  or  impose substantial  restrictions on investments in their capital markets,  particularly their equity markets,  by foreign entities such as the Funds. As  illustrations, certain countries require governmental  approval prior to investments by foreign persons,  or limit the amount of investment  by foreign  persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of  certain  countries  may  restrict  investment  opportunities  in  issuers or industries deemed sensitive to national interests.  In addition,  some countries require governmental approval for the repatriation of investment income, capital or the  proceeds  of  securities  sales by  foreign  investors.  A Fund could be
adversely   affected  by  delays  in,  or  a  refusal  to  grant,  any  required governmental  approval for repatriation,  as well as by the application to it of other restrictions on investments.

POLITICAL AND ECONOMIC  RISKS -- Investing in  securities of non-U.S.  companies may  entail  additional  risks  due  to the  potential  political  and  economic
instability   of   certain   countries   and   the   risks   of   expropriation,
nationalization,  confiscation  or the  imposition  of  restrictions  on foreign investment  and on  repatriation  of  capital  invested.  In the  event  of such expropriation,  nationalization  or other  confiscation  by any country,  a Fund could lose its entire investment in any such country.

An investment  in a Fund which  invests in non-U.S.  companies is subject to the political and economic risks  associated  with  investments in foreign  markets.
Even though  opportunities  for  investment may exist in emerging  markets,  any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence  over  those  countries,  may halt the  expansion  of or  reverse  the
liberalization  of  foreign  investment   policies  now  occurring  and  thereby
eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large  quantities of real and personal  property  similar to the property  which will be  represented  by the  securities  purchased  by a Fund.  The  claims  of property owners against those governments were never finally settled.  There can be no assurance that any property  represented by securities purchased by a Fund will not also be expropriated,  nationalized,  or otherwise confiscated. If such confiscation  were to occur,  the Fund could lose a  substantial  portion of its investments  in such  countries.  The  Fund's  investments  would  similarly  be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which a Fund may invest may have vocal  minorities  that  advocate  radical  religious or  revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities  foreign to such country and could cause the loss of the Fund's investment in those countries.

NON-UNIFORM  CORPORATE  DISCLOSURE  STANDARDS  AND  GOVERNMENTAL  REGULATION  --
Foreign  companies are subject to accounting,  auditing and financial  standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular,  the assets, liabilities and profits appearing on the  financial  statements  of such a company may not  reflect its  financial position or results of  operations  in the way they would be reflected  had such financial  statements been prepared in accordance with U.S.  generally  accepted accounting principles. Most of the foreign securities held by a Fund will not be registered  with the SEC or  regulators  of any  foreign  country,  nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available  information  concerning foreign issuers of securities held by the Fund than is available  concerning  U.S.  issuers.  In  instances  where the financial  statements  of an issuer  are not deemed to  reflect  accurately  the financial  situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment,  which may include on-site inspection
of  the  issuer,   interviews  with  its  management  and   consultations   with
accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published  about U.S.  companies  and the U.S.  Government.  In addition,  where public  information is available,  it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their  prices  more  volatile  than  securities  of  comparable  U.S.
issuers.  In addition,  foreign  securities  exchanges and brokers generally are subject to less  governmental  supervision  and regulation than in the U.S., and
foreign  securities   exchange   transactions   usually  are  subject  to  fixed
commissions,  which  generally are higher than  negotiated  commissions  on U.S.
transactions.  In addition,  foreign  securities  exchange  transactions  may be subject to  difficulties  associated  with the settlement of such  transactions.
Delays in settlement  could result in temporary  periods when assets of the Fund are  uninvested  and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems could cause it to miss attractive opportunities.  Inability to dispose of a portfolio security due to  settlement  problems  either  could  result  in  losses  to the  Fund due to subsequent  declines  in value of the  portfolio  security  or,  if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.  The Investment  Manager will consider such  difficulties when determining the allocation of the Fund's assets.

NON-U.S.  WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

COSTS -- Investors  should  understand  that the expense ratio of the Funds that invest in  foreign  securities  can be  expected  to be higher  than  investment companies  investing in domestic  securities  since the cost of maintaining  the custody of foreign  securities  and the rate of advisory  fees paid by the Funds are higher.

EASTERN  EUROPE -- Changes  occurring  in Eastern  Europe and Russia today could have long-term potential  consequences.  As restrictions fall, this could result in rising  standards of living,  lower  manufacturing  costs,  growing  consumer spending, and substantial economic growth. However,  investment in the countries of Eastern Europe and Russia is highly  speculative at this time.  Political and economic  reforms  are too  recent  to  establish  a  definite  trend  away from centrally-planned economies and state owned industries. In many of the countries of Eastern  Europe and Russia,  there is no stock  exchange or formal market for
securities.   Such  countries  may  also  have  government   exchange  controls,
currencies  with  no  recognizable  market  value  relative  to the  established currencies of western  market  economies,  little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure  to handle such  trading,  and a legal  tradition  which does not recognize  rights in private  property.  In addition,  these  countries may have national  policies which restrict  investments in companies  deemed sensitive to the country's national interest.

AMERICAN  DEPOSITARY  RECEIPTS (ADRS) -- The High Yield Fund may invest in ADRs.
ADRs are  dollar-denominated  receipts issued  generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities.  ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should  consider  carefully  the  substantial  risks  involved in  investing  in securities issued by companies of foreign nations,  which are in addition to the
usual  risks  inherent  in  domestic   investments.   See  "Foreign   Investment
Restrictions," above.

INVESTMENT POLICY LIMITATIONS

Each of the Funds operate within certain fundamental policies. These fundamental policies  may not be changed  without  the  approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the  outstanding  shares of the Fund are present or represented by  proxy,  or  (ii)  more  than  50%  of a  Fund's  outstanding  shares.  Other restrictions  in the form of  operating  policies  are  subject to change by the
Fund's  Board  of  Directors  without  shareholder   approval.   Any  investment
restrictions that involve a maximum percentage of securities or assets shall not be  considered  to be  violated  unless an  excess  over the  percentage  occurs immediately  after, and is caused by, an acquisition of securities or assets of, or  borrowings  by,  the  Fund.  Calculation  of the  Fund's  total  assets  for compliance  with any of the following  fundamental or operating  policies or any other investment restrictions set forth in the Fund's Prospectus or Statement of
Additional  Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

  1.  PERCENT  LIMIT ON ASSETS  INVESTED IN ANY ONE  ISSUER.  Not to invest more than 5% of its total  assets in the  securities  of any one issuer  (other than obligations of, or guaranteed by, the U.S.  Government,  its agencies or  instrumentalities);  provided,  that this limitation applies only with respect to 75% of a Fund's total assets.

  2.  PERCENT  LIMIT ON SHARE  OWNERSHIP  OF ANY ONE  ISSUER.  Not to purchase a security  if, as a result,  with respect to 75% of the value of the Fund's total assets,  more than 10% of the outstanding  voting  securities of any one issuer  would be held by the Fund  (other than  obligations  issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

  3.  UNDERWRITING.  Not to act as underwriter  of securities  issued by others, except to the extent that a Fund may be considered an  underwriter  within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  4.  INDUSTRY CONCENTRATION.  Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular industry (other
      than    securities   of   the   U.S.    Government,    its   agencies   or
      instrumentalities).

  5.  REAL  ESTATE.  Not to purchase or sell real  estate  unless  acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real  estate  or  securities  of  companies  engaged  in the  real  estate business).

  6.  COMMODITIES.  Not to purchase or sell physical commodities,  except that a
      Fund may enter into futures contracts and options thereon.

  7.  LOANS.  Not to lend any  security  or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except  (i)  through  the  purchase  of a  portion  of an  issue  of  debt securities in accordance  with its investment  objective and policies,  or
      (ii) by  engaging  in  repurchase  agreements  with  respect to  portfolio securities.

  8.  BORROWING. Not to borrow in excess of 33 1/3% of the Fund's total assets.

  9.  SENIOR  SECURITIES.  Not to issue senior  securities,  except as permitted under the Investment Company Act of 1940.

MUNICIPAL BOND FUND. The  following fundamental policy applies only to Municipal
Bond Fund:

10.   TAX-EXEMPT  SECURITIES.  Not to invest  less than 80% of its net assets in securities  which are exempt from regular federal income tax but which may be subject to  alternative  minimum tax,  except for  temporary  defensive purposes.

The Diversified Income and High Yield Funds interpret  Fundamental Policy (5) to prohibit the purchase of real estate limited partnerships.

For  purposes  of  Fundamental  Policies  (2) and (4) above,  each  governmental subdivision,  i.e.,  state,  territory,  possession  of the United States or any political subdivision of any of the foregoing, including agencies,  authorities, instrumentalities,  or similar entities, or of the District of Columbia shall be considered a separate  issuer if its assets and revenues are separate from those of the governmental  body creating it and the security is backed only by its own assets and revenues.  Further, in the case of an industrial development bond, if the  security  is backed only by the assets and  revenues of a  non-governmental user, then such  non-governmental  user will be deemed to be the sole issuer. If an industrial  development bond or government issued security is guaranteed by a governmental  or other  entity,  such  guarantee  would be considered a separate security  issued by the guarantor.  For the purpose of  Fundamental  policy (4), industries are determined by reference to the  classifications of industries set forth in the Funds' semiannual and annual reports.

For Cash  Fund,  Fundamental  Policy  (4) does not apply to  investment  in bank obligations.

OPERATING POLICIES -- The operating policies of the Funds are:

  1.  LOANS.  The Funds  may not lend  assets  other  than  securities  to other parties.  (This  limitation does not apply to purchases of debt securities or to repurchase agreements.)

  2.  BORROWING.  The Funds may not borrow money or securities  for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes.  Cash Fund may not purchase  securities  while  borrowings  equal to 5% or more of its  total assets are outstanding.

  3.  OPTIONS. The Funds, other than Cash Fund, may buy and sell exchange-traded and  over-the-counter  put and  call  options,  including  index  options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.  Cash
      Fund will not invest in puts, calls, or any combination thereof.

  4.  OIL AND GAS PROGRAMS. The Funds may not invest in oil, gas, mineral leases or other mineral exploration or development programs.

  5.  INVESTMENT COMPANIES.  Except in connection with a merger,  consolidation, acquisition, or reorganization,  the Funds may not invest in securities of other  investment  companies,  except in  compliance  with the  Investment
      Company Act of 1940.

DIVERSIFIED INCOME, HIGH  YIELD AND CASH FUNDS. The following operating policies apply only to the foregoing Funds:

  6.  OPERATING  HISTORY.  The Funds may not invest in  securities  of an issuer that,  together with any predecessor,  has been in operation for less than three years if, as a result,  more than 5% of the total assets of the Fund would then be invested in such  securities;  provided that this  operating policy does not apply to High Yield Fund.

  7.  CONTROL OF PORTFOLIO COMPANIES.  The Funds may not invest in companies for the purpose of exercising management or control.

MUNICIPAL BOND AND CASH FUNDS. The following operating  policies apply  only  to
Municipal Bond and Cash Funds:

  8.  SHORT SALES.  The Funds may not sell securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

  9.  MARGIN. The Funds do not intend to purchase  securities on margin,  except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with  futures  contracts  and  options  on  futures  contracts  shall  not constitute purchasing securities on margin.

CASH FUND. The following operating policies apply only to Cash Fund:

  10. PERMISSIBLE  SECURITIES.  Cash Fund may not purchase securities other than
      U.S. Government securities, bank obligations and corporate obligations.

  11. FUTURES. Cash Fund may not purchase futures contracts or options thereon.

OFFICERS AND DIRECTORS

The officers and directors of the Funds and their  principal  occupations for at least the last five years are as follows.

NAME, ADDRESS, POSITIONS HELD  WITH THE  FUNDS AND PRINCIPAL OCCUPATIONS  DURING
THE PAST FIVE YEARS

DONALD A. CHUBB, JR.** (55)
---------------------------
(Birth Date:  December 14, 1946)
2222 SW 29th Street, Topeka, Kansas 66611
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and  qualified  LENGTH OF TIME  SERVED--since  1994  PRINCIPAL
OCCUPATIONS--Business broker, Griffith & Blair Realtors. Prior to 1997, Manager,
Star Sign, Inc.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDSSM COMPLEX--40

PENNY A. LUMPKIN** (62)
-----------------------
(Birth Date:  August 20, 1939)
3616 Canterbury Town Road, Topeka, Kansas 66610
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1993
PRINCIPAL  OCCUPATIONS--President,  Vivian's Gift Shop (Corporate Retail).  Vice
President,   Palmer   Companies,   Inc.  (Small  Business  and  Shopping  Center
Development),  and Bellairre  Shopping Center  (Managing and Leasing);  Partner,
Goodwin  Enterprises  (Retail),  PLB (Real Estate Equipment  Leasing),  and Town
Crier (Retail). Prior to 1999, Vice President and Treasurer,  Palmer News, Inc.;
Vice President, M/S News, Inc. and Secretary, Kansas City Periodicals.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

MARK L. MORRIS, JR.** (68)
--------------------------
(Birth Date:  February 3, 1934)
5500 SW 7th Street, Topeka, Kansas 66606
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and  qualified
LENGTH OF TIME  SERVED--since  1991
PRINCIPAL OCCUPATIONS-- Independent Investor, Morris Co. (personal investments).
Former  General  Partner,  Mark  Morris  Associates   (Veterinary  Research  and
Education).
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

MAYNARD F. OLIVERIUS (58)
-------------------------
(Birth Date:  December 18, 1943)
1500 SW 10th Avenue, Topeka, Kansas 66604
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and  qualified
LENGTH OF TIME  SERVED--since  1998
PRINCIPAL  OCCUPATIONS--President  and Chief  Executive  Officer,  Stormont-Vail
HealthCare.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

The following  officers and directors are interested persons of the Fund. Unless otherwise noted, the address of each of the following  officers and directors is
One Security Benefit Place, Topeka, Kansas 66636-0001.

JOHN D. CLELAND* (66)
---------------------
(Birth Date:  May 1, 1936)
POSITION HELD WITH THE FUND--Chairman of the Board and Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1991 (Director) and since February,  2000 (Chairman of the Board)
PRINCIPAL OCCUPATIONS--Senior Vice President and Managing Member Representative,
Security Management Company, LLC; Senior Vice President, Security Benefit Group,
Inc. and Security Benefit Life Insurance  Company,  Director and Vice President,
Security Distributors, Inc.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

JAMES R. SCHMANK* (49)
----------------------
(Birth Date:  February 21, 1953)
POSITION HELD WITH THE FUND--President and Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH  OF  TIME  SERVED--since   1997  (Director)  and  since  February,   2000
(President)
PRINCIPAL  OCCUPATIONS--President  and Managing Member Representative,  Security
Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and
Security Benefit Life Insurance Company, Director, Security Distributors, Inc.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--40

AMY J. LEE (40)
---------------
(Birth Date:  June 5, 1961)
POSITION HELD WITH THE FUND--Secretary
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and  qualified
LENGTH OF TIME  SERVED--since  1987
PRINCIPAL OCCUPATIONS--Secretary,  Security Management Company, LLC and Security
Distributors,  Inc.,  Vice  President,  Associate  General Counsel and Assistant
Secretary,  Security  Benefit  Group,  Inc. and Security  Benefit Life Insurance
Company.

BRENDA M. HARWOOD (38)
----------------------
(Birth Date:  November 3, 1963)
POSITION HELD WITH THE FUND--Treasurer
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May, 1998
PRINCIPAL   OCCUPATIONS--Assistant   Vice  President  and  Treasurer,   Security
Management Company, LLC; Assistant Vice President,  Security Benefit Group, Inc.
and Security  Benefit Life  Insurance  Company,  Vice  President  and  Director,
Security Distributors, Inc.

STEVEN M. BOWSER (42)
---------------------
(Birth Date:  February 11, 1960)
POSITION HELD WITH THE FUND--Vice President (Income Fund only)
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May, 1998
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
Management Company,  LLC; Security Benefit Group, Inc. and Security Benefit Life
Insurance Company.

DAVID G. TOUSSAINT (35)
-----------------------
(Birth Date:  October 10, 1966)
POSITION HELD WITH THE FUND--Vice President (Income Fund only)
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May, 2001
PRINCIPAL  OCCUPATIONS--Assistant Vice President and Portfolio Manager, Security
Management Company,  LLC, Security Benefit Group, Inc. and Security Benefit Life
Insurance Company.

CHRISTOPHER L. PHALEN (31)
--------------------------
(Birth Date:  November 9, 1970)
POSITION HELD WITH THE FUND--Vice President (Income Fund only)
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May, 2002
PRINCIPAL  OCCUPATIONS--Assistant Vice President and Portfolio Manager, Security
Management Company,  LLC, Security Benefit Group, Inc. and Security Benefit Life
Insurance Company.

CHRISTOPHER D. SWICKARD (36)
----------------------------
(Birth Date:  October 9, 1965)
POSITION HELD WITH THE FUND--Assistant Secretary
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May, 1996
PRINCIPAL  OCCUPATIONS--Assistant  Secretary,  Security Management Company, LLC;
Second Vice President and Assistant  Counsel,  Security Benefit Group,  Inc. and
Security Benefit Life Insurance Company.

  *These directors are deemed to be "interested  persons" of the Funds under the
   Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These  directors  serve on the Funds'  joint audit  committee,  the purpose of which is to meet with the  independent  auditors,  to review  the work of the auditors,  and to oversee the handling by Security Management Company, LLC of the accounting functions for the Funds.

The  officers of the Funds hold  identical  offices with each of the other Funds managed by the Investment Manager,  except Messrs. Bowser, Phalen and Toussaint, who are also Vice  Presidents  only of SBL Fund. The directors of the Funds also serve as directors of each of the other Funds managed by the Investment Manager.
See the table under "Investment Management," page 40, for positions held by such persons with the Investment  Manager.  Ms. Lee holds  identical  offices for the
Distributor  (Security  Distributors,  Inc.).  Messrs.  Cleland  and Schmank and
Harwood are also directors of the  Distributor.  Mr. Cleland is Vice  President,
and Ms. Harwood is Vice President of the Distributor.

REMUNERATION OF
DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the
Funds,  receive from each Fund an annual  retainer of $2,083 and a fee of $3,000 per  meeting,  plus  reasonable  travel  costs,  for each  meeting  of the board attended.  In addition,  certain  directors  who are members of the Funds' joint audit committee  receive a fee of $1,500 per meeting and reasonable travel costs for each  meeting  of the Funds'  audit  committee  attended.  The  meeting  fee
(including   the  audit   committee   meeting)   and   travel   costs  are  paid
proportionately  by each of the seven registered  investment  companies to which the Adviser provides investment advisory services  (collectively,  the "Security
Fund Complex") based on the Fund's net assets.

The Funds do not pay any fees to, or reimburse  expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors  during the fiscal year ended  December 31,
2001,  and the  aggregate  compensation  paid to  each of the  directors  during calendar  year  2001  by  the  Security  Fund  Complex,  are  set  forth  in the accompanying  chart.  Each of the  directors  is a director of each of the other registered investment companies in the Security Fund Complex.

------------------------------------------------------------------------------------------

                                                                                 TOTAL
                                         PENSION OR RETIREMENT               COMPENSATION
                                          BENEFITS ACCRUED AS    ESTIMATED     FROM THE
              AGGREGATE COMPENSATION     PART OF FUND EXPENSES     ANNUAL    SECURITY FUND
NAME OF      -------------------------  -----------------------   BENEFITS     COMPLEX,
DIRECTOR     INCOME  MUNICIPAL   CASH   INCOME  MUNICIPAL  CASH     UPON       INCLUDING
OF THE FUND   FUND   BOND FUND   FUND    FUND   BOND FUND  FUND  RETIREMENT    THE FUNDS
------------------------------------------------------------------------------------------
Donald A.
Chubb, Jr.   $3,575   $3,575    $3,575    $0       $0       $0       $0         $42,900
------------------------------------------------------------------------------------------
John D.
Cleland           0        0         0     0        0        0        0               0
------------------------------------------------------------------------------------------
Penny A.
Lumpkin       3,575    3,575     3,575     0        0        0        0          42,900
------------------------------------------------------------------------------------------
Mark L.
Morris, Jr.   3,575    3,575     3,575     0        0        0        0          42,900
------------------------------------------------------------------------------------------
Maynard
Oliverius     2,588    2,588     2,588     0        0        0        0          37,300
------------------------------------------------------------------------------------------
James R.
Schmank           0        0         0     0        0        0        0               0

------------------------------------------------------------------------------------------

As  of  March  14,  2002,  the  Funds'  officers  and  directors  (as  a  group)
beneficially  owned  less  than 1% of the  total  outstanding  Class A shares of
Diversified  Income,  High Yield and Municipal Bond Funds.  Cash Fund's officers and  directors  (as a  group)  beneficially  owned  less  than  1% of the  total outstanding  shares  as of  March  14,  2002.  None of the  Funds'  officers  or directors owned any Class of shares of the Funds other than Class A.

PRINCIPAL HOLDERS OF SECURITIES

As of March 14, 2002, Security Benefit Group, Inc. ("SBG"), One Security Benefit
Place, Topeka, Kansas, 66636-0001, owned, of record and beneficially, 60% of the voting  securities  of High  Yield  Fund (55% of the total  outstanding  Class A shares  and 72% of the  total  outstanding  Class B  shares).  SBG's  percentage ownership of High Yield Fund may permit SBG to  effectively  control the outcome of any  matters  submitted  to a vote of  shareholders  of this fund.  SBG is an insurance  and  financial  services  holding  company  wholly-owned  by Security
Benefit Life Insurance  Company  ("SBL"),  One Security  Benefit Place,  Topeka,
Kansas 66636-0001. SBG and SBL are incorporated under the laws of Kansas. SBG is ultimately  controlled by Security Benefit Mutual Holding Company,  One Security
Benefit Place,  Topeka,  Kansas  66636-0001,  a mutual holding company organized under the laws of Kansas.

As of March 14, 2002, the following  entities owned, of record and beneficially,
5% or more of a class of a Fund's outstanding securities:

-------------------------------------------------------------
NAME OF SHAREHOLDER              FUND     CLASS   PERCENTAGE
                                 OWNED     OWNED    OWNED
-------------------------------------------------------------
Security Financial            Diversified Class A      5.20
Resources, Inc.                 Income    Class C     28.52
Topeka, KS
-------------------------------------------------------------
                              High Yield  Class A     10.84
                                          Class C     55.89
-------------------------------------------------------------
Capitol Federal Foundation    Diversified Class A      8.18
Topeka, KS                      Income
-------------------------------------------------------------
Norma J. Plonkey              Diversified Class C      5.36
Sterling Heights, MI            Income
-------------------------------------------------------------
David Lockhart                Diversified Class S     26.90
Orlando, FL                     Income
-------------------------------------------------------------
Francine Faraldo              Diversified Class S     44.28
Bangor, PA                      Income
-------------------------------------------------------------
SBL Employee Pension Plan     High Yield  Class A     12.98
Topeka, KS
-------------------------------------------------------------
George and Gail Goldberg      High Yield  Class C      9.77
Tamarac, FL
-------------------------------------------------------------
Donaldson, Lufkin &           High Yield  Class C      5.29
Jenrette, for the benefit of
the customers
Jersey City, NJ
-------------------------------------------------------------
Margaret C. Lyddon Trust       Municipal  Class B     13.33
Kansas City, MO                  Bond
-------------------------------------------------------------
Speakes Living Trust           Municipal  Class B     10.27
Prescott, KS                     Bond
-------------------------------------------------------------
Thomas and Regina Irvine       Municipal  Class B     14.00
Manhattan, KS                    Bond
-------------------------------------------------------------
Ollie M. Boyer                 Municipal  Class B      7.89
Statesville, NC                  Bond
-------------------------------------------------------------
Bernice B. Schickling          Municipal  Class B     26.46
Revocable Trust                  Bond
Mt. Dora, FL
-------------------------------------------------------------
Jeanette Westphal             Diversified Class S     25.31
Shawnee, KS                     Income
-------------------------------------------------------------

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2001, the directors of the Funds beneficially owned shares of the Funds in the  dollar  ranges  set forth  below and also  beneficially  owned shares of other  mutual  funds in the  family of mutual  funds  overseen  by the directors in the dollar ranges set forth below:

-------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR
                                                                          RANGE OF EQUITY
                                                                            SECURITIES IN
                                                                           ALL REGISTERED
                                                                             INVESTMENT
                                                                           COMPANIES OVER-
                                                                           SEEN BY DIRECTOR
                                                     DOLLAR RANGE OF        IN FAMILY OF
NAME OF                                             EQUITY SECURITIES        INVESTMENT
DIRECTOR             NAME OF FUND                        IN FUND             COMPANIES
-------------------------------------------------------------------------------------------
Donald A.        Security Equity Fund(R),                                         over
Chubb, Jr.        Select 25 Series                   $10,001-$50,000            $100,000
-------------------------------------------------------------------------------------------
                 Security Ultra Fund                 $10,001-$50,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Equity Series                      $10,001-$50,000
-------------------------------------------------------------------------------------------
                 Security Growth and
                  Income Fund(R)                        $1-$10,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Global Series                      $10,001-$50,000
-------------------------------------------------------------------------------------------
                 Security Income Fund,                  $1-$10,000
                 Diversified Income Series
-------------------------------------------------------------------------------------------
                 Security Cash Fund                     $1-$10,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Total Return Series                $10,001-$50,000
-------------------------------------------------------------------------------------------
                 SBL Fund, Large Cap
                  Value Series                            $1-$10,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,               $50,001-$100,000
                 Social Awareness Series
-------------------------------------------------------------------------------------------
Penny A.         Security Equity Fund,                                          $50,001-
Lumpkin           Select 25 Series                   $10,001-$50,000            $100,000
-------------------------------------------------------------------------------------------
                 Security Ultra Fund                    $1-$10,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Equity Series                      $10,001-$50,000
-------------------------------------------------------------------------------------------
                 Security Growth and
                  Income Fund                           $1-$10,000
-------------------------------------------------------------------------------------------
                 Security Municipal
                  Bond Fund                             $1-$10,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Global Series                      $10,001-$50,000
-------------------------------------------------------------------------------------------
                 Security Income Fund,                  $1-$10,000
                 Diversified Income Series
-------------------------------------------------------------------------------------------
                 Security Cash Fund                     $1-$10,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Mid Cap Value Series                  $1-10,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,                  $1-$10,000
                  Large Cap Value Series
-------------------------------------------------------------------------------------------
Mark L.          Security Income Fund,               $10,001-$50,000               over
Morris, Jr.       Diversified Income Series                                     $100,000
-------------------------------------------------------------------------------------------
                 Security Ultra Fund                  over $100,000
-------------------------------------------------------------------------------------------
Maynard          Security Cash Fund                   over $100,000                over
Oliverius                                                                       $100,000
-------------------------------------------------------------------------------------------

The following  directors who are "interested  persons" of the Funds beneficially owned  shares  of the  Funds in the  dollar  ranges  set  forth  below  and also beneficially  owned  shares of other  mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

-------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR
                                                                          RANGE OF EQUITY
                                                                            SECURITIES IN
                                                                           ALL REGISTERED
                                                                             INVESTMENT
                                                                           COMPANIES OVER-
                                                                           SEEN BY DIRECTOR
                                                     DOLLAR RANGE OF        IN FAMILY OF
NAME OF                                             EQUITY SECURITIES        INVESTMENT
DIRECTOR             NAME OF FUND                        IN FUND             COMPANIES
-------------------------------------------------------------------------------------------
John D.
Cleland          Security Equity Fund,                                            Over
                  Equity Series                      $50,001-$100,000           $100,000
-------------------------------------------------------------------------------------------
                 Security Growth and
                  Income Fund                        $10,001-$50,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Select 25 Series                     over $100,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Mid Cap Value Series               $50,001-$100,000
-------------------------------------------------------------------------------------------
                 Security Cash Fund                     $1-$10,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,               $10,001-$50,000
                 Small Cap Growth Series
-------------------------------------------------------------------------------------------
James R.                                                                          Over
Schmank          Security Ultra Fund                 $50,001-$100,000           $100,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Equity Series                       Over $100,000
-------------------------------------------------------------------------------------------
                 Security Cash Fund                  $10,001-$50,000
-------------------------------------------------------------------------------------------
                 Security Equity Series,                $1-$10,000
                 Mid Cap Value Series
-------------------------------------------------------------------------------------------
                 Security Equity Series,
                  Small Cap Growth Series               $1-$10,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Select 25 Series                   $10,001-$50,000
-------------------------------------------------------------------------------------------
                 Security Equity Fund,                  $1-$10,000
                 Large Cap Growth Series
-------------------------------------------------------------------------------------------
                 Security Equity Fund,
                  Technology Series                  $10,001-$50,000

-------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

As discussed below,  shares of Diversified Income, High Yield and Municipal Bond
Funds may be purchased  with either a front-end  or  contingent  deferred  sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders.

Effective  May 1, 2002,  Class S shares are no longer  available  for  purchase.
Effective on or about June 4, 2002 (the  "Exchange  Date"),  each of Diversified
Income Fund and High Yield Fund will exchange its outstanding Class S shares for
Class C shares  of the  Fund.  (The  charges  applicable  to Class C and Class S shares are identical  except for the  contingent  deferred sales charge which is applicable  only to Class S shares.) As a result of the  exchange,  each Class S shareholder  will become a Class C  shareholder  of the same Fund.  Each Class S shareholder  immediately  after the exchange  will hold Class C shares having an aggregate  value equal to the aggregate value of the Class S shares held by that shareholder  as of the close of  business  on the  business  day  preceding  the
Exchange Date.

As a convenience to investors and to save operating  expenses,  the Funds do not issue certificates for Fund shares.

DIVERSIFIED   INCOME,   HIGH  YIELD  AND   MUNICIPAL   BOND  FUNDS  --  Security
Distributors,  Inc. (the  "Distributor"),  One Security  Benefit Place,  Topeka,
Kansas, a wholly-owned  subsidiary of Security Benefit Group, Inc., is principal underwriter  for  Diversified  Income,  High  Yield and  Municipal  Bond  Funds.
Investors may purchase shares of these Funds through  authorized dealers who are members of the National  Association  of Securities  Dealers,  Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the
Funds  available to their  customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an  Accumulation  Plan which allows a minimum  initial  purchase  of  $100  and  subsequent  purchases  of  $20.  (See
"Accumulation  Plan,"  page  40.)  An  application  may  be  obtained  from  the
Distributor.

Orders for the  purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next  determined  after  receipt of the order in proper form by the  Distributor  (generally  as of the close of the
Exchange on that day) plus the sales charge in the case of Class A shares of the
Funds.  Orders  received  by  dealers or other  firms  prior to the close of the
Exchange and received by the Distributor  prior to the close of its business day will be  confirmed  at the  offering  price  effective  as of the  close  of the
Exchange on that day.  Dealers and other financial  services firms are obligated to transmit orders promptly.

ALTERNATIVE  PURCHASE  OPTIONS --  Diversified  Income  Fund and High Yield Fund
offer four classes of shares,  Class A, Class B, Class C and Class S.  Municipal
Bond Fund offers two classes of shares, Class A and Class B.

CLASS A SHARES -- FRONT-END  LOAD  OPTION.  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed  (except that shares sold in an amount of  $1,000,000  or more without a front-end  sales charge will be subject to a contingent  deferred sales charge of 1% for one year).  See Appendix A for a discussion of "Rights of
Accumulation"  and "Statement of  Intention,"  which options may serve to reduce the front-end sales charge.

CLASS B SHARES -- BACK-END LOAD OPTION.  Class B shares are sold without a sales charge at the time of  purchase,  but are subject to a deferred  sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

CLASS C SHARES -- LEVEL LOAD  OPTION.  Class C shares  are sold  without a sales charge at the time of purchase,  but are subject to a contingent  deferred sales charge if they are redeemed within one year of the date of purchase.

CLASS S SHARES -- FLEXIBLE LOAD OPTION.  Effective  May 1, 2002,  Class S shares are no longer available for purchase. See "Buying Shares" above for a discussion of the exchange of outstanding  Class S shares for Class C shares that will take place on or about June 4, 2002.  Class S shares are sold  without a sales charge at the time of purchase,  but are subject to a deferred sales charge if they are redeemed  within  seven  years of the date of  purchase.  Class S shares  do not convert to another class of shares after a specified number of years.

The decision as to which class is more beneficial to an investor  depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of  distribution  at the time of  investment,  rather than spreading such cost over  time,  might  consider  Class A shares.  Other  investors  might consider Class B, Class C or Class S shares,  in which case 100% of the purchase price is invested  immediately,  depending on the amount of the purchase and the intended length of investment.

Dealers or others receive  different  levels of compensation  depending on which class of shares they sell.

CLASS A SHARES -- Class A shares of Diversified Income, High Yield and Municipal
Bond Funds are  offered  at net asset  value  plus an  initial  sales  charge as follows:

--------------------------------------------------------------------------------
                                            SALES CHARGE
                             ---------------------------------------------------
                               APPLICABLE
AMOUNT OF                      PERCENTAGE        PERCENTAGE OF        PERCENTAGE
PURCHASE AT                    OF OFFERING        NET AMOUNT         REALLOWABLE
OFFERING PRICE                   PRICE             INVESTED           TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000 ............   4.75%               4.99%               4.00%
$50,000 but less
   than $100,000 .............   3.75                3.90                3.00
$100,000 but less
   than $250,000 .............   2.75                2.83                2.20
$250,000 but less
   than $1,000,000 ...........   1.75                1.78                1.40
$1,000,000 or more ...........   None                None            (See below)
--------------------------------------------------------------------------------

Purchases of Class A shares of these Funds in amounts of  $1,000,000 or more are at net asset value  (without a sales  charge),  but are subject to a  contingent deferred sales charge of 1% in the event of redemption within one year following purchase.  For a  discussion  of  the  contingent  deferred  sales  charge,  see
"Calculation  and Waiver of  Contingent  Deferred  Sales  Charges"  page 37. The
Distributor  will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to  $10,000,000,  and .10% on any  amount of  $10,000,000  or more.  The
Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible  for  purchases of $500,000 or more by certain  retirement  plans as described under "Purchases at Net Asset Value" in the prospectus. Such purchases may  be  subject  to a  deferred  sales  charge  of up to 1% in the  event  of a redemption within one year of the purchase.

SECURITY  INCOME AND  MUNICIPAL  BOND FUNDS'  CLASS A  DISTRIBUTION  PLANS -- As
discussed  in the  Prospectus,  each  of  Diversified  Income,  High  Yield  and
Municipal Bond Funds has a Distribution  Plan for its Class A shares pursuant to
Rule 12b-1 under the Investment  Company Act of 1940. Each Plan authorizes these
Funds to pay an annual fee to the  Distributor  of .25% of the average daily net asset  value of the Class A shares of each Fund to  finance  various  activities relating to the  distribution  of such shares of the Funds to  investors.  These expenses include, but are not limited to, the payment of compensation (including
compensation  to  securities  dealers  and  other  financial   institutions  and
organizations)  to obtain various  administrative  services for each Fund. These services  include,  among  other  things,  processing  new  shareholder  account applications  and serving as the primary  source of  information to customers in answering  questions  concerning each Fund and their transactions with the Fund.
The Plans  may also be used to pay for  sub-administration  and/or  sub-transfer agency services  provided for the benefit of the Funds.  The Distributor is also authorized to engage in advertising,  the preparation and  distribution of sales literature  and  other  promotional  activities  on  behalf  of each  Fund.  The
Distributor  is required to report in writing to the Board of  Directors  of the
Funds with a Plan and the board will review at least  quarterly  the amounts and purpose of any payments made under such Plans.  The Distributor is also required to furnish the board with such other  information as may reasonably be requested in order to enable the board to make an informed determination of whether a Plan should be continued.

For Income Fund, the Plan became effective on August 15, 1985, as to Diversified
Income Fund and was adopted  with respect to the High Yield Fund on May 3, 1996.
For Municipal  Bond Fund,  the Plan became  effective on May 1, 1998.  Each Plan will continue from year to year,  provided that such  continuance is approved at least  annually by a vote of a majority of the Board of  Directors of each Fund, including a majority of the  independent  directors  cast in person at a meeting called  for the  purpose  of  voting on such  continuance.  The Plan can also be terminated  at any  time on 60  days'  written  notice,  without  penalty,  if a majority of the  disinterested  directors  or the Class A  shareholders  vote to terminate the Plan.  Any agreement  relating to the  implementation  of the Plan terminates  automatically  if it is  assigned.  The Plans may not be  amended to increase  materially the amount of payments  thereunder  without approval of the
Class A shareholders of the Funds.

Because  all amounts  paid  pursuant  to the  Distribution  Plan are paid to the
Distributor,  the Investment Manager and its officers,  directors and employees, including  Messrs.  Cleland and Schmank  (directors of the Fund) and Ms. Lee and
Ms.  Harwood  (officers  of the  Fund),  all may be  deemed  to have a direct or indirect  financial  interest in the operation of the Distribution Plan. None of the  independent  directors has a direct or indirect  financial  interest in the operation of the Distribution Plan.

Benefits  from  the  Distribution  Plan  may  accrue  to  the  Funds  and  their shareholders  from the  growth  in assets  due to sales of shares to the  public pursuant to the Distribution  Agreement with the  Distributor.  Increases in the
Diversified  Income,  High Yield and Municipal Bond Funds' net assets from sales pursuant to its  Distribution  Plan and  Agreement may benefit  shareholders  by reducing per share expenses,  permitting  increased  investment  flexibility and diversification of the Fund's assets, and facilitating economies of scale (E.G., block purchases) in the Fund's securities transactions.

Distribution  fees paid by Class A shareholders  of Diversified  Income and High
Yield Funds to the  Distributor  under the Plan for the year ended  December 31,
2001  totaled  $164,549.  In  addition,  $84,731  was carried  forward  from the previous plan year.  Approximately $102,347 of this amount was paid as a service fee to broker/dealers and $24,151 was spent on promotions,  resulting in a carry forward amount of $122,782 going into the 2002 plan year. Distribution fees paid by Class A shareholders of Municipal Bond Fund to the Distributor under the Plan for the year ended December 31, 2001 totaled  $43,445.  In addition,  $2,683 was carried  forward  from the  previous  plan year.  Approximately  $33,780 of this amount  was paid as a  service  fee to  broker/dealers  and  $343  was  spent on promotions,  resulting in a carry forward  amount of $12,005 going into the 2002 plan year.  Promotional  expense may consist of many different  things including amounts reimbursed to dealers for expenses (primarily travel, meals and lodging)
incurred in connection with attendance by their  representatives  at educational meetings,  other costs  associated  with such  educational  meetings and premium items.  The  Distributor  may engage the services of an  affiliated  advertising
agency   for   advertising,   preparation   of  sales   literature   and   other
distribution-related activities.

CLASS B SHARES -- Class B shares of Diversified Income, High Yield and Municipal
Bond Funds are offered at net asset value, without an initial sales charge. With certain  exceptions,  these Funds may impose a deferred  sales  charge on shares redeemed within five years of the date of purchase.  No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder.  The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge will depend on the number of years since the shareholder  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

---------------------------------------------------
  YEAR SINCE PURCHASE        CONTINGENT DEFERRED
   PAYMENT WAS MADE             SALES CHARGE
---------------------------------------------------
         First                       5%
---------------------------------------------------
        Second                       4%
---------------------------------------------------
         Third                       3%
---------------------------------------------------
        Fourth                       3%
---------------------------------------------------
         Fifth                       2%
---------------------------------------------------
  Sixth and Following                0%
---------------------------------------------------

Class B shares (except shares  purchased  through the  reinvestment of dividends and other  distributions  with  respect  to Class B shares)  will  automatically convert on the eighth  anniversary  of the date such  shares were  purchased  to
Class A shares which are subject to a lower  distribution  fee.  This  automatic conversion of Class B shares will take place  without  imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment
Manager.)  All shares  purchased  through  reinvestment  of dividends  and other distributions  with respect to Class B shares  ("reinvestment  shares")  will be considered  to be held in a  separate  subaccount.  Each time any Class B shares
(other than those held in the subaccount)  convert to Class A shares, a pro rata portion of the  reinvestment  shares held in the subaccount will also convert to
Class A shares.  Class B shares so  converted  will no longer be  subject to the higher  expenses borne by Class B shares.  Because the net asset value per share of the Class A shares  may be higher or lower than that of the Class B shares at the  time  of  conversion,  although  the  dollar  value  will  be the  same,  a shareholder  may receive  more or less Class A shares than the number of Class B shares  converted.  Under  current  law,  it is the Funds'  opinion  that such a conversion  will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case,  the Board of Directors will consider what action,  if any, is  appropriate  and in the best  interests of the Class B shareholders.

CLASS B  DISTRIBUTION  PLAN  --  Each of  Diversified  Income,  High  Yield  and
Municipal  Bond Funds bear some of the costs of selling its Class B shares under a  Distribution  Plan  adopted  with  respect  to its  Class B shares  ("Class B
Distribution  Plan") pursuant to Rule 12b-1 under the Investment  Company Act of
1940  ("1940  Act").  This  Plan  was  adopted  by the  Board  of  Directors  of
Diversified  Income  and  Municipal  Bond Funds on July 23,  1993.  The Plan was
adopted  with respect to the High Yield Fund on May 3, 1996.  The Plan  provides for payments at an annual rate of 1.00% of the average  daily net asset value of
Class B shares.  Amounts paid by the Funds are currently used to pay dealers and other  firms  that  make  Class B  shares  available  to their  customers  (1) a commission at the time of purchase  normally equal to 4.00% of the value of each share sold and (2) a service fee payable for the first year, initially,  and for each year  thereafter,  quarterly,  in an amount  equal to .25%  annually of the average  daily net asset value of Class B shares sold by such  dealers and other firms and remaining  outstanding on the books of the Funds.  The service fee may also be used to pay for  sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate  amount that each Fund may pay annually in distribution  costs for the sale of its Class B shares to 6.25% of gross  sales of Class B shares  since the inception of the  Distribution  Plan,  plus interest  deferred at the prime rate plus 1% on such  amount  (less  any  contingent  sales  charges  paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue  distribution  charges  incurred in connection with the Class B Distribution Plan which exceed current annual payments  permitted to be received by the Distributor from the Funds.  The Distributor  intends to seek full  payment of such  charges  from the Fund  (together  with  annual  interest thereon  at the prime  rate plus 1%) at such time in the  future  as, and to the extent that, payment thereof by the Funds would be within permitted limits.

Each Fund's Class B  Distribution  Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class B shares. In the event the
Class B  Distribution  Plan is  terminated  by the Class B  shareholders  or the
Funds' Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  Distribution  fees  paid by Class B  shareholders  of  Diversified
Income and High Yield Funds to the Distributor under the Plan for the year ended
December  31,  2001,  totaled  $182,709.  Distribution  fees  paid  by  Class  B shareholders  of Municipal Bond Fund to the  Distributor  under the Plan for the year ended  December  31, 2001  totaled  $16,312.  The Funds make no payments in connection  with the sales of their Class B shares  other than the  distribution fee paid to the Distributor.

CLASS C SHARES -- Class C shares  are  offered  at net asset  value,  without an initial sales charge. With certain  exceptions,  the Funds may impose a deferred sales  charge on shares  redeemed  within one year of the date of  purchase.  No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

CLASS C DISTRIBUTION  PLAN --  Diversified  Income Fund and High Yield Fund bear some of the  costs of  selling  its  Class C shares  under a  Distribution  Plan adopted  with  respect  to its  Class C shares  ("Class  C  Distribution  Plan")
pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual  rate of 1.00% of the  average  daily net asset  value of Class C shares.
Amounts paid by the Fund are currently  used to pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase  normally  equal to .75% of the value of each share sold,  and for each year thereafter,  quarterly,  in an amount equal to .75% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter,  quarterly, in an amount equal to .25%  annually of the  average  daily net asset value of Class C shares sold by such dealers and other firms and remaining  outstanding  on the books of the Fund. The service fee may also be used to pay for sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

Rules of the NASD limit the  aggregate  amount  that a Fund may pay  annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of
Class C shares since the inception of the  Distribution  Plan,  plus interest at the  prime  rate plus 1% on such  amount  (less any  contingent  deferred  sales charges  paid by  Class C  shareholders  to the  Distributor).  The  Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection  with the Class C Distribution  Plan which exceed current annual payments  permitted to be received by the Distributor from the Funds. The
Distributor intends to seek full payment of such charges from the Fund (together with  annual  interest  thereon  at the prime  rate plus 1%) at such time in the future as, and to the extent that,  payment thereof by the Funds would be within permitted limits.

The Fund's Class C  Distribution  Plan may be  terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class C shares. In the event the
Class C  Distribution  Plan is  terminated  by the Class C  shareholders  or the
Fund's Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  Distribution  fees  paid by Class C  shareholders  of  Diversified
Income and High Yield Funds to the Distributor under the Plan for the year ended
December 31, 2001,  totaled  $12,022.  The Fund makes no payments in  connection with the  sales of their  shares  other  than the  distribution  fee paid to the
Distributor.

CLASS S SHARES -- Class S shares of Diversified  Income and High Yield Funds are offered at net asset  value,  without  an initial  sales  charge.  With  certain exceptions,  these Funds may impose a deferred  sales charge on shares  redeemed within seven years of the date of purchase.  No deferred sales charge is imposed on amounts  redeemed  thereafter.  If  imposed,  the  deferred  sales  charge is deducted from the redemption proceeds otherwise payable to the shareholder.  The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge will depend on the number of years since the shareholder  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

---------------------------------------------------
  YEAR SINCE PURCHASE        CONTINGENT DEFERRED
   PAYMENT WAS MADE             SALES CHARGE
---------------------------------------------------
         First                       6%
---------------------------------------------------
        Second                       6%
---------------------------------------------------
         Third                       5%
---------------------------------------------------
        Fourth                       4%
---------------------------------------------------
         Fifth                       3%
---------------------------------------------------
         Sixth                       2%
---------------------------------------------------
        Seventh                      1%
---------------------------------------------------
 Eighth and Following                0%
---------------------------------------------------

CLASS S  DISTRIBUTION  PLAN -- Each of  Diversified  Income and High Yield Funds
bear some of the costs of selling its Class S shares under a  Distribution  Plan adopted  with  respect  to its  Class S shares  ("Class  S  Distribution  Plan")
pursuant to Rule 12b-1 under the  Investment  Company Act of 1940 ("1940  Act").
This Plan was adopted by the Board of Directors of  Diversified  Income and High
Yield Funds on July 21, 2000.  The Plan  provides for payments at an annual rate of 1.00% of the average daily net asset value of Class S shares. Amounts paid by the Funds are  currently  used to pay  dealers and other firms that make Class S shares  available to their  customers  (1) a commission  at the time of purchase normally  equal to 4.00% of the value of each share sold,  (2) a service fee for account  maintenance and personal service to shareholders  payable  beginning in the second year and for each year thereafter,  quarterly,  in an amount equal to
..25%  annually  of the  average  daily net asset value of Class S shares sold by such  dealers  and other  firms and  remaining  outstanding  on the books of the
Funds,  and (3) a trail  commission  beginning in the seventh year, and for each year  thereafter,  quarterly in an amount equal to .75%  annually of the average daily net asset value of Class S shares sold by such dealers and other firms and remaining  outstanding  on the books of the Funds.  The  service fee may also be used to pay for sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

Rules of the NASD limit the  aggregate  amount  that a Fund may pay  annually in distribution costs for the sale of its Class S shares to 6.25% of gross sales of
Class S shares since the inception of the  Distribution  Plan,  plus interest at the  prime  rate plus 1% on such  amount  (less any  contingent  deferred  sales charges  paid by  Class S  shareholders  to the  Distributor).  The  Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection  with the Class S Distribution  Plan which exceed current annual payments  permitted to be received by the Distributor from the Funds. The
Distributor intends to seek full payment of such charges from the Fund (together with  annual  interest  thereon  at the prime  rate plus 1%) at such time in the future as, and to the extent that,  payment thereof by the Funds would be within permitted limits.

Each Fund's Class S  Distribution  Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class S shares. In the event the
Class S  Distribution  Plan is  terminated  by the Class S  shareholders  or the
Funds' Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  Distribution  fees  paid by Class S  shareholders  of  Diversified
Income  and High  Yield  Funds to the  Distributor  under the Plans for the year ended  December 31, 2001  totaled $59. The Funds make no payments in  connection with the sales of their Class S shares other than the  distribution  fee paid to the Distributor.

CALCULATION  AND WAIVER OF CONTINGENT  DEFERRED  SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares,  Class C and Class S shares is a percentage of the lesser of (1) the net asset value of the shares  redeemed or
(2) the net cost of such shares. No contingent  deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such  shares due to  increases  in the net asset  value per share of the
Fund; (2) shares acquired  through  reinvestment of income dividends and capital gain distributions;  or (3) Class A shares (purchased in an amount of $1,000,000 or more) or Class C shares  held for more  than one year or Class B shares  held for more than five years or Class S shares held for more than seven years.  Upon request for  redemption,  shares not subject to the  contingent  deferred  sales charge will be redeemed first.  Thereafter,  shares held the longest will be the first to be redeemed.

The  contingent  deferred  sales charge is waived:  (1) following the death of a shareholder  if  redemption  is made within one year after  death,  (2) upon the disability  (as defined in Section  72(m)(7) of the Internal  Revenue Code) of a
shareholder  prior to age 65 if  redemption  is made  within  one year after the disability,  provided such disability  occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an
IRA,  SAR-SEP or Keogh or any other  retirement  plan  qualified  under  Section
401(a),  401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement  plans  qualified  under  Section  401(a) or  401(k) of the  Internal
Revenue  Code due to (i)  returns  of excess  contributions  to the  plan,  (ii)
retirement of a participant in the plan,  (iii) a loan from the plan  (repayment of loans,  however,  will  constitute  new sales for purposes of  assessing  the
CDSC),  (iv) "financial  hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time,  (v)  termination  of employment of a participant in the plan, or (vi) any other  permissible  withdrawal  under  the  terms of the  plan.  The  contingent deferred sales charge will also be waived in the case of certain  redemptions of
Class  B,  Class C or Class S  shares  of the  Funds  pursuant  to a  systematic withdrawal program (See "Systematic Withdrawal Program," page 40).

ARRANGEMENTS  WITH  BROKER/DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor,  from  time to  time,  will pay a bonus to  certain  dealers  whose representatives  have sold or are  expected to sell  significant  amounts of the
Funds  and/or  certain  other Funds  managed by the  Investment  Manager.  Bonus compensation  may include  reallowance  of the entire  sales charge and may also include,  with  respect to Class A shares,  an amount  which  exceeds the entire sales  charge  and,  with  respect to Class B shares,  Class C shares or Class S shares, an amount which exceeds the maximum commission. The Distributor,  or the
Investment Manager,  may also provide financial assistance to certain dealers in connection with  conferences,  sales or training  programs for their  employees, seminars  for the  public,  advertising,  sales  campaigns,  and/or  shareholder services  and  programs  regarding  one or  more  of the  funds  managed  by the
Investment  Manager.  In addition,  the Investment  Manager or  Distributor  may sponsor training or education meetings at various locations.  In connection with such meetings it is expected that the Investment  Manager or  Distributor  would pay the travel,  lodging and other expenses of representatives of the dealers in
attendance.   The  Fund  Administrator  or  Distributor  may  also  pay  certain transaction  order  processing  costs  incurred  by dealers who sell Fund shares through clearing brokers.  Certain of the foregoing arrangements may be financed by payments  to the  Distributor  under a Rule 12b-1  Distribution  Plan.  These arrangements  will not change the price an  investor  will pay for shares or the amount  that the Funds will  receive  from such sale.  No  compensation  will be
offered  to  the  extent  it  is   prohibited  by  the  laws  of  any  state  or
self-regulatory  agency, such as the National Association of Securities Dealers,
Inc. ("NASD"). A Dealer to whom substantially the entire sales charge of Class A shares  is  reallowed  may  be  deemed  to be  an  "underwriter"  under  federal securities laws.

The  Distributor  also may pay banks and other  financial  services  firms  that facilitate  transactions  in shares of the Funds for their clients a transaction fee up to the level of the  payments  made  allowable to dealers for the sale of such shares as described above.

The  Investment  Manager or  Distributor  also may pay a marketing  allowance to dealers who meet  certain  eligibility  criteria.  This  allowance  is paid with reference to new sales of Fund shares (except shares of Cash Fund) in a calendar year and may be  discontinued  at any time. To be eligible for this allowance in any given year,  the dealer must sell a minimum of  $2,000,000 of Class A, Class
B,  Class C and  Class S shares  during  that  year.  The  applicable  marketing allowance factors are set forth below.

------------------------------------------------------------
                                      APPLICABLE MARKETING
AGGREGATE NEW SALES                     ALLOWANCE FACTOR*
------------------------------------------------------------
Less than $2 million                          .00%
------------------------------------------------------------
$2 million but less than $5 million           .15%
------------------------------------------------------------
$5 million but less than $10 million          .25%
------------------------------------------------------------
$10 million but less than $15 million         .35%
------------------------------------------------------------
$15 million but less than $20 million         .50%
------------------------------------------------------------
$20 million or more                           .75%
------------------------------------------------------------
*The maximum  marketing  allowance  factor  applicable per this schedule will be applied  to all new  sales in the  calendar  year to  determine  the  marketing allowance payable for such year.
------------------------------------------------------------

For the calendar year ended December 31, 2001, the following  dealers received a marketing allowance:

--------------------------------------------- -------------
                   DEALER                        AMOUNT
--------------------------------------------- -------------
Legend Equities Corp.                              $850
--------------------------------------------- -------------
Investment Advisors & Consultants, Inc.             735
--------------------------------------------- -------------
VSR Financial Services, Inc.                        791
--------------------------------------------- -------------
Questar                                             595
--------------------------------------------- -------------
Brecek and Young                                    407

--------------------------------------------- -------------

CASH FUND -- Cash Fund  offers a single  class of shares at net asset value next determined  after an order is accepted.  There is no sales  charge or load.  The minimum  initial  investment in Cash Fund is $100 for each  account.  Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.    BY MAIL.

      (a)  A check or negotiable bank draft should be sent to:

               Security Cash Fund
               P.O. Box 2548
               Topeka, Kansas 66601-2548

      (b)  Make check or draft payable to "Security Cash Fund."

      (c) For  initial  investment  include a completed  investment  application found at the back of the Prospectus.

2.    BY WIRE.

      (a)  Call the Fund to advise of the  investment.  The Fund will  supply an account  number at the time of the  initial  investment  and  provide instructions for having your bank wire federal funds.

      (b) For an initial investment,  you must also send a completed  investment application to the Fund.

3.    THROUGH  BROKER/DEALERS.  Investors may, if they wish, invest in Cash Fund by  purchasing  shares  through  registered  broker/dealers.  Such broker/
      dealers who process  orders on behalf of their  customers may charge a fee for their services.  Investments made directly without the assistance of a broker/dealer are without charge.

Since Cash Fund  invests in money  market  securities  which  require  immediate payment in federal funds,  monies  received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve
Banks.  A record date for each  shareholder's  investment  is  established  each business day and used to distribute  the following  day's  dividend.  If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend.  Federal funds  received  after 2:00 p.m. on any business day will not be invested  until the following  business day. Cash Fund will not be responsible for any delays in the wire transfer system.  All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States  dollars on a United States bank.

PURCHASES AT NET ASSET VALUE

Class A shares of Diversified Income, High Yield and Municipal Bond Funds may be
purchased at net asset value by (1)  directors,  officers  and  employees of the
Funds, the Funds'  Investment  Manager or Distributor;  directors,  officers and employees  of Security  Benefit  Life  Insurance  Company and its  subsidiaries;
agents licensed with Security Benefit Life Insurance  Company;  spouses or minor children of any such  agents;  as well as the  following  relatives  of any such directors,  officers and employees (and their spouses):  spouses,  grandparents, parents, children,  grandchildren,  siblings, nieces and nephews; (2) any trust, pension,  profit  sharing  or  other  benefit  plan  established  by  any of the foregoing  corporations for persons  described above; (3) retirement plans where third party  administrators of such plans have entered into certain arrangements with the  Distributor or its  affiliates  provided that no commission is paid to dealers;  and (4) officers,  directors,  partners or registered  representatives
(and their  spouses and minor  children)  of  broker/dealers  who have a selling agreement with the Distributor.  Such sales are made upon the written  assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be  transferred  or resold  except  through  redemption  or repurchase by or on behalf of the Funds.

Life agents and  associated  personnel of  broker/dealers  must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

Class A shares of Diversified Income, High Yield and Municipal Bond Funds may be
purchased at net asset value when the purchase is made on the  recommendation of
(i) a registered investment adviser,  trustee or financial  intermediary who has authority  to make  investment  decisions on behalf of the  investor;  or (ii) a certified  financial  planner or  registered  broker-dealer  who either  charges periodic fees to its customers for financial  planning,  investment  advisory or asset  management  services,  or provides such  services in connection  with the establishment of an investment  account for which a comprehensive  "wrap fee" is imposed.  Class A shares of  Diversified  Income,  High Yield and Municipal Bond
Funds may also be  purchased  at net asset  value when the  purchase  is made by retirement  plans that (i) buy shares of the Security  FundsSM worth $500,000 or more;  (ii) have 100 or more eligible  employees at the time of purchase;  (iii)
certify it expects to have annual plan  purchases of shares of Security Funds of
$200,000  or  more;  (iv)  are  provided   administrative  services  by  certain
third-party  administrators that have entered into a special service arrangement with  the  Security  Funds  relating  to such  plans  or (v) have at the time of purchase,  aggregate assets of at least  $1,000,000.  Purchases made pursuant to this  provision  may be subject to a  deferred  sales  charge of up to 1% in the event of a redemption within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

PURCHASES  FOR   EMPLOYER-SPONSORED   RETIREMENT  PLANS  --  Security  Financial
Resources,  Inc.,  an  affiliated  company  of  the  Distributor,   offers  plan
recordkeeping  services on a fee basis to  employer-sponsored  retirement plans.
Employer-sponsored  retirement  plans that have  entered  into an  agreement  to receive such services from Security Financial Resources, Inc. may purchase Class
A shares of Diversified Income Fund and High Yield Fund at net asset value under certain  circumstances.  Such plans would first  purchase  Class C shares of the
Diversified  Income  Fund or High Yield Fund for an initial  period of time that would vary with the size of the plan, amount of assets flowing into the plan and level of service  provided by the dealer.  After that initial period of time has elapsed,  the plan would exchange at net asset value existing Class C shares for
Class A shares of Diversified  Income Fund or High Yield Fund, and new purchases under the plans would be made in Class A shares at net asset value.

The  schedule  below sets forth the amount of time that  retirement  plan assets would  remain  invested  in Class C shares  before  they would be  eligible  for exchange to Class A shares of  Diversified  Income Fund or High Yield Fund.  The schedule  below also sets forth the  commissions  paid to dealers in  connection with sales of Diversified  Income Fund or High Yield Fund shares with respect to such  retirement  plans,  which  commissions  replace  those  normally  paid  in connection with sales of Class C shares.

------------------------------------------------------------
                           NUMBER
                          OF YEARS
                        INVESTED IN       COMMISSION BY
    ELIGIBLE PLANS     CLASS C SHARES   YEAR OF PURCHASE*
                                     -----------------------
                                       1   2    3   4   5+
------------------------------------------------------------
 Less than $1.5 mil.
 in assets or $400,000
 in flow                   8 years    5%   4%  3%   2%  1%
------------------------------------------------------------
 Less than $1.5 mil.
 in assets or $400,000
 in flow                   8 years    6%   4%  2%   1%  1%
------------------------------------------------------------
 Less than $5 mil. in
 assets or $1 mil. in
 flow                      6 years    4%   3%  2%   1%  1%
------------------------------------------------------------
 Less than $5 mil. in
 assets or $1 mil. in
 flow                      6 years    4%   3%  2%   1%  1%
------------------------------------------------------------
 Less than $10 mil. in
 assets or $2 mil. in
 flow                      3 years    2%   1%  1%   1%  1%
------------------------------------------------------------
 Less than $10 mil. in
 assets or $2 mil. in
 flow                      0 years**  1%+  1%  1%   1%  1%
------------------------------------------------------------
   *The commission is a percentage of the amount invested.  The year of purchase is  measured  from the date of the  plan's  initial  investment  in the Fund.
   Notwithstanding  the  foregoing  schedule,  if 50% or more of the plan assets allocated to the Fund is redeemed  within the four-year  period  beginning on the date of the plan's initial  investment in the Fund,  the commission  will immediately drop to 1% for all subsequent purchases.

 **Amounts will be invested in Class A shares at net asset value.

  +Certain dealers may receive 1.25% in year 1.

------------------------------------------------------------

The Distributor may also enter into  arrangements with dealers whereby it agrees to "annualize" the first-year  commission expected to be paid on the purchase of
Diversified  Income Fund or High Yield Fund shares by retirement plans receiving plan  recordkeeping  services  from  Security  Financial  Resources,  Inc.  Such arrangements  will typically  provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances,  a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources,  Inc. may transfer its assets  in  an  arrangement  where  it  does  receive  such  services.  In  such
circumstances,   the  Distributor  may  pay  the  dealer  a  commission  on  the transferred assets that is different from the commission  otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions  set forth above,  dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment.
The  Distributor  pays  service  fees  quarterly,  in an  amount  equal to 0.25%
annually of the average  daily net asset value of Class C shares sold by dealers in  connection  with such  employer-sponsored  retirement  plans  and  remaining outstanding on the books of Diversified Income Fund or High Yield Fund.

ACCUMULATION PLAN

Investors in Diversified  Income, High Yield or Municipal Bond Fund may purchase shares on a periodic  basis under an  Accumulation  Plan which  provides  for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary  program,  involving no obligation to make periodic  investments,  and is terminable at will.  Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Funds as of the close of business on the day such payment is received.  A confirmation  and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued  upon  request.  No  certificates  will be issued for  fractional shares which may be withdrawn only by redemption for cash.

Investors may choose to use an Automatic  Investment Plan (automatic bank draft)
to make  their  Fund  purchases.  There is no  additional  charge  for  using an
Automatic  Investment  Plan.  Withdrawals may occur up to 3 business days before the date scheduled to purchase Fund shares.  An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic  Withdrawal  Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of
$25 or more.  A Program  may also be based  upon the  liquidation  of a fixed or variable  number of  shares  provided  that the  minimum  amount  is  withdrawn.
However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal.  Shares  with a  current  offering  price of  $5,000 or more must be deposited with the Investment  Manager acting as agent for the shareholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.

Sufficient  shares will be  liquidated  at net asset value to meet the specified
withdrawals.   Liquidation  of  shares  may  deplete  or  possibly  use  up  the investment,  particularly in the event of a market  decline.  Payments cannot be considered  as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the  shareholder.  The maintenance of a Withdrawal  Program  concurrently  with  purchases of additional  shares of
Diversified  Income,  High Yield or Municipal Bond Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal  period,  no payments will be accepted  under an  Accumulation  Plan.
Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation  Plan in effect,  it must be terminated before a Systematic Withdrawal Program may be initiated.

The shareholder receives  confirmation of each transaction showing the source of the payment and the share  balance  remaining in the  Program.  A Program may be terminated  on  written  notice by the  shareholder  or the  Funds,  and it will terminate  automatically  if all shares are  liquidated  or  withdrawn  from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B, Class C or Class S shares  without  the  imposition  of any  applicable contingent  deferred sales charge,  provided that such withdrawals do not in any
12-month period, beginning on the date the Program is established, exceed 10% of the value of the  account on that date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B, Class C or Class S shares  provides for withdrawals in excess of 10%
of  the  value  of the  account  in any  Program  year  and,  as a  result,  all withdrawals  under such a Program would be subject to any applicable  contingent deferred  sales  charge.  Free  Systematic  Withdrawals  will be made  first  by redeeming  those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming  shares held the longest.  The contingent  deferred sales charge  applicable  to a redemption of Class B, Class C and Class S shares requested while Free Systematic Withdrawals are being made will be calculated as described under  "Calculation and Waiver of Contingent  Deferred Sales Charges,"
page 37. A Systematic Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

Security  Management  Company,  LLC (the  "Investment  Manager"),  One  Security
Benefit Place, Topeka,  Kansas, has served as investment adviser to Income Fund,
Municipal  Bond Fund and Cash Fund,  respectively,  since  September  14,  1970,
October 7, 1983 and June 23, 1980. The current Investment  Advisory Contract for each of Income  Fund,  Municipal  Bond Fund and Cash Fund is dated  November  1,
1999. The Investment  Manager also acts as investment adviser to Security Equity
Fund,  Security  Growth and Income Fund,  Security  Ultra Fund and SBL Fund. The
Investment  Manager is a limited  liability  company  controlled by its members,
Security Benefit Life Insurance Company ("SBL") and Security Benefit Group, Inc.
("SBG"). SBG is an insurance and financial services holding company wholly-owned by SBL, One Security Benefit Place, Topeka, Kansas 66636-0001. SBL, a stock life insurance  company  incorporated  under the laws of  Kansas,  is  controlled  by
Security Benefit Corp.  ("SBC").  SBC is wholly-owned by Security Benefit Mutual
Holding Company, which is in turn controlled by SBL policyholders.  SBL together
with  its  subsidiaries,   has  approximately   $9.8  billion  of  assets  under
management.

Pursuant to the Investment Advisory Contracts,  the Investment Manager furnishes investment advisory,  statistical and research services to the Funds, supervises and arranges for the  purchase  and sale of  securities  on behalf of the Funds, provides  for the  maintenance  and  compilation  of records  pertaining  to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual  expenses of the  respective  Funds  (including  for any fiscal year, the
management  fee,  but  excluding   interest,   taxes,   brokerage   commissions,
extraordinary expenses and Class B, Class C and Class S distribution fees) shall not for  Diversified  Income and High Yield  Funds  exceed the level of expenses which  the  Fund is  permitted  to  bear  under  the  most  restrictive  expense limitation  imposed by any state in which shares of the Fund are then  qualified for sale and shall not for Cash Fund exceed 1% of the Fund's  average net assets for the year. (The  Investment  Manager is not aware of any state that currently imposes  limits on the level of mutual fund  expenses.) For Municipal Bond Fund, the Investment Manager guarantees that the aggregate annual expenses of the Fund
(including  for any fiscal year,  the  management  fee, but excluding  interest, taxes,  extraordinary expenses, and Class A and Class B distribution fees) shall not exceed 1% of the Fund's  average  net  assets for the year.  The  Investment
Manager will  contribute  such funds or waive such portion of its management fee as may be necessary to insure that the aggregate  expenses of the Funds will not exceed the guaranteed maximum.

The  Investment  Manager has engaged  Salomon  Brothers  Asset  Management  Inc.
("Salomon  Brothers"),  388 Greenwich  Street,  New York,  New York,  10013,  to
provide  investment  advisory  services to the Municipal Bond Fund pursuant to a
Sub-Advisory  Agreement dated May 1, 1998.  Pursuant to this agreement,  Salomon
Brothers furnishes  investment  advisory,  statistical and research  facilities, supervises  and arranges for the  purchase and sale of  securities  on behalf of
Municipal Bond Fund and provides for the  compilation and maintenance of records pertaining  to such  investment  advisory  services,  subject to the control and supervision  of the Fund's Board of Directors and the  Investment  Manager.  For
such services,  the Investment  Manager pays Salomon Brothers an amount equal to
0.22% of the  average  net assets of  Municipal  Bond Fund,  computed on a daily basis and payable monthly. The Sub-Advisory  Agreement may be terminated without penalty  at  any  time  by  either  party  on 60  days'  written  notice  and is automatically terminated in the event of its assignment or in the event that the
Investment  Advisory  Contract  between the  Investment  Manager and the Fund is terminated, assigned or not renewed.

Salomon  Brothers  is a  wholly-owned  subsidiary  of Salomon  Brothers  Holding
Company,  Inc.,  which is wholly-owned by Salomon Smith Barney  Holdings,  Inc., which  is,  in turn,  wholly-owned  by  Citigroup,  Inc.  Salomon  Brothers  was incorporated  in 1987 and together with Salomon  Brothers  affiliates in London,
Frankfurt,  Tokyo and Hong Kong,  provides a broad range of investment  advisory services to various individuals and institutional clients located throughout the world and serves as investment  adviser to various investment  companies.  As of
December 31, 2001,  Salomon  Brothers and its affiliates  managed  approximately
$31.5 billion in assets.

For  services  provided  to the Funds,  the  Investment  Manager is  entitled to receive  compensation  on an annual  basis  equal to .35% of the  average  daily closing value of the Diversified  Income Fund's net assets,  .50% of the average daily closing value of the Municipal Bond and Cash Fund's net assets and .60% of the  average  daily  closing  value of the High Yield  Fund's net  assets,  each computed on a daily basis and payable  monthly.  For the year ended December 31,
1999, the Investment  Manager agreed to limit the total expenses  (including its compensation,  but excluding interest, taxes, extraordinary expenses and Class B distribution fees) to 1.1% of the average daily net assets of the Class A shares and  1.85%  of the  average  daily  net  assets  of the  Class B  shares  of the
Diversified Income Fund. For the year ended December 31, 2000, the total expense limit was reduced to .95% of the average  daily net assets of the Class A shares and 1.70% of the  average  daily net assets of the Class B and Class C shares of the  Diversified  Income Fund.  For the year ended  December 31, 2001, the total expense limit was reduced to .95% of the average daily net assets of the Class A shares  and 1.70% of the  average  daily  net  assets of the Class B and Class C shares of the  Diversified  Income Fund.  For the years ended December 31, 2001,
2000, and 1999,  the Investment  Manager also agreed to limit the total expenses
(including  its  compensation,  but  excluding  interest,  taxes,  extraordinary expenses  and  Class B  distribution  fees)  of High  Yield  Fund to 1.0% of the average  daily  net  assets  of Class A shares  and 2.75% of Class B and Class C shares of the Fund. In addition,  the  Investment  Manager waived the investment advisory  fee of High Yield Fund for the fiscal  years ended  December 31, 2000, and  1999 and for the  period  from  January  1,  2001 to June  30,  2001 and of
Diversified  Income Fund for the fiscal years ended December 31, 1999and for the period from January 1, 2000 through April 30, 2000. The Investment Manager began charging an  investment  advisory fee of .60% on July 1, 2001 for the High Yield
Fund and .35% on May 1, 2000 for the Diversified Income Fund.

Each Fund will pay all of its expenses not assumed by the Investment  Manager or the  Distributor  including  organization  expenses;  directors'  fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of shareholder and other  meetings;  any  distribution  fees;  and legal,  auditing and  accounting expenses.  Each Fund will also pay for the preparation  and  distribution of the
Prospectus  to  its  shareholders  and  all  expenses  in  connection  with  its registration  under  federal  and  state  securities  laws.  Each  Fund will pay nonrecurring expenses as may arise, including litigation affecting it.

The Investment Advisory Contracts between Security  Management Company,  LLC and
Income Fund,  Municipal  Bond Fund and Cash Fund,  each dated  November 1, 1999, will expire on January 1, 2003.  The  contracts  are  renewable  annually by the
Funds'  Board of  Directors  or by a vote of a majority of a Fund's  outstanding securities  and, in either event, by a majority of the board who are not parties to the contract or interested  persons of any such party. The contracts  provide that they may be  terminated  without  penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

Pursuant to  Administrative  Services  Agreements  with the Funds dated April 1,
1987, the Investment Manager also acts as the administrative agent for the Funds and as such performs  administrative  functions and the bookkeeping,  accounting and pricing  functions for the Funds. For these services the Investment  Manager receives,  on an  annual  basis,  a fee of .09% of the  average  net  assets  of
Diversified Income, High Yield and Municipal Bond Funds and .045% of the average net assets of Cash Fund, calculated daily and payable monthly.

Under the  Administrative  Services  Agreements  discussed above, the Investment
Manager also acts as the transfer  agent for the Funds.  As such, the Investment
Manager performs all shareholder  servicing  functions,  including  transferring record ownership,  processing  purchase and redemption  transactions,  answering inquiries,  mailing  shareholder  communications  and  acting  as  the  dividend disbursing agent. For these services,  the Investment Manager receives an annual
maintenance  fee  of  $8.00  per  account,   a  fee  of  $1.00  per  shareholder
transaction,  and a fee of $1.00 ($.50 for Cash Fund) per dividend  transaction.
For  purposes  of  calculating  the  annual  maintenance  fee,  the  shareholder transaction and dividend transaction fee, the Investment Manager is permitted to count as a  shareholder,  each  person that holds a  beneficial  interest in the
Funds through an omnibus account provided that the Investment  Manager is paying a third party, such as a bank,  insurance  company or third-party  administrator for  sub-administration,  sub-accounting  and/or  sub-transfer  agency  fees for keeping individual shareholder records.

During the fiscal years ended December 31, 2001,  2000, and 1999, the Funds paid the following amounts to the Investment Manager for its services.

                                                                                 TRANSFER
                      INVESTMENT                   INVESTMENT                     AGENCY
                       ADVISORY                     ADVISORY     ADMINISTRATIVE   SERVICE
                      FEES PAID    REIMBURSEMENT      FEES        SERVICE FEES     FEES
                          TO       OF EXPENSES BY   WAIVED BY        PAID TO      PAID TO
                      INVESTMENT     INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT
 FUND           YEAR    MANAGER        MANAGER        MANAGER        MANAGER      MANAGER
-------------------------------------------------------------------------------------------
Diversified     2001     $264,781      $71,988        $     0        $68,088    $175,762
Income Fund     2000      200,963      130,508         25,142         49,737     146,840
                1999       95,618          827         95,618         17,211      74,590
-------------------------------------------------------------------------------------------
High Yield      2001       65,408            0         34,233          9,811       9,187
Fund            2000       64,707            0         64,707          9,706      11,006
                1999       65,106            0         65,106          9,766      14,182
-------------------------------------------------------------------------------------------
Municipal Bond  2001       95,046       33,914              0         17,108       8,451
Fund            2000       91,094       30,387              0         16,397       8,977
                1999       99,435       30,293              0         17,898      11,214
-------------------------------------------------------------------------------------------

Cash Fund       2001      301,068        4,056              0         27,097     195,547
                2000      299,489            0              0         26,954     169,076
                1999      334,020            0              0         30,062     121,225
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                            EXPENSE RATIO
                        -------------------------------------------------------------------

        FUND    YEAR         CLASS A          CLASS B           CLASS C          CLASS S
-------------------------------------------------------------------------------------------
Diversified     2001          0.95%            1.70%             1.69%            1.74%
Income Fund     2000          0.96%            1.71%             1.67%             ---
                1999          0.87%            1.85%              ---              ---
-------------------------------------------------------------------------------------------
High Yield      2001          1.09%            1.90%             2.11%             ---
Fund            2000          0.79%            1.51%             1.58%             ---
                1999          0.72%            1.53%              ---              ---
-------------------------------------------------------------------------------------------
Municipal Bond  2001          0.99%            1.74%              ---              ---
Fund            2000          1.00%            1.75%              ---              ---
                1999          1.01%            1.76%              ---              ---
-------------------------------------------------------------------------------------------
Cash Fund       2001          1.00%             ---               ---              ---
                2000          0.98%             ---               ---              ---
                1999          0.86%             ---               ---              ---

-------------------------------------------------------------------------------------------

The following persons are affiliated with the Funds and also with the Investment
Manager in these capacities:

----------------------------------------------------------------------------------------
                                                          POSITIONS WITH SECURITY
NAME                       POSITIONS WITH THE FUNDS       MANAGEMENT COMPANY, LLC
----------------------------------------------------------------------------------------
James R. Schmank           President and Director         President and Managing
                                                          Member Representative
----------------------------------------------------------------------------------------
John D. Cleland            Chairman of the Board          Senior Vice President and
                           and Director                   Managing Member Representative
----------------------------------------------------------------------------------------
Amy J. Lee                 Secretary                      Secretary
----------------------------------------------------------------------------------------
Brenda M. Harwood          Treasurer                      Assistant Vice President
                                                          and Treasurer
----------------------------------------------------------------------------------------

Steven M. Bowser           Vice President (Security       Vice President and Senior
                           Income Fund only)              Portfolio Manager
----------------------------------------------------------------------------------------
David G. Toussaint          Vice President (Security      Assistant Vice President and
                            Income Fund only)             Portfolio Manager
----------------------------------------------------------------------------------------
Christopher L. Phalen       Vice President (Security      Assistant Vice President and
                            Income Fund only)             Portfolio Manager

----------------------------------------------------------------------------------------
Christopher D. Swickard     Assistant Secretary           Assistant Secretary
----------------------------------------------------------------------------------------

PORTFOLIO  MANAGEMENT -- The Diversified Income, High Yield,  Municipal Bond and
Cash Funds are  managed  by the  Investment  Manager's  Fixed  Income  Team with portfolio  managers  being  responsible  for the  day-to-day  management of each particular Fund.  Steven M. Bowser,  Vice President and Senior Portfolio Manager
of the  Investment  Manager,  has had  day-to-day  responsibility  for  managing
Diversified  Income Fund since  1995.  Christopher  L.  Phalen,  Assistant  Vice
President  and  Portfolio  Manager  of the  Investment  Manager,  has  served as co-manager  of  Diversified  Income  Fund  since May 2000.  David G.  Toussaint,
Assistant Vice President and Portfolio  Manager of the Investment  Manager,  has
had  day-to-day  responsibility  for managing  High Yield Fund since April 2000.
Robert  Amodeo,  Portfolio  Manager  of  Salomon  Brothers,  has had  day-to-day
responsibility for managing Municipal Bond Fund since July 1998.

Mr.  Bowser  joined  the  Investment  Manager  in  1992.  Prior to  joining  the
Investment  Manager,  he was Assistant Vice President and Portfolio Manager with the Federal  Home Loan Bank of Topeka from 1989 to 1992.  He was employed at the
Federal  Reserve  Bank of Kansas City in 1988 and began his career with the Farm
Credit  System  from 1982 to 1987,  serving as a Senior  Financial  Analyst  and
Assistant Controller. He graduated with a Bachelor of Science degree from Kansas
State University in 1982. He is a Chartered Financial Analyst charterholder.

Mr. Phalen  joined the  Investment  Manager in 1997.  Prior to 1997, he was with
Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security  Benefit  Group,  Inc. Mr.  Phalen  graduated  from the
University of Kansas with a bachelor of business  administration  and accounting degree.  He  is  a  Chartered  Financial  Analyst  charterholder  with  5  years investment experience.

Mr.  Toussaint  joined  the  Investment  Manager in 2000.  Prior to joining  the
Investment  Manager,  he was with  Allstate  Insurance  Company as an investment
analyst  and  served  in  various  managerial   positions  in  their  investment
operations group. Mr. Toussaint has eleven years of investment experience and is a Chartered Financial Analyst charterholder.  In addition, Mr. Toussaint holds a
CPA  certificate.  Mr.  Toussaint  earned a Bachelor of Arts degree in Economics from the University of Illinois,  a Master of Science degree in Accountancy from
DePaul University and an M.B.A. from the University of Chicago.

Mr. Amodeo joined Salomon  Brothers Asset Management in 1992. Prior to that, Mr.
Amodeo was a member of Salomon Brothers, Inc. Partnership Investment Group where he was responsible for analyzing and managing various  partnership  investments.
Mr. Amodeo pioneered adaptation and the use of the Yield Book for municipal bond portfolio management,  analysis,  performance  attribution and optimization.  He received a B.S. in Business  Management from Long Island  University and he is a
Chartered Financial Analyst charterholder.

CODE OF ETHICS -- The Funds, the Investment Manager and the Distributor each has adopted a written  code of ethics  (the  "Code of  Ethics")  which  governs  the personal  securities  transactions  of "access  persons"  of the  Funds.  Access persons may invest in securities,  including securities that may be purchased or held by the Funds;  provided that they obtain prior clearance before engaging in securities transactions,  subject to certain exceptions,  including an exception for small transactions in large capitalization companies. Access persons include officers and directors of the Funds and  Investment  Manager and employees  that participate  in,  or  obtain  information  regarding,  the  purchase  or sale of
securities   by  the  Funds  or  whose  job   relates   to  the  making  of  any
recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b)
is being  purchased or sold by the Funds;  or (c) is being offered in an initial public  offering.  Portfolio  managers,  research  analysts and traders are also prohibited  from  purchasing  or selling a security  within seven  calendar days before  or after a Fund that he or she  manages  trades  in that  security.  Any material  violation of the Code of Ethics is reported to the Board of the Funds.
The Board also  reviews  the  administration  of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities  transactions of its portfolio managers and other access persons are  subject.  The Code of Ethics is on public file with the  Securities and Exchange Commission and is available from the Commission.

DISTRIBUTOR

Security  Distributors,  Inc.  (the  "Distributor"),  a Kansas  corporation  and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter  for shares of  Diversified  Income,  High Yield and Municipal  Bond
Funds pursuant to Distribution  Agreements dated March 27, 1984, as amended, for
Diversified  Income and High Yield Funds and October 7, 1983, for Municipal Bond
Fund.

The  Distributor  receives a maximum  commission  on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized  dealers on Fund shares sold. The discount is alike for all dealers,  but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with SBL.

For the fiscal years ended  December 31, 2001,  December 31, 2000,  and December
31, 1999, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting  commissions on Class A shares, and (iii)
received  contingent  deferred sales charges on redemptions of Class B, Class C, and Class S shares in the amounts set forth in the table below.

-------------------------------------------------------------
GROSS UNDERWRITING COMMISSIONS
-------------------------------------------------------------
                              2001       2000        1999
-------------------------------------------------------------
Diversified Income Fund      $36,026    $44,944     $10,939
-------------------------------------------------------------
High Yield Fund                6,312      5,678      10,997
-------------------------------------------------------------
Municipal Bond Fund           12,550      7,174      10,552
-------------------------------------------------------------

-------------------------------------------------------------
NET UNDERWRITING COMMISSIONS
-------------------------------------------------------------
                              2001       2000        1999
-------------------------------------------------------------
Diversified Income Fund        $423       $167      $1,643
-------------------------------------------------------------
High Yield Fund                  43        605       1,889
-------------------------------------------------------------
Municipal Bond Fund             129        215       2,115
-------------------------------------------------------------

-------------------------------------------------------------
COMPENSATION ON REDEMPTION
-------------------------------------------------------------
                              2001       2000        1999
-------------------------------------------------------------
Diversified Income Fund      $22,076    $23,548     $10,847
-------------------------------------------------------------
High Yield Fund                4,745     18,261       4,770
-------------------------------------------------------------
Municipal Bond Fund               44      4,463       2,024

-------------------------------------------------------------

The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such
transactions  and  any  commissions   shall  comply  with  requirements  of  the
Investment  Company Act of 1940 and all rules and  regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

Each Fund's  Distribution  Agreement is renewable  annually either by the Funds'
Board  of  Directors  or by a  vote  of a  majority  of the  Fund's  outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested  persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best  interest  of each  respective  Fund.  In  reaching a judgment relative  to the  qualifications  of a  broker  or  dealer  to  obtain  the best execution of a particular  transaction,  all relevant factors and  circumstances will be taken into account by the Investment Manager, including consideration of the overall  reasonableness of commissions paid to a broker,  the firm's general execution  and  operational  capabilities,  and its  reliability  and  financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission,  although the net price usually includes a profit to the  dealer.  The Funds will deal  directly  with the  selling or  purchasing principal  without  incurring charges for the services of a broker on its behalf unless it is  determined  that a better  price or  execution  may be obtained by utilizing  the  services  of a broker.  The Funds  also may  purchase  portfolio securities  in  underwritings  where the price  includes  a fixed  underwriter's concession or discount.  Money market instruments may be purchased directly from the issuer at no commission or discount.

Portfolio  transactions  that  require a broker may be  directed  to brokers who furnish investment  information or research services to the Investment  Manager.
Such investment information and research services include advice as to the value
of  securities,   the  advisability  of  investing  in,  purchasing  or  selling securities  and the  availability  of  securities  and  purchasers or sellers of securities,  and furnishing analyses and reports concerning issues,  industries, securities,  economic factors and trends, portfolio strategy, and performance of accounts.  Such investment information and research services may be furnished by brokers in many ways,  including:  (1) on-line data base systems,  the equipment for which is provided by the broker,  that enable  registrant to have  real-time access  to market  information,  including  quotations;  (2)  economic  research services,  such as  publications,  chart  services  and advice  from  economists concerning macroeconomic information;  and (3) analytical investment information concerning  particular  corporations.  If a transaction  is directed to a broker supplying  such  information  or services,  the  transaction  charges  (i.e.,  a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction  charges another broker would have charged for effecting that transaction,  provided that the Investment
Manager  shall have  determined in good faith that the  transaction  charges are reasonable  in  relation  to the  value  of the  investment  information  or the
research  services   provided,   viewed  in  terms  of  either  that  particular
transaction  or the overall  responsibilities  of the  Investment  Manager  with respect to all  accounts as to which it  exercises  investment  discretion.  The
Investment  Manager may use all, none, or some of such  information and services in providing  investment advisory services to each of the mutual funds under its management, including the Funds.

In some cases, the computer and other equipment furnished by the broker may have additional  uses that are not related to the  investment  services  and research information.  In such cases,  the Investment  Manager must allocate the value of the computer and other  equipment  into  research and  non-research  categories.
Since  that  portion  allocable  to  research  can be paid from  Fund  brokerage commissions  rather than being paid by the  Investment  Manager,  the Investment
Manager will have a conflict of interest in making the allocation.  Finally, the investment services or research  information  provided to the Investment Manager may be  produced  by  parties  other  than the broker  effecting  the  portfolio transaction.

In addition,  brokerage  transactions may be placed with broker/dealers who sell shares of the Funds  managed by the  Investment  Manager who may or may not also provide  investment  information and research  services.  The Investment Manager may,  consistent  with the NASD Conduct Rules,  consider sales of Fund shares in the selection of a broker/dealer.

The Funds may buy  securities  from, or sell  securities  to,  dealers acting as principals or market makers.  The Investment  Manager  generally will not obtain investment  information or research  services in connection  with such principal transactions. The Investment Manager, however, may obtain investment information or research services in connection with riskless principal transactions that are reported pursuant to certain NASD rules that ensure  transparency as to security price and  transaction  charges,  or in connection  with  transactions  in other markets  having  regulations  that ensure  comparable  transparency  of security prices and charges.

Securities  held by the  Funds  may  also be held by other  investment  advisory clients of the Investment  Manager,  including other  investment  companies.  In addition,  the  Investment  Manager's  parent  company,  Security  Benefit  Life
Insurance  Company  ("SBL"),  may also hold some of the same  securities  as the
Funds. When selecting securities for purchase or sale for a Fund, the Investment
Manager may at the same time be  purchasing or selling the same  securities  for one or  more  of  such  other  accounts.  Subject  to the  Investment  Manager's obligation  to seek best  execution,  such  purchases  or sales may be  executed simultaneously  or "bunched." It is the policy of the Investment  Manager not to favor  one  account  over  the  other.  Any  purchase  or sale  orders  executed simultaneously  (which may also  include  orders from SBL) are  allocated at the average  price and as nearly as  practicable  on a pro rata  basis  (transaction costs will also  generally be shared on a pro rata basis) in  proportion  to the amounts  desired to be purchased  or sold by each  account.  In those  instances where it is not  practical  to  allocate  purchase  or sale orders on a pro rata basis,  then the allocation will be made on a rotating or other equitable basis.
While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's  transaction,  it is believed that the procedure generally contributes to better overall execution of the  Funds'  portfolio  transactions.  The Board of  Directors  of the Funds has adopted  guidelines  governing  this procedure and will monitor the procedure to determine  that the  guidelines  are  being  followed  and  that  the  procedure continues  to be in the best  interest  of the Fund and its  shareholders.  With respect to the allocation of initial public offerings  ("IPOs"),  the Investment
Manager may determine not to purchase such  offerings for certain of its clients
(including  investment  company  clients)  due to the  limited  number of shares typically  available to the Investment Manager in an IPO. Brokerage  commissions were paid by the Funds for the year  ended  December  31,  2001 in the amount of
$92,  for the year ended  December  31, 2000 in the amount of $595,  and for the year ended December 31, 1999 in the amount of $617.

DETERMINATION OF NET ASSET VALUE

The net asset  value per  share of each  Fund is  determined  as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through
Friday except for the following  dates when the Exchange is closed in observance of Federal  holidays:  New Year's Day, Martin Luther King, Jr. Day,  Presidents'
Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day
and Christmas Day. The  determination is made by dividing the total value of the portfolio  securities  of each Fund,  plus any cash or other  assets  (including dividends  accrued but not collected),  less all  liabilities,  by the number of shares outstanding of the Fund.

Securities listed or traded on a national  securities exchange are valued at the last sale price.  If there are no sales on a particular day, then the securities are  valued at the last bid price.  All other  securities,  held by  Diversified
Income and High Yield Funds, for which market quotations are readily  available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be  unsatisfactory  by the Board of  Directors, then the securities shall be valued in good faith by such method as the Board of
Directors  determines  will reflect fair market value.  Valuations of the Funds'
securities are supplied by a pricing service approved by the Board of Directors.

Valuations  furnished by the pricing  service  with  respect to  Municipal  Bond
Fund's municipal  securities are based upon appraisals from recognized municipal securities dealers derived from information  concerning market  transactions and quotations.  Securities for which market  quotations  are readily  available are valued at the last  reported  sale price,  or, if no sales are  reported on that day, at the mean between the latest  available bid and asked prices.  Securities for which market  quotations  are not readily  available  (which are expected to constitute  the  majority of Municipal  Bond Fund's  portfolio  securities)  are valued  at  the  best  available  current  bid  price  by the  pricing  service, considering  such factors as yields or prices of municipal  bonds of  comparable quality,  type of issue,  coupon,  maturity and rating,  indications as to value from dealers,  and general market  conditions.  The Fund's  officers,  under the general supervision of the Board of Directors,  will regularly review procedures used by, and valuations provided by, the pricing service.  Municipal Bond Fund's taxable short-term  securities for which market quotations are readily available will be valued at market value,  which is the last reported sale price or, if no sales are reported on that day, at the mean between the latest available bid and asked prices except that securities having 60 days or less remaining to maturity may be valued at their amortized cost as discussed below.

Cash Fund's  securities  are valued by the amortized  cost  valuation  technique which does not take into consideration unrealized gains or losses. The amortized cost  valuation  technique  involves  valuing  an  instrument  at its  cost  and thereafter  assuming a constant  amortization  to  maturity  of any  discount or premium  regardless of the impact of  fluctuating  interest  rates on the market value of the instrument.  While this method provides certainty in valuation,  it may result in periods  during which value,  as determined by amortized  cost, is higher  or  lower  than  the  price  Cash  Fund  would  receive  if it sold  the instrument.

During periods of declining  interest  rates,  the daily yield on shares of Cash
Fund computed as described  above may tend to be higher than a like  computation made by a fund with identical  investments utilizing a method of valuation based upon  market  prices and  estimates  of market  prices for all of its  portfolio instruments.  Thus, if the use of amortized  cost by Cash Fund resulted in lower aggregate  portfolio  value on a particular  day, a prospective  investor in the
Fund would be able to obtain a somewhat  higher  yield  than would  result  from investment in a fund  utilizing  solely market values and existing  investors in
Cash Fund would receive less  investment  income.  The converse would apply in a period of rising interest rates.

The use of amortized cost and the maintenance of Cash Fund's per share net asset value at $1.00 is based on its election to operate under the  provisions of Rule
2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted  average portfolio  maturity of 90 days or less,  purchase only instruments  having  remaining  maturities of thirteen  months or less, and invest only in securities  which are determined by the Board of  Directors  to present  minimal  credit risks and which are of high quality  as  determined  by any  major  rating  service,  or in the  case of any instrument  not  so  rated,  considered  by  the  Board  of  Directors  to be of comparable quality.

The Board of Directors  has  established  procedures  designed to maintain  Cash
Fund's price per share, as computed for the purpose of sales and redemptions, at
$1.00.  These procedures include a review of the Fund's holdings by the Board of
Directors at such intervals as they deem  appropriate  to determine  whether the
Fund's net asset value  calculated using available  market  quotations  deviates from $1.00 per share based on amortized  cost. If any  deviation  exceeds 1/2 of
1%, the Board of Directors will promptly  consider what action,  if any, will be initiated.  In the event  the Board of  Directors  determines  that a  deviation exists  which  may  result in  material  dilution  or other  unfair  results  to investors  or existing  shareholders,  they have agreed to take such  corrective action as they regard as necessary and  appropriate,  including the sale of some instruments in Cash Fund's  portfolio  prior to maturity to shorten average Fund maturity  or  withholding  dividends.  Cash  Fund will use its best  efforts  to maintain a  constant  net asset  value per share of $1.00.  See  "Security  Cash
Fund," page 11, and  "Dividends  and Taxes," page 51. Since  dividends  from net investment  income will be accrued daily and paid  monthly,  the net asset value per share of Cash Fund will  ordinarily  remain at $1.00,  but the Fund's  daily dividends will vary in amount.

Diversified  Income Fund,  High Yield Fund and  Municipal  Bond Fund may use the
amortized cost  valuation  technique  utilized by Cash Fund for securities  with maturities of 60 days or less. In addition,  Diversified  Income, High Yield and
Municipal Bond Funds may use a similar  procedure for securities  having 60 days or less  remaining  to maturity  with the value of the  security on the 61st day being used rather than the cost.

The Funds will accept  orders from dealers on each  business day up to 4:30 p.m.
(Central Time).

HOW TO REDEEM SHARES

A  shareholder  may redeem shares at the net asset value next  determined  after such shares are tendered for redemption. The amount received may be more or less than the  investor's  cost,  depending  upon the market  value of the  portfolio securities at the time of redemption.

Shares  will be redeemed on request of the  shareholder  in proper  order to the
Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1)
a written request for redemption  signed by all registered owners exactly as the account is registered,  including  fiduciary  titles, if any, and specifying the account  number and the dollar amount or number of shares to be redeemed;  (2) a guarantee of all signatures on the written  request or on the share  certificate or accompanying  stock power; (3) any share  certificates  issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment  Manager for redemption by corporations  or other  organizations, executors, administrators,  trustees, custodians or the like. Transfers of share ownership  are subject to the same  requirements.  A signature  guarantee is not required  for  redemptions  of $25,000 or less,  requested by and payable to all shareholders of record for an account,  to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution,  such as a bank,  broker,  credit  union,  national  securities  exchange  or  savings association.  The Investment  Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future.
To avoid delay in redemption or transfer,  shareholders  having questions should contact the Investment Manager.

The amount due on  redemption,  will be the net asset  value of the shares  next computed  after the  redemption  request  in  proper  order is  received  by the
Investment  Manager less any  applicable  deferred  sales  charge.  In addition, shareholders of Cash Fund will receive any  undistributed  dividends,  including any dividend  declared on the day of the  redemption.  Payment of the redemption price will be made by check (or by wire at the sole discretion of the Investment
Manager if wire  transfer is requested,  including  name and address of the bank and the  shareholder's  account  number to which  payment is to be wired) within seven days after receipt of the  redemption  request in proper order.  The check will  be  mailed  to the  shareholder's  registered  address  (or  as  otherwise directed).  Remittance by wire (to a commercial bank account in the same name(s)
as the shares are  registered) or by certified or cashier's  check or by express mail, if requested,  will be at a charge of $20, which will be deducted from the redemption  proceeds.  Redemption  proceeds  can be  sent  by  electronic  funds transfer, free of charge, to the shareholder's bank account.

Cash Fund offers redemption by check. If blank checks are requested on the Check
Writing Request form, the Fund will make a supply available. Checks for the Cash
Fund may be drawn  payable to the order of any payee (not to cash) in any amount of $100 or more. Checks may be cashed or deposited like any other check drawn on a bank.  When a check  is  presented  to the Fund for  payment,  it will  redeem sufficient  full and fractional  shares to cover the check.  Such shares will be redeemed at the price next calculated  following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption,  by check or otherwise, may be less than the amount  invested.  Any check presented for payment which is more than the value of the account  will be  returned  without  payment,  marked
"Insufficient  Funds." A  shareholder  does not have the right to place stop pay orders on Cash Fund checks  written.  However,  the Fund may, at its discretion, agree to use reasonable  efforts to honor such  requests.  In the event that the
Fund  undertakes to stop a check,  its only obligation will be to use reasonable efforts  to do so and  neither  the  Fund  nor the  Investment  Manager  will be responsible for any loss or damage  resulting from the inability to stop payment on a check written by a shareholder. Each new shareholder will initially receive twelve  checks  free of charge and such  additional  checks as may be  required.
Since the amount available for withdrawal  fluctuates daily, it is not practical for a shareholder  to attempt to withdraw the entire  investment  by check.  The
Fund  reserves the right to  terminate  this service at any time with respect to existing as well as future shareholders. Redemption by check is not available if any shares are held in  certificate  form or if shares being  redeemed  have not been on the Fund's books for at least 15 days.

When  investing in the Funds,  shareholders  are  required to furnish  their tax identification  number  and  to  state  whether  or  not  they  are  subject  to withholding  for prior  underreporting,  certified under penalties of perjury as prescribed by the Internal  Revenue  Code.  To the extent  permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to  reimburse  for the IRS penalty  imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption,  less any  applicable  deferred sales charge,  for shares  redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock  Exchange is restricted or such Exchange is closed for other than weekends or holidays,  or any emergency is deemed to exist by the
Securities and Exchange Commission.  When a redemption request is received,  the redemption  proceeds are deposited into a redemption account  established by the
Distributor  and the  Distributor  sends a check  in the  amount  of  redemption proceeds  to the  shareholder.  The  Distributor  earns  interest on the amounts maintained in the redemption  account.  Conversely,  the  Distributor  may cause payments  to be made to the Funds in the case of  orders  for  purchase  of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption  procedure,  the Funds repurchase shares from  broker/dealers  at the price determined as of the close of business on the day such offer is confirmed.  Dealers may charge a commission on the  repurchase of shares.

The repurchase or redemption of shares held in a  tax-qualified  retirement plan must be  effected  through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 59.)

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption  check  until  such time as they have  assured  themselves  that good payment  (E.G.,  cash or certified  check on a U.S. bank) has been collected for the  purchase  of such  shares,  which may take up to 15 days from the  purchase date.

Municipal  Bond  Fund's  Articles of  Incorporation  provide  that,  in order to minimize  expenses,  the Fund  may,  pursuant  to a  resolution  of the Board of
Directors,  adopt a procedure  whereby it would redeem  shareholder  accounts in which  there  are  fewer  than 50  shares  (or such  lesser  amount as the board determines) after having given the shareholders at least 60 days' written notice and an opportunity to increase the account to at least 50 shares. This procedure can be implemented  only after six months' prior notice to all shareholder  that the  procedure  will be put into effect.  The Board of Directors  has no present plan to implement an involuntary redemption procedure.

TELEPHONE  REDEMPTIONS  --Shareholders  of the Funds may  redeem  uncertificated shares  in  amounts  up to  $25,000  by  telephone  request,  provided  that the shareholder has completed the Telephone Redemption section of the application or a Telephone  Redemption form which may be obtained from the Investment  Manager.
The proceeds of a telephone redemption will be sent to the shareholder at his or her  address  as  set  forth  in  the  application  or in a  subsequent  written authorization. Once authorization has been received by the Investment Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461,  extension
3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m.
Central time.  Redemption  requests received by telephone after the close of the
New York Stock Exchange  (normally 3:00 p.m. Central time) will be treated as if received on the next business day.  Telephone  redemptions  are not accepted for
IRA and 403(b)(7) accounts. A shareholder who authorizes  telephone  redemptions authorizes the  Investment  Manager to act upon the  instructions  of any person identifying  themselves as the owner of the account or the owner's  broker.  The
Investment  Manager has  established  procedures  to confirm  that  instructions communicated  by telephone  are genuine and will be liable for any losses due to fraudulent  or  unauthorized  instructions  if  it  fails  to  comply  with  its
procedures.   The  Investment  Manager's  procedures  require  that  any  person requesting  a  redemption  by  telephone  provide the account  registration  and number, the owner's tax  identification  number, and the dollar amount or number of shares to be redeemed,  and such  instructions must be received on a recorded line.  Neither the Fund, the Investment  Manager,  nor the  Distributor  will be liable for any loss,  liability,  cost or expense  arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a shareholder  who authorizes  telephone  redemptions  may bear the risk of loss from a fraudulent or unauthorized  request.  The telephone  redemption privilege may be  changed or  discontinued  at any time by the  Investment  Manager or the
Funds.

During periods of severe market or economic  conditions,  telephone  redemptions may be difficult to implement and  shareholders  should make redemptions by mail as described under "How to Redeem Shares," page 47.

HOW TO EXCHANGE SHARES

Pursuant to  arrangements  with the  Distributor,  shareholders of the Funds may exchange  their shares for shares of another of the Funds,  or for shares of the other mutual funds  distributed  by the  Distributor,  which  currently  include
Security  Equity,  Growth  and  Income,  Global,  Ultra,  Total  Return,  Social
Awareness,  Mid Cap Value,  Small Cap  Growth,  International,  Enhanced  Index,
Select 25, Large Cap Growth and Technology Funds.  Such  transactions  generally have the same tax  consequences  as  ordinary  sales and  purchases  and are not tax-free exchanges.

Shares of the  Diversified  Income Fund, High Yield Fund and Municipal Bond Fund
may  be  exchanged  for  shares  of the  same  class  of  another  of the  funds distributed by the Distributor or for shares of Cash Fund, which offers a single class of  shares.  Any  applicable  contingent  deferred  sales  charge  will be calculated from the date of the initial purchase without regard to the period of time during which shares were held in Cash Fund.

Because Cash Fund does not impose a sales charge in connection with sales of its shares,  any exchange of Cash Fund shares  acquired  through direct  purchase or reinvestment  of dividends will be based upon the respective net asset values of the shares involved next determined after the exchange is accepted,  and a sales charge will be imposed equal to the sales charge that would be applicable if the shareholder  were  purchasing  shares of the other Fund  involved for cash.  The amount  of  such  sales  charge  will be paid  by  Cash  Fund on  behalf  of the exchanging  shareholder  directly to the  Distributor and the net asset value of the shares being exchanged will be reduced by a like amount.

Shareholders  making such  exchanges  must provide the  Investment  Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds.  Shares of Cash Fund begin earning dividends on the day after the date an  exchange  into such shares is  effected.  Any such exchange is subject to the minimum  investment and  eligibility  requirements of each Fund. No service fee is presently imposed on such an exchange.

Exchanges may be  accomplished by submitting a written request to the Investment
Manager, One Security Benefit Place, Topeka,  Kansas 66636-0001.  Broker/dealers who process  exchange  orders on behalf of their  customers may charge a fee for their  services.  Such fee  would be in  addition  to any of the  sales or other charges  referred  to above  but may be  avoided  by  making  exchange  requests directly to the Investment  Manager.  Due to the high cost of exchange  activity and the  maintenance of accounts having a net value of less than $100, Cash Fund reserves  the right to totally  convert  the  account if at any time an exchange request results in an account being lowered below the $100 minimum.

An exchange of shares,  as described  above,  may result in the realization of a capital gain or loss for federal  income tax purposes,  depending on the cost or other value of the shares  exchanged.  No  representation  is made as to whether gain or loss would  result from any  particular  exchange or as to the manner of determining  the amount of gain or loss.  (See  "Dividends and Taxes," page 50.)
Before effecting any exchange  described  herein,  the investor may wish to seek the advice of a financial or tax adviser.

Exchanges of shares of the Funds may be made only in jurisdictions  where shares of the fund being acquired may lawfully be sold. More complete information about the other Security Funds,  including charges and expenses,  are contained in the current prospectus describing each fund.  Shareholders are advised to obtain and review carefully,  the applicable  prospectus prior to effecting any exchange. A copy of such  prospectus  will be given  by the  Distributor  to any  requesting shareholder.

The exchange privilege may be changed or discontinued any time at the discretion of the  management  of the Funds  upon 60 days'  notice to  shareholders.  It is contemplated,  however,  that this  privilege will be extended in the absence of objection by  regulatory  authorities  and  provided  that shares of the various funds are available and may be lawfully  sold in the  jurisdiction  in which the shareholder resides.

EXCHANGE BY TELEPHONE -- To exchange  shares by telephone,  a  shareholder  must have completed  either the Telephone  Exchange  section of the  application or a
Telephone Transfer  Authorization form which may be obtained from the Investment
Manager.  Authorization  must be on file  with  the  Investment  Manager  before exchanges may be made by telephone.  Once authorization has been received by the
Investment  Manager,  a shareholder  may exchange shares by telephone by calling the Funds at (800)  888-2461,  extension  3127,  on weekdays  (except  holidays)
between the hours of 7:00 a.m. and 6:00 p.m.  Central  time.  Exchange  requests received by telephone  after the close of the New York Stock Exchange  (normally
3:00 p.m. Central time) will be treated as if received on the next business day.
Shares which are held in certificate form may not be exchanged by telephone. The telephone  exchange  privilege is only permitted between accounts with identical registration.  The Investment Manager has established procedures to confirm that instructions  communicated  by telephone  are genuine and will be liable for any losses due to fraudulent  or  unauthorized  instructions,  if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax  identification  number,  the  dollar  amount  or number of shares to be exchanged,  and the names of the  Security  Funds  from which and into which the exchange  is to be made,  and such  instructions  must be received on a recorded line.  Neither the Funds,  the Investment  Manager,  nor the Distributor will be liable for any loss,  liability,  cost or expense  arising  out of any  request, including any fraudulent  request provided the Investment  Manager complied with its procedures.  Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a  fraudulent  or  unauthorized  request.  This  telephone exchange  privilege may be changed or discontinued at any time at the discretion of the management of the Funds.  In particular,  the Funds may set limits on the amount and frequency of such  exchanges,  in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

The following  summarizes  certain federal income tax  considerations  generally affecting  the Funds and their  shareholders.  No  attempt  is made to present a detailed  explanation  of the tax treatment of the Funds or their  shareholders, and  the  discussion  here is not  intended  as a  substitute  for  careful  tax planning.  The  discussion  is based upon  present  provisions  of the  Internal
Revenue  Code of 1986,  as amended (the  "Code"),  the  regulations  promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult  their own tax advisors with regard to the federal tax  consequences  of the purchase,  ownership,  and  disposition  of Fund shares,  as well as the tax consequences  arising  under the laws of any state,  foreign  country,  or other taxing jurisdiction.

Each Fund intends to qualify  annually and to elect to be treated as a regulated investment  company  under the Internal  Revenue  Code of 1986,  as amended (the
"Code").  To qualify as a regulated  investment  company,  each Fund must, among other  things:  (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains  from  the sale or other  disposition  of  stock,  securities  or  foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its  holdings so that,  at the end of each quarter of the taxable  year,  (a) at least 50% of the market value of the Fund's assets is represented by cash,  cash items, U.S. Government securities,  the securities of other regulated investment companies,  and other  securities,  with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the  value  of the  Fund's  total  assets  and  10% of  the  outstanding  voting securities  of such issuer,  and (b) not more than 25% of the value of its total assets  is  invested  in the  securities  of any one  issuer  (other  than  U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies),  or of two or more issuers  which the Fund controls (as that term is defined in the relevant  provisions of the Code) and which are  determined to be engaged  in the same or  similar  trades  or  businesses  or  related  trades or businesses;  and  (iii)  distribute  at least  90% of the sum of its  investment company taxable income (which includes, among other items, dividends,  interest, and net short-term  capital gains in excess of any net long-term capital losses)
and its net tax-exempt  interest each taxable year.  The Treasury  Department is authorized to promulgate  regulations  under which foreign  currency gains would constitute  qualifying income for purposes of the Qualifying Income Test only if such gains are  directly  related to  investing  in  securities  (or options and futures with respect to  securities).  To date,  no such  regulations  have been issued.

A Fund  qualifying  as a  regulated  investment  company  generally  will not be subject to U.S. federal income tax on its investment  company taxable income and net  capital  gains  (any  net  long-term  capital  gains in  excess  of the net short-term  capital losses),  if any, that it distributes to shareholders.  Each
Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the Funds,  must  distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years. To avoid  application of the excise tax, each Fund intends to make its  distributions  in  accordance  with  the  calendar  year  distribution requirement.  A distribution,  including an "exempt-interest  dividend," will be treated as paid on December 31 of the calendar  year if it is declared by a Fund in October,  November or  December of that year to  shareholders  of record on a date in such a month  and  paid by the  Fund  during  January  of the  following calendar year.  Such  distributions  are taxable to shareholders in the calendar year in which the distributions  are declared,  rather than the calendar year in which the distributions are received.

If, as a result of  exchange  controls  or other  foreign  laws or  restrictions regarding  repatriation  of capital,  a Fund were unable to distribute an amount equal  to  substantially  all of  its  investment  company  taxable  income  (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable  federal income tax treatment  afforded  regulated investment companies,  or, even if it did so qualify, it might become liable for federal taxes on  undistributed  income.  In addition,  the ability of a Fund to obtain  timely  and  accurate  information  relating  to  its  investments  is a significant  factor in complying with the  requirements  applicable to regulated investment  companies in making tax-related  computations.  Thus, if a Fund were unable to obtain  accurate  information on a timely basis, it might be unable to qualify as a regulated  investment  company,  or its tax  computations  might be subject to revisions  (which could result in the  imposition of taxes,  interest and penalties).

It is the policy of Diversified  Income,  High Yield and Municipal Bond Funds to
pay dividends from net investment income monthly.  It is the policy of the Funds to make  distributions  of  realized  capital  gains  (if any) in  excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares  of the  Funds  bear most of the  costs of  distribution  of such  shares through payment of a front-end sales charge,  while Class B, Class C and Class S shares of the Funds bear such costs through a higher  distribution fee, expenses attributable  to Class B, Class C and Class S shares,  generally  will be higher and as a result, income distributions paid by the Funds with respect to Class B,
Class C and Class S shares  generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically  reinvested on the payable date in shares of the Fund at net asset  value,  as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless  the  Investment  Manager  is  previously  notified  in  writing  by  the shareholder that such dividends or  distributions  are to be received in cash. A shareholder  may  request  that such  dividends  or  distributions  be  directly deposited to the  shareholder's  bank account.  A shareholder who elected not to reinvest  dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment  date,  reinvest  the  dividend  check without imposition of a sales charge.

Cash Fund's  policy is to declare daily  dividends of all of its net  investment income each day the Fund is open for  business,  increased  or  decreased by any realized capital gains or losses.  Such dividends are automatically  credited to shareholder  accounts.  Unless  shareholders  elect to receive  cash,  they will receive such  dividends in additional  shares on the first  business day of each month at the net asset  value on that date.  If cash is desired,  investors  may indicate so in the  appropriate  section of the  application  and checks will be mailed within five business days after the beginning of the month. The amount of dividend may fluctuate from day to day. If on any day net realized or unrealized losses on  portfolio  securities  exceed  Cash  Fund's  income  for that day and results in a decline of net asset value per share below $1.00,  the dividend for that day will be  omitted  until  the net asset  value  per  share  subsequently returns to $1.00 per share.

The Funds will not pay dividends or  distributions  of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term  capital  gains by Income  Fund or Cash Fund are  taxable as ordinary income  whether  received in cash or  reinvested in  additional  shares.  To the extent that  Municipal  Bond Fund's  dividends  are derived from interest on its temporary taxable  investments or from an excess of net short-term  capital gain over net long-term  capital loss,  its dividends are taxable as ordinary  income whether received in cash or reinvested in additional  shares.  Such dividends do not qualify for the dividends-received deduction for corporations.

The  excess of net  long-term  capital  gains  over  short-term  capital  losses realized  and  distributed  by the  Funds  or  reinvested  in Fund  shares  will generally be taxable to  shareholders  as long-term  capital  gain.  Net capital gains from assets  held for one year or less will be taxed as  ordinary  income.
Distributions  will be subject to these  capital  gains rates  regardless of how long a  shareholder  has held Fund shares.  Because Cash Fund  normally will not invest in  securities  having a  maturity  of more than one year,  it should not realize any long-term  capital  gains or losses.  Advice as to the tax status of each year's dividends and distributions will be mailed annually.

Municipal Bond Fund intends to qualify to pay "exempt-interest dividends" to its shareholders.  The Fund will be so qualified if, at the close of each quarter of its  taxable  year,  at least 50% of the value of its total  assets  consists of securities  on which the  interest  payments are exempt from federal tax. To the extent that Municipal Bond Fund's  dividends  distributed  to  shareholders  are derived  from  earnings  on  interest  income  exempt  from  federal tax and are designated as  "exempt-interest  dividends" by the Fund, they will be excludable from a  shareholder's  gross income for federal  income tax purposes.  Municipal
Bond Fund will  inform  shareholders  annually  as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

Federal  tax law  imposes  an  alternative  minimum  tax  with  respect  to both corporations and individuals based on certain items of tax preference.  Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private  entities  (but not to certain  tax-exempt  organizations such as  universities  and  non-profit  hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income.  To the extent that the Fund receives income from municipal  obligations treated as a tax preference item for purposes of the alternative  minimum tax, a portion of the  dividends  paid by it,  although  otherwise  exempt from federal income  tax,  will be  taxable  to  shareholders  to the  extent  that their tax liability will be determined  under the  alternative  minimum tax. The Fund will annually  supply  shareholders  with a report  indicating the percentage of Fund income attributable to municipal  obligations subject to the alternative minimum tax.  Additionally,  taxpayers must disclose to the Internal  Revenue Service on
their  tax  returns  the  entire  amount  of  tax-exempt   interest   (including
exempt-interest  dividends on shares of the Fund) received or accrued during the year.

In  addition,  for  corporations,  the  alternative  minimum  taxable  income is increased  by a  percentage  of the  amount by which an  alternative  measure of income ("adjusted  current  earnings,"  referred to as "ACE") exceeds the amount otherwise  determined to be the alternative minimum taxable income.  Interest on all municipal obligations,  and therefore all exempt-interest  dividends paid by the Fund, is included in calculating  ACE.  Taxpayers that may be subject to the alternative  minimum tax should consult their tax advisers  before  investing in the Municipal Bond Fund.

To the extent that  Municipal Bond Fund's  interest  income is  attributable  to private activity bonds,  dividends  allocable to such income,  while exempt from the regular  federal  income tax, may  constitute an item of tax  preference for purposes of the alternative minimum tax. In addition, for corporate shareholders of  Municipal  Bond  Fund,  exempt  interest  may  comprise  part  or  all of an adjustment to alternative minimum taxable income.

Shareholders of the Funds who redeem their shares generally will realize gain or loss upon the sale or redemption (including the exchange of shares for shares of another  fund)  which  will be capital  gain or loss if the  shares are  capital assets in the  shareholder's  hands,  and will be  taxable  to  shareholders  as long-term  capital  gains if the  shares had been held for more than one year at the time of sale or  redemption.  Net capital gains on shares held for less than one year will be taxable to shareholders as ordinary income. Investors should be aware that any loss  realized upon the sale or redemption of shares held for six months or less will be treated as a long-term  capital loss to the extent of any distribution of long-term  capital gain to the shareholder  with respect to such shares.  In addition,  any loss realized on a sale or exchange of shares will be disallowed to the extent the shares  disposed of are replaced within a period of
61 days,  beginning  30 days before and ending 30 days after the date the shares are  disposed of, such as pursuant to the  reinvestment  of  dividends.  In such case,  the  basis  of the  shares  acquired  will be  adjusted  to  reflect  the disallowed loss.

Under  certain  circumstances,  the sales charge  incurred in acquiring  Class A shares of a Fund may not be taken into account in  determining  the gain or loss on the  disposition  of those shares.  This rule applies in  circumstances  when shares  of the Fund are  exchanged  within  90 days  after  the date  they  were purchased and new shares in a regulated  investment company are acquired without a sales  charge or at a reduced  sales  charge.  In that case,  the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares  exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge  initially.  Instead,  the portion of the sales charge  affected  by this rule  will be  treated  as an amount  paid for the new shares.

Up to 85% of an  individual's  Social  Security  benefits  and certain  railroad retirement  benefits  may be  subject to federal  income  tax.  Along with other factors,  total  tax-exempt  income,  including  any  exempt-interest  dividends received  from  Municipal  Bond Fund, is used to calculate the portion of Social
Security benefits that is taxed.

Under the Internal  Revenue Code, a shareholder  may not deduct all or a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. In addition, under rules issued by the Internal  Revenue Service for determining  when borrowed funds are considered  used for the purposes of purchasing or carrying  particular  assets, the purchase of shares may be considered  to have been made with borrowed  funds even though the  borrowed  funds are not  directly  traceable to the purchase of shares.

A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative  minimum taxable income in excess of $2 million.  The  environmental tax  will  be  imposed  even  if  the  corporation  is  not  required  to pay an alternative  minimum tax because the corporation's  regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest  dividends paid by Municipal Bond Fund are included in alternative  minimum taxable income, corporate shareholders may be subject to the environmental tax.

Opinions  relating to the validity of municipal  securities and the exemption of interest  thereon  from  federal  income tax are rendered by bond counsel to the issuer.  Neither the Investment  Manager nor Municipal Bond Fund's counsel makes any review of  proceedings  relating to the issuance of municipal  securities or the basis of such opinions.

The  Funds  are  required  by  law to  withhold  31% of  taxable  dividends  and distributions  to  shareholders  who  do  not  furnish  their  correct  taxpayer identification  numbers,  or are  otherwise  subject to the  backup  withholding provisions of the Internal Revenue Code.

Each of Diversified  Income Fund and High Yield Fund (the Series of Income Fund)
will be treated  separately  in  determining  the  amounts of income and capital gains  distributions.  For this purpose,  each Fund will reflect only the income and gains, net of losses of that Fund.

A purchase of shares shortly before payment of a dividend or distribution  would be  disadvantageous  because the dividend or distribution to the purchaser would have the effect of  reducing  the per share net asset value of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such  dividends or  distributions,  although in effect a return of capital,  are subject to taxes, which may be at ordinary income tax rates.

OPTIONS,  FUTURES AND FORWARD  CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures  contracts,  and  forward  contracts  in which a Fund may  invest may be
"Section 1256  contracts."  Gains or losses on Section 1256 contracts  generally are  considered  60%  long-term  and 40%  short-term  capital  gains or  losses;
however,  foreign  currency  gains or losses  arising from certain  Section 1256 contracts  may be  treated  as  ordinary  income  or loss.  Also,  Section  1256 contracts  held by a Fund at the end of each taxable year (and at certain  other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally,  the  hedging  transactions  undertaken  by  a  Fund  may  result  in
"straddles" for U.S. federal income tax purposes.  The straddle rules may affect the  character  of gains (or losses)  realized by a Fund.  In  addition,  losses realized  by a Fund on  positions  that are part of a straddle  may be  deferred under the straddle  rules,  rather than being taken into account in  calculating the  taxable  income for the  taxable  year in which such  losses are  realized.
Because  only a few  regulations  implementing  the  straddle  rules  have  been promulgated,  the tax consequences of transactions in options,  futures, forward contracts,  swap  agreements  and other  financial  contracts  to a Fund are not entirely clear. The  transactions may increase the amount of short-term  capital gain realized by a Fund which is taxed as ordinary  income when  distributed  to shareholders.

A Fund may make one or more of the elections  available under the Code which are applicable  to  straddles.  If a Fund makes any of the  elections,  the  amount, character  and timing of the  recognition  of gains or losses from the  affected straddle  positions  will be determined  under rules that vary  according to the election(s)  made.  The rules  applicable  under  certain of the  elections  may operate to  accelerate  the  recognition  of gains or losses  from the  affected straddle positions.

Because  application  of the straddle rules may affect the character of gains or losses,  defer losses and/or  accelerate the recognition of gains or losses from the  affected  straddle  positions,  the  amount  which must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations  regarding the treatment of swap agreements,  and related caps, floors and collars, have been implemented, the tax consequences of such  transactions  are not entirely clear. The Funds intend to account for such transactions  in a manner  deemed by them to be  appropriate,  but the  Internal
Revenue Service might not necessarily accept such treatment.  If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements  applicable to a Fund's qualification as a regulated investment company  may  limit  the  extent  to  which a Fund  will be  able to  engage  in transactions in options, futures contracts,  forward contracts,  swap agreements and other financial contracts.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated  redemption  price  of such  debt  security,  the  excess  of the  stated
redemption price over the purchase price is "market  discount." If the amount of market  discount  is more than a DE MINIMUS  amount,  a portion  of such  market discount  must be included as ordinary  income (not capital gain) by the Fund in each taxable  year in which the Fund owns an interest in such debt  security and receives a principal payment on it. In particular,  the Fund will be required to allocate that principal  payment first to the portion of the market  discount on the debt security  that has accrued but has not  previously  been  includable in income. In general, the amount of market discount that must be included for each period is equal to the  lesser of (i) the  amount  of market  discount  accruing during  such period  (plus any accrued  market  discount  for prior  periods not previously taken into account) or (ii) the amount of the principal  payment with respect to such period. Generally,  market discount accrues on a daily basis for each day the debt  security  is held by a Fund at a constant  rate over the time remaining to the debt security's  maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual  compounding of interest.  Gain realized on the disposition of a market  discount  obligation must be recognized as ordinary  interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities  acquired by the Funds may be treated as debt  securities  that were  originally  issued at a  discount.  Very generally,  original  issue  discount is defined as the  difference  between the price  at  which a  security  was  issued  and its  stated  redemption  price at maturity.  Although  no cash  income on account  of such  discount  is  actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore,  such  income  would  be  subject  to the  distribution  requirements applicable to regulated investment companies.

Some debt  securities  may be purchased by the Funds at a discount  that exceeds the original issue  discount on such debt  securities,  if any. This  additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Recently enacted rules may affect the timing and character of gain if a Fund engages in  transactions  that reduce or eliminate its risk of loss with respect to appreciated  financial  positions.  If the Fund enters into certain transactions in property while holding substantially identical property, the Fund  would be  treated as if it had sold and  immediately  repurchased  the property  and  would be taxed on any gain  (but no loss)  from the  constructive sale.  The  character  of gain from a  constructive  sale would  depend upon the
Fund's  holding period in the property.  Loss from a constructive  sale would be recognized  when the property was  subsequently  disposed of, and its  character would depend on the Fund's  holding  period and the  application of various loss deferral provisions of the Code.

FOREIGN  TAXATION  -- Income  received by a Fund from  sources  within a foreign country may be subject to  withholding  and other taxes imposed by that country.
Tax conventions  between certain  countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and  distributions paid to the Funds'  shareholders.  So long as a Fund  qualifies  as a  regulated investment company,  certain distribution  requirements are satisfied,  and more than 50% of such  Fund's  assets at the close of the  taxable  year  consists of securities of foreign corporation, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive  presentation of the tax consequences of investing in a
Fund.  Distributions may also be subject to additional state,  local and foreign taxes, depending on each shareholder's particular situation.  Depending upon the nature and extent of a Fund's contacts with a state or local  jurisdiction,  the
Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable  law as doing  business in, or as having  income  derived  from,  the jurisdiction.  Persons who may be "substantial  users" (or "related  persons" of substantial  users) of  facilities  financed by private  activity  bonds  should consult their tax adviser before  purchasing  Municipal  Bond Fund shares.  (See
"Municipal  Securities,"  page 9.) Shareholders are advised to consult their own tax  advisers  with respect to the  particular  tax  consequences  to them of an investment in a Fund.

ORGANIZATION

The Articles of Incorporation of Income and Municipal Bond Funds provide for the issuance  of shares of common  stock in one or more  classes  or series  and the
Articles of Cash Fund provide for the issuance of stock in one or more series.

Income Fund has  authorized  the issuance of an  indefinite  number of shares of capital  stock of $1.00 par  value  and  currently  issues  its  shares in three series,  Diversified Income Fund, High Yield Fund and Capital Preservation Fund.
The  shares of each  Series  of  Income  Fund  represent  a pro rata  beneficial interest in that  Series' net assets and in the  earnings  and profits or losses derived from the  investment of such assets.  Municipal Bond and Cash Funds have not issued shares in any additional  series at the present time.  Municipal Bond and Cash Funds have authorized the issuance of an indefinite number of shares of capital stock of $0.10 par value.

Municipal Bond Fund currently issues two classes of shares.  Diversified  Income
Fund and High Yield Fund  currently  issue  four  classes of shares.  Each class participates proportionately based on its relative net asset values in dividends and distributions and has equal voting, liquidation and other rights except that
(i)  expenses  related  to the  distribution  of each  class of  shares or other expenses that the Board of Directors  may designate as class  expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting  rights with  respect to any  Distribution  Plan  adopted for that class;
(iii) each class has different  exchange  privileges;  and (iv) each class has a different  designation.  When  issued and paid for,  the  shares of  Diversified
Income,  High  Yield,  Municipal  Bond and  Cash  Funds  will be fully  paid and nonassessable  by the Funds.  Shares may be exchanged as described under "How to
Exchange  Shares,"  page 49,  but will  have no  other  preference,  conversion,
exchange  or  preemptive  rights.   Shares  are  transferable,   redeemable  and
assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors,  all shares of the Series of Income Fund vote  together  with each share having one vote. On other matters affecting a particular Series,  such as the investment  advisory contract or the fundamental  policies,  only shares of that Series are  entitled to vote,  and a majority  vote of the shares of that  Series is  required  for  approval  of the proposal.

The Funds do not generally hold annual meetings of  shareholders  and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders.  Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT
AND DIVIDEND-PAYING AGENT

UMB Bank,  N.A.,  928 Grand  Avenue,  Kansas  City,  Missouri  64106 acts as the custodian for the portfolio  securities of Diversified  Income Fund,  High Yield
Fund,  Municipal Bond Fund and Cash Fund. Security Management Company,  LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

The firm of Ernst & Young LLP, One Kansas City Place,  1200 Main Street,  Kansas
City,  Missouri,  has  been  selected  by the  Funds  to  serve  as  the  Funds'
independent auditors,  and as such, will perform the annual audit of each Fund's financial statements.

PERFORMANCE INFORMATION

The  Funds  may,  from  time  to  time,  include   performance   information  in
advertisements,  sales  literature  or reports to  shareholders  or  prospective investors.  Performance information in advertisements or sales literature may be expressed as yield for each of the Funds, effective yield for Cash Fund, taxable equivalent  yield for  Municipal  Bond Fund and average  annual total return and aggregate total return for Municipal Bond and Income Funds.

For Cash Fund,  the  current  yield will be based upon the seven  calendar  days ending on the date of calculation ("the base period").  The total net investment income  earned,  exclusive of realized  capital  gains and losses or  unrealized appreciation  and  depreciation,  during  the  base  period,  on a  hypothetical pre-existing  account having a balance of one share will be divided by the value of the account at the beginning of that period.  The resulting figure ("the base period  return") will then be  multiplied by 365/7 to obtain the current  yield.
Cash Fund's  current yield for the seven-day  period ended December 31, 2001 was
1.15%.

Cash Fund's  effective  (or compound)  yield for the same period was 1.16%.  The effective yield reflects the compounding of the current yield by reinvesting all dividends and will be computed by compounding the base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and  subtracting  1 from the  result.  The yield of the Fund may be  obtained by calling the Fund.

Investors  should  recognize  that  investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

With respect to Income Fund and Municipal Bond Fund, quotations of yield will be based on the  investment  income per share  earned  during a  particular  30-day period,  less  expenses per share  accrued  during the period  ("net  investment income") and will be computed by dividing net  investment  income by the maximum offering  price  per  share  on the  last day of the  period,  according  to the following formula:

                    YIELD = 2[(A-B
                              ----- + 1)^6 -
                               CD
                                   1]

where A = dividends and interest earned during the period,  B = expenses accrued for the period  (net of any  reimbursements),  C = the average  daily  number of shares  outstanding  during the period that were entitled to receive  dividends, and D = the maximum offering price per share on the last day of the period.

Municipal Bond Fund's  tax-equivalent  yield,  like yield,  is based on a 30-day period and is computed by dividing that portion of the Fund's yield (computed as described  above) which is  tax-exempt by one minus a stated income tax rate and adding the resulting figure to that portion of the Fund's yield, if any, that is not tax-exempt.

For the 30-day period ended  December 31, 2001,  the yield for each Fund was the following:

    ------------------------------------------------------------
                          CLASS A   CLASS B   CLASS C   CLASS S
    ------------------------------------------------------------
    Diversified Income    5.03%     4.08%     5.41%     7.84%
    Fund
    ------------------------------------------------------------
    High Yield Fund       8.89%     8.01%     8.69%      ---
    ------------------------------------------------------------
    Municipal Bond Fund   3.95%     3.38%      N/A       N/A
    ------------------------------------------------------------

For the  same  period,  the tax  equivalent  yield  for the  Class A  shares  of
Municipal  Bond Fund  assuming  a 15% income tax rate and a 28% income tax rate, respectively, was 4.65% and 5.49%.

For the  same  period,  the tax  equivalent  yield  for the  Class B  shares  of
Municipal  Bond Fund  assuming  a 15% income tax rate and a 28% income tax rate, respectively, was 3.98% and 4.69%.

There is no  assurance  that a yield quoted will remain in effect for any period of time.  Inasmuch as certain  estimates must be made in computing average daily yield,  actual  yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio,  the portfolio quality and average maturity of such  instruments,  changes in interest  rates and the actual Fund  expenses.
Yield  computations  will  reflect the  expense  limitations  described  in this
Prospectus under "Investment Manager."

Quotations  of average  annual  total  return will be  expressed in terms of the average  annual  compounded  rate of  return  of a  hypothetical  investment  in
Diversified  Income Fund, High Yield Fund or Municipal Bond Fund over periods of
1, 5 and 10  years  (up to the life of the  Fund),  calculated  pursuant  to the following formula:

                                 P(1 + T)^n = ERV

(where P = a  hypothetical  initial  payment of $1,000,  T = the average  annual total return, n = the number of years, and ERV = the ending  redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  All average annual total return  figures will reflect the  deduction of the maximum  initial sales load in the case of  quotations  of  performance  of Class A shares or the applicable  contingent  deferred  sales  charge  in the  case of  quotations  of performance  of Class B shares  and Class C shares and a  proportional  share of
Fund  expenses  on  an  annual   basis,   and  assume  that  all  dividends  and
distributions are reinvested when paid.

For the 1-, 5- and 10-year  periods ended  December 31, 2001, the average annual total return for each Fund was the following:

-------------------------------------------------------------
1 YEAR
-------------------------------------------------------------
                    CLASS A   CLASS B    CLASS C   CLASS S
-------------------------------------------------------------
Diversified          2.28%     1.37%      5.30%    (1.62)%1
Income Fund
-------------------------------------------------------------
High Yield Fund     (0.09)%   (0.92)%     3.05%   (13.89)%1
------------------------------------------------------------
Municipal           (1.15)%   (2.09)%      ---       ---
Bond Fund
-------------------------------------------------------------
1    From February 1, 2001 (date of inception) to December 31, 2001
-------------------------------------------------------------

-------------------------------------------------------------
5 YEARS
-------------------------------------------------------------
                         CLASS A     CLASS B      CLASS C
-------------------------------------------------------------
Diversified Income        5.21%       4.85%        8.54%1
Fund
-------------------------------------------------------------
High Yield Fund           2.65%       2.43%        1.64%1
-------------------------------------------------------------
Municipal Bond Fund       4.32%       3.99%         ---
-------------------------------------------------------------
1  From May 1, 2000 (date of inception) to December 31, 2001
-------------------------------------------------------------

-------------------------------------------------------------
10 YEARS
-------------------------------------------------------------
                                     CLASS A      CLASS B
-------------------------------------------------------------
Diversified Income Fund               5.70%         4.26%1
-------------------------------------------------------------
High Yield Fund                       3.41%2        3.49%2
-------------------------------------------------------------
Municipal Bond Fund                   4.91%         3.17%1
-------------------------------------------------------------
1   From October 19, 1993 (date of inception) to
    December 31, 2001
2   From August 5, 1996 (date of inception) to December 31,
    2001

-------------------------------------------------------------

The aggregate total return for Income and Municipal Bond Funds is calculated for any specified period of time pursuant to the following formula:

                                 P(1 + T)^n = ERV

(where P = a hypothetical  initial payment of $1,000, T = the total return,  and
ERV = the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period).  All aggregate  total return  figures will assume that all dividends and  distributions  are reinvested  when paid. The Funds may, from time to time,  include  quotations of total return that do not reflect deduction of the sales load  which,  if  reflected,  would  reduce the total  return  data quoted.

For the periods  ended  December  31,  2001,  the  aggregate  total return on an investment for each Fund calculated as described above was the following:

-------------------------------------------------------------
                    CLASS A   CLASS B    CLASS C   CLASS S
-------------------------------------------------------------
Diversified         82.90%1    40.80%2   14.68%4    4.38%5
Income Fund
-------------------------------------------------------------
High Yield Fund     19.63%3    20.38%3    2.76%4   (8.39)%5
-------------------------------------------------------------
Municipal           69.63%1    29.20%2     ---       ---
Bond Fund
-------------------------------------------------------------
1   From December 31, 1991
2   From October 19, 1993
3   From August 5, 1996 (date of inception)
4   From May 1, 2000 (date of inception)
5   From February 1, 2001 (date of inception)
-------------------------------------------------------------

These figures reflect  deduction of the maximum initial sales load and deduction of the maximum  contingent  deferred  sales charge.  Fee waivers  and/or expense reimbursements  were in effect for each of the Funds in the year ended  December
31, 2001.  In the absence of the waivers  and/or  reimbursements,  the yield and performance quoted above would be reduced.

The Funds may also quote after-tax  total returns and tax efficiency.  After-tax returns show the Funds'  annualized  after-tax total returns for the time period specified.  After-tax  returns  with  redemptions  show  the  Funds'  annualized after-tax  total  return for the time period  specified  plus the tax effects of selling your shares of the Funds at the end of the period.  To  determine  these figures,  all income,  short-term  capital  gain  distributions,  and  long-term capital  gain  distributions  are  assumed  to have  been  taxed  at the  actual historical  federal  maximum  tax rate.  Those  maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Tax Efficiency is derived by dividing  after-tax returns by pretax returns.  The highest  possible  score would be 100%,  which would apply to a Fund that had no taxable distributions.  Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax  returns depend on a shareholder's tax situation and may differ from those advertised by the Funds.  After-tax  returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                  P(1+T)^n =ATRD

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after  taxes on  distributions),  n= number of years,  ATRD = ending value of a hypothetical  $1,000  payment  made at the  beginning  of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year  periods (or  fractional  portion), after taxes on fund distributions but not after taxes on redemption.

Quotations  of average  annual total return  (after taxes on  distributions  and redemptions) will be calculated pursuant to the following formula:

                                 P(1+T)^n =ATRDR

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after  taxes on  distributions  and  redemptions,  n= number of years,  ATRDR =
ending value of a  hypothetical  $1,000 payment made at the beginning of the 1-,
5-,  or 10- year  periods  at the end of the 1-,  5-,  or  10-year  periods  (or fractional portion), after taxes on fund distributions and redemptions.

For the 1-, 5- and 10-year  periods  ended  December  31,  2001,  the  after-tax average annual total return for each Fund was the following:

------------------------------------------------------------
1 YEAR
------------------------------------------------------------
                                                   CLASS A
------------------------------------------------- ----------
Diversified Income Fund
------------------------------------------------- ----------
After-tax return on distributions.............      0.08%
After-tax return on distributions and sale of
fund shares...................................      1.35%
------------------------------------------------- ----------
High Yield Fund
------------------------------------------------- ----------
After-tax return on distributions.............     -3.42%
After-tax return on distributions and sale of
fund shares...................................     -0.08%
------------------------------------------------- ----------
Municipal Bond Fund
------------------------------------------------- -----------
After-tax return on distributions.............     -1.15%
After-tax return on distributions and sale of
fund shares...................................      0.91%
------------------------------------------------- -----------

------------------------------------------------------------
5 YEARS
------------------------------------------------------------
                                                   CLASS A
------------------------------------------------- -----------
Diversified Income Fund
------------------------------------------------- -----------
After-tax return on distributions.............      2.77%
After-tax return on distributions and sale of
fund shares...................................      2.92%
------------------------------------------------- -----------
High Yield Fund
------------------------------------------------- -----------
After-tax return on distributions.............     -0.87%
After-tax return on distributions and sale of
fund shares...................................      0.42%
------------------------------------------------- -----------
Municipal Bond Fund
------------------------------------------------- -----------
After-tax return on distributions.............      4.32%
After-tax return on distributions and sale of
fund shares...................................      4.32%
------------------------------------------------- -----------

------------------------------------------------------------
10 YEARS
------------------------------------------------------------
                                                   CLASS A
------------------------------------------------- -----------
Diversified Income Fund
------------------------------------------------- -----------
After-tax return on distributions.............      2.94%
After-tax return on distributions and sale of
fund shares...................................      3.14%
------------------------------------------------- -----------
High Yield Fund
------------------------------------------------- -----------
After-tax return on distributions.............     -0.09%
After-tax return on distributions and sale of
fund shares...................................      1.03%
------------------------------------------------- -----------
Municipal Bond Fund
------------------------------------------------- -----------
After-tax return on distributions.............      4.76%
After-tax return on distributions and sale of
fund shares...................................      4.78%

------------------------------------------------- -----------

Quotations  of yield,  tax-equivalent  yield,  average  annual  total return and aggregate  total  return will  reflect only the  performance  of a  hypothetical investment  during the particular  time period shown.  Such quotations will vary based on changes in market conditions and the level of the Fund's expenses,  and no reported performance figure should be considered an indication of performance which may be expected in the future.

PERMISSIBLE ADVERTISING INFORMATION

From  time to  time,  the  Funds  may,  in  addition  to any  other  permissible information, include the following types of information in advertisements, sales
literature,   reports  to   shareholders   and  other  investor   communications
("advertisements"):  (1) discussions of general economic or financial principles
(such as the effects of compounding and the benefits of dollar-cost  averaging);
(2) discussions about past, current or possible  economic,  market and political trends and events;  (3)  presentations  of statistical  data to supplement  such discussions; (4) published evaluations by nationally recognized ranking services and financial or business  publications or other media including reprints of, or selections from, such publications;  (5) descriptions and updates concerning the
Funds' strategies,  and past or anticipated portfolio investments;  (6) analysis
of  their  investments  by  industry,   country,  credit  quality  and/or  other
characteristics;  (7) the general  biography or work experience of the portfolio managers  of the  Funds  including  information  about  awards  received  by the portfolio managers,  mentions of a manager in the media, or announcements of the portfolio manager's appearance on television or radio programs, or presentations at  conferences  or trade shows;  (8)  portfolio  manager  commentary  or market updates; (9) investment philosophy and the research methodology underlying stock selection  or  the  Funds'  investment  objective;  (10)  a  discussion  of  the risk/return  continuum  relating to different  investments;  (11) discussions on general  principles of investing such as asset allocation,  diversification  and risk tolerance;  (12) testimonials describing the experience of persons who have invested  in a  Fund;  (13)  discussions  about  retirement  and  investing  for retirement;  (14) data  concerning the projected cost of a college  education in future  years based on current or recent costs of college and an assumed rate of increase for such costs;  (15)  information  regarding the relative  reliance in recent years on personal savings for retirement income versus reliance on Social
Security  benefits  and  company  sponsored  retirement  plans;  and (16)  other information of interest to investors.

Advertisements  also may  include  the  Funds'  performance,  goals,  risks  and expenses  compared  with (a)  various  indexes so that  investors  may compare a
Fund's results with those of a group of unmanaged  securities widely regarded by investors as  representative  of the  securities  markets in general;  (b) other groups of mutual funds tracked by Lipper Analytical  Services Inc.,  Morningstar or  another  independent  research  firm  which  ranks  mutual  funds by overall performance,  investment  objectives,  and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other  criteria;  (c) the Consumer  Price Index  (measure for  inflation)  to assess  the real  rate of  return  from an  investment  in the  Fund;  (d) other statistics  such as gross  national  product  or gross  domestic  product of the
United  States or other  countries  or  regions,  net import and export  figures derived from governmental publications (e.g., The Survey of Current Business) or
other  independent  parties  (e.g.,  the  Investment  Company   Institute),   to
illustrate investment attributes to the Funds or the general economic, business, investment,  or financial  environment  in which the Funds  operate;(e)  various financial,  economic and market  statistics  developed  by brokers,  dealers and other persons to illustrate aspects of a Fund's performance;  (f) the sectors or industries  in which the Funds  invest  compared to relevant  indexes or surveys
(e.g.,  S&P  Industry   Surveys)  in  order  to  evaluate  the  Funds'  historic
performance  or  current or  potential  value  with  respect  to the  particular industry or sector;  (g) a hypothetical or model portfolio;  or (h) other mutual funds.  The Funds also may  discuss  and  compare in  advertising  the  relative performance  of  various  types of  investment  instruments  including,  but not limited to, certificates of deposit,  ordinary interest savings accounts,  other forms of fixed or variable time deposits,  qualified  retirement plans,  stocks,
Treasury  securities,  and bonds, over various time periods and covering various holding periods.  Such  comparisons may compare these  investment  categories to each other or to changes in the Consumer Price Index. In addition, the Funds may quote various  measures of volatility  and benchmark  correlation in advertising and other  materials and may compare these  measures to those of indexes,  other funds or types of investments.

The Funds'  advertisements  may also include rankings or ratings of its transfer agent,  and  of  the  investor  services  provided  by  the  transfer  agent  to shareholders  of the  Security  Funds  other than  performance  rankings  of the
Security Funds themselves. Those ratings or rankings of shareholder and investor services by third  parties may include  comparisons  of their  services to those provided  by other  mutual  fund  families  selected  by the  rating or  ranking services.  They may be based upon the opinions of the rating or ranking  service itself,  using its  research or judgment,  or based upon  surveys of  investors, brokers, shareholders or others.

The Funds, in their  advertisements,  may refer to pending legislation from time to time and the possible  effect of such  legislation  on investors,  investment strategy and related  matters.  This would  include any tax  proposals and their effect on marginal tax rates and tax-equivalent yields.

From time to time,  advertisements  may include  general  information  about the services and  products  offered by the Security  Funds,  Security  Distributors,
Inc., and Security  Benefit Life  Insurance  Company and its  subsidiaries.  For example,  such  advertisements may include  statistical  information about those entities  including,  but not  limited  to, the  number of  current  shareholder accounts,  the  amount  of  assets  under  management,  sales  information,  the distribution  channels  through  which the  entities'  products  are  available, marketing  efforts  and  statements  about  this  information  by the  entities'
officers, directors and employees.

All performance information that the Funds advertise is historical in nature and is not  intended to  represent or  guarantee  future  results.  The value of the
Funds'  shares  when  redeemed  may be more or less than  their  original  cost.
Performance information may be quoted numerically or presented in a table, graph or other illustration.  The Funds' returns and share price are not guaranteed or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.

In connection with a ranking, the Funds may provide additional information, such as the  particular  category to which it is related,  the number of funds in the category,  the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.  In assessing comparisons of performance,  you should keep in mind that the composition of the investments in the reported indexes and averages is not identical to any Fund's portfolios, the indexes and  averages are  generally  unmanaged,  and the items  included in the calculations  of the averages may not be identical to the formula used by a Fund to calculate its figures. For example, unmanaged indexes may assume reinvestment of dividends  but generally do not reflect  deductions  for  administrative  and management  costs.  In addition,  there can be no assurance  that the Funds will continue their performance as compared to these other averages.

RETIREMENT PLANS

Diversified  Income,  High Yield and Cash Funds offer  tax-qualified  retirement plans for individuals  (Individual  Retirement  Accounts,  known as IRAs),  Roth
IRAs,  SIMPLE IRAs,  several  prototype  retirement plans for the  self-employed
(Keogh plans),  pension and  profit-sharing  plans, and Section 403(b) custodial account plans for employees of public school systems and  organizations  meeting the  requirements  of Section  501(c)(3) of the Internal  Revenue  Code.  Actual
documents and detailed  materials  about the plans will be provided upon request to the Distributor.

Purchases of  Diversified  Income,  High Yield and Cash Fund shares under any of these  plans  are  made at the  public  offering  price  next  determined  after contributions  are  received by the  Distributor.  Shares owned under any of the plans have full dividend and redemption privileges.  Depending upon the terms of the  particular  plan,  retirement  benefits  may be  paid  in a lump  sum or in installment  payments over a specified period.  There are possible penalties for premature distributions from such plans.

Security Management  Company,  LLC is available to act as custodian for IRAs and
403(b) custodial account plans on a fee basis.  Beginning in 2002, the custodian of the plans will become UMB Bank,  n.a. For IRAs,  Roth IRAs,  SIMPLE IRAs, and
Simplified  Employee  Pension  (SEP)  plans,  service  fees for  such  custodial services currently are $10 for annual  maintenance of the account.  Service fees for Section 403(b) Retirement Plans are set forth in "403(b)  Retirement Plans,"
page 64.  Service  fees for other  types of plans will  vary.  These fees may be deducted from the plan assets. Optional supplemental services are available from
Security  Benefit Life  Insurance  Company or other  affiliates  for  additional charges.

Retirement  investment programs involve commitments covering future years. It is important  that the investment  objective and structure of  Diversified  Income,
High  Yield  and Cash  Funds be  considered  by the  investors  for such  plans.
Investments in insurance and annuity contracts also may be purchased in addition to shares of the Funds.

A brief description of the available tax-qualified  retirement plans is provided below.  However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself.  Therefore, no attempt is made to provide  more than general  information  about the various types of qualified plans.  Because Municipal Bond Fund's investment objective is to obtain a high level of interest  income exempt from federal taxes,  Municipal
Bond Fund is not an appropriate investment for retirement plans.

Investors  are  urged to  consult  their  own  attorneys  or tax  advisers  when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT
ACCOUNTS (IRAS)

Individual  Retirement  Account  Custodial  Agreements  are available to provide investment in shares of Diversified  Income, High Yield and/or Cash Funds, or in
other funds in the Security Funds. An individual may initiate an IRA through the
Distributor  by executing the custodial  agreement and making a minimum  initial investment  of at least $100.  A $10 annual fee is charged for  maintaining  the account.

TRADITIONAL  IRAS.  If you are under age 70 1/2, and you (or if you file a joint return, your spouse) have taxable compensation, you may set up a Traditional IRA and make annual IRA  contributions  of 100% of your taxable  compensation or the applicable dollar amount as shown in the table below, whichever is less:

-------------------------- -----------------
        TAX YEAR                AMOUNT
-------------------------- -----------------
        2002-2004               $3,000
        2005-2007               $4,000
   2008 and thereafter          $5,000
-------------------------- -----------------

The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2008 tax year. Taxable income includes wages,  salaries, and other  amounts  reported  in  box 1 of  Form  W-2,  as  well  as  earnings  from self-employment.  If you file a joint  return and your taxable  compensation  is less  than  that  of  your  spouse,  you  may  make  annual  contributions  to a
Traditional IRA equal to the lesser of the applicable sum set forth in the table above,  or the  sum of (i)  your  taxable  compensation  and  (ii)  the  taxable compensation  of your spouse,  reduced by the amount of his or her IRA deduction for the year.  If you are age 50 or over,  you may make an  additional  catch up contribution to your  Traditional IRA of $500 during the tax years of 2002-2005, or $1,000 for the 2006 tax year or any year thereafter. Amounts contributed to a
Traditional  IRA  generally  are  deductible  for federal  income tax  purposes.
However,  if you were covered by an employer retirement plan, the amount of your contribution  to a  Traditional  IRA  that you may  deduct  will be  reduced  or eliminated  if your  modified  adjusted  gross income  exceeds  certain  amounts
($54,000  for a married  couple  filing a joint  return and $34,000 for a single taxpayer in 2002, $60,000 for a married couple filing a joint return and $40,000 for a single  taxpayer  in 2003).  If your  spouse  is  covered  by an  employer retirement plan but you are not, you may be able to deduct your contributions to a Traditional IRA; however,  the deduction will be reduced or eliminated if your adjusted gross income on a joint return exceeds  $150,000.  Even if your ability to deduct  contributions  to a  Traditional  IRA is limited,  you may still make contributions up to the limits described above. In general,  you may also make a contribution  to a  Traditional  IRA by  "rolling  over" all or a  portion  of a distribution you receive from a qualified  retirement plan (such as a pension or profit-sharing  plan, a 401(k) plan, a 403(b)  tax-sheltered  annuity,  or a 457 deferred  compensation  plan  maintained  by a  governmental  entity) or another
Traditional  IRA.  Amounts  distributed  from a  Traditional  IRA  and  eligible rollover distributions from qualified retirement plans will not be includible in income if they are  contributed to a Traditional  IRA in a rollover  transaction which  meets  certain  conditions;  however,  a federal  withholding  tax may be imposed  on such  distributions.  Consult  your  professional  tax  adviser  for complete details on Traditional IRAs.

In addition to annual  contributions,  total  distributions  and certain partial distributions from certain  employer-sponsored  retirement plans may be eligible to be reinvested  into a traditional  IRA if the  reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

Regardless  of your age, you may be able to establish a Roth IRA.  Contributions to Roth IRAs are not deductible for federal income tax purposes. However, if all of the applicable  requirements are met, earnings in the account  accumulate tax free, and all withdrawals are also tax free. Generally,  you may contribute sums annually to a Roth IRA equal to the applicable  dollar amount shown in the table below:

-------------------------- -----------------
        TAX YEAR                AMOUNT
-------------------------- -----------------
        2002-2004               $3,000
        2005-2007               $4,000
   2008 and thereafter          $5,000
-------------------------- -----------------

However,  your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently  $150,000 for a married couple filing a joint return and $95,000 for a single taxpayer).  If you are age 50 or over,  you may make an additional  catch up  contribution  to your
Roth IRA of $500 during the tax years of 2002-2005 or $1,000 if it is during the
2006 tax year or any year thereafter.  In addition, if you make contributions to both a Traditional IRA and a Roth IRA, your contribution  limit for the Roth IRA will be reduced by the amount of the  contribution  you make to the  Traditional
IRA. If certain  requirements  are met,  and (i) your  modified  adjusted  gross income is not more than  $100,000,  and (ii) you are not  married  and  filing a separate tax return,  you can roll over amounts from a Traditional IRA to a Roth
IRA. The amount rolled over generally  will be included in your taxable  income.
You may also roll over amounts  from one Roth IRA to another  Roth IRA.  Consult your professional tax adviser for complete details on Roth IRAs.

COVERDELL EDUCATION SAVINGS ACCOUNTS

A Coverdell  Education  Savings Account is a trust or custodial  account created for the  purpose  of paying  the  qualified  elementary,  secondary,  and higher education expenses of a designated  beneficiary,  i.e., a child under the age of
18 (or a  special  needs  beneficiary)  at the  time  of the  contributions.  In general,  for elementary and secondary  schools,  qualified  education  expenses include expenses  incurred while the beneficiary is in attendance or enrolled at an  elementary  or secondary  school  (i.e.,  kindergarten  through grade 12, as defined by state law).  The school may be either a public,  private or religious school.  Elementary  and  secondary  education  expenses  include  expenses  for tuition,  fees, books,  supplies and equipment,  academic tutoring,  purchase of computer  technology or equipment or Internet  access or related  services;  and expenses for room and board,  uniforms,  transportation and supplementary  items and services as required or provided by the school.  Qualified  higher education expenses  include  expenses for tuition,  fees,  books,  supplies and  equipment required for the  designated  beneficiary  of the  Coverdell  Education  Savings
Account  to  attend  an  eligible   educational   institution,   which  includes
essentially  all  accredited  post-secondary   educational   institutions.   Any
individual may make  contributions to a Coverdell  Education  Savings Account so long  as his or her  modified  adjusted  gross  income  is  less  than  $110,000
($220,000 for married taxpayers filing jointly). The maximum total contributions that may be made to a  Coverdell  Education  Savings  Account  for each child is
$2,000 per year.  This  limit is reduced  for  single  taxpayers  with  modified adjusted  gross income  between  $95,000 and  $110,000 and between  $190,000 and
$220,000 for married taxpayers filing joint returns.  Generally,  amounts may be rolled  over from a Coverdell  Education  Savings  Account to another  Coverdell
Education  Savings Account  established for the same  beneficiary or for certain members of the beneficiary's family. Beneficiaries may make tax free withdrawals
from  Coverdell   Education  Savings  Accounts  to  pay  qualified   elementary,
secondary,  and higher education expenses.  Other withdrawals  generally will be subject to tax.  Consult your  professional  tax adviser for complete details on
Coverdell Education Savings Accounts.

SIMPLE IRAS

The Small Business Job Protection Act of 1996 created a new retirement plan, the
Savings  Incentive Match Plan for Employees of Small  Employers  (SIMPLE Plans).
SIMPLE  Plan   participants   must  establish  a  SIMPLE  IRA  into  which  plan
contributions will be deposited.

In general,  a SIMPLE plan may be established by any employer,  including a sole proprietorship,  partnership or corporation,  with 100 or fewer  employees,  and must be the only retirement plan maintained by the employer. Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible  employee which, in general,  includes all  employees  who received at least $5,000 in  compensation during  any two  years  preceding  the  year  for  which  eligibility  is  being determined (i.e., the current year) and is reasonably  expected to earn at least
$5,000  during the current year. As with  SEP-IRAs,  SIMPLE IRAs are  individual accounts  owned by each  eligible  employee.  Under a SIMPLE IRA plan,  eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA.
(These  contributions  are  referred  to  as  "elective   deferrals.")  Elective
deferrals are based on a stated percentage of the employee's  compensation,  and are  limited  to the  applicable  dollar  amount  per year as shown in the table below:

-------------------------- ------------------------
        TAX YEAR               DEFERRED AMOUNT
-------------------------- ------------------------
          2002                     $ 7,000
          2003                     $ 8,000
          2004                     $ 9,000
   2005 and thereafter             $10,000
-------------------------- ------------------------

The $10,000  limit will be adjusted  for  inflation in $500  increments  for tax years  beginning  after the 2005 tax year.  If you are age 50 or over,  catch up contributions  can be made to your  SIMPLE  IRA  during the tax years and at the rates set forth in the table below:

-------------------------- ------------------------
        TAX YEAR                 ADDITIONAL
                               CATCH UP AMOUNT
-------------------------- ------------------------
          2002                      $ 500
          2003                     $1,000
          2004                     $1,500
          2005                     $2,000
   2006 and thereafter             $2,500
-------------------------- ------------------------

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. Elective deferrals are included in employees'
gross income only for Social Security and Medicare tax purposes (i.e.,  they are not included in wages for federal income tax purposes).  In addition to elective deferrals by employees, under a SIMPLE IRA plan, employers must make either: (i)
matching  contributions  equal to each  employee's  elective  deferral,  up to a maximum of 3% of the employee's compensation,  or (ii) nonelective contributions of 2% of compensation  for each eligible  employee  (subject to reduction and to certain  limits).  Employer  contributions  to  SIMPLE  IRAs are  excluded  from employees'  gross  income  and  are  deductible  by the  employer.  SIMPLE  IRAs generally are subject to the same  distribution and rollover rules that apply to
Traditional IRAs. However, a rollover from a SIMPLE IRA to a Traditional IRA can be made tax free only after the employee has participated in the SIMPLE IRA plan for at least two years.

PENSION AND PROFIT-SHARING PLANS

Prototype pension or  profit-sharing  plans meeting the requirements of Internal
Revenue Code Section 401(a) are available.  Information  concerning  these plans may be obtained from Security Distributors, Inc.

403(B) RETIREMENT PLANS

Employees of public  school  systems and  tax-exempt  organizations  meeting the requirements of Internal Revenue Code Section  501(c)(3) may purchase  custodial account plans funded by their employers with shares of Diversified Income and/or
High Yield Funds or other funds in the Security  Funds in  accordance  with Code
Section  403(b).  Class S shares are not available to custodial  accounts of the
Investment  Manager and Class A shares may not be available to custodial account plans of the  Investment  Manager  opened on or after June 5, 2000.  The minimum initial or subsequent  investment in a custodial  account plan is $50. An annual administration  fee of $25 is required for each custodial account with a balance less than $25,000 and a $5  withdrawal  fee will be charged  when any  custodial account is closed.

Employees  who purchase  custodial  account  plans may request  loans from their custodial accounts. An administration fee of $125 will be charged at the time of application for a loan and a $50 loan maintenance fee will be deducted each year from the account  balance.  Loan repayments will be treated as purchases for the purpose  of  determining  any  applicable  deferred  sales  charge.  See "How to
Purchase Shares," page 32, for a discussion of the application of deferred sales charges to Class B and Class C shares.  Loans may not be available  from certain accounts,  including those opened prior to June 5, 2000. Please contact Security
Management Company, LLC concerning loan availability.

Section 403(b) plans are subject to numerous restrictions on the amount that may be  contributed,  the persons who are  eligible  to  participate,  the time when distributions may commence, and the number and amount of any loans requested.

SIMPLIFIED EMPLOYEE
PENSION (SEP) PLANS

SEP-IRAs  are IRAs that are created in  connection  with a  simplified  employee pension  ("SEP")  established and maintained by a  self-employed  individual,  a partnership  or a  corporation.  SEP-IRAs  must be created  for each  qualifying employee of the  employer  that  establishes  a SEP. In  general,  a  qualifying employee is an employee  who has: (i) reached the age of 21; and (ii) worked for the employer at least three out of the past five years. Each SEP-IRA is owned by the  employee for whom it is created;  assets of a SEP are not pooled  together.
SEPs must  provide for  discretionary  employer  contributions.  In other words, employers are not required to make  contributions  to SEP-IRAs each year, but if they do make  contributions for any year, the  contributions  must be based on a specific  allocation  formula set forth in the SEP, and must not discriminate in favor of highly compensated  employees.  Contributions to SEP-IRAs generally are deductible by the employer,  subject to certain  limitations.  Contributions  to
SEP-IRAs  of  self-employed   individuals  are  subject  to  certain  additional
limitations.  SEP-IRAs  generally  are  subject  to the  same  distribution  and rollover rules that apply to Traditional IRAs.

FINANCIAL STATEMENTS

The audited financial statements of the Funds, which are contained in the Funds'
Annual Report dated  December 31, 2001,  are  incorporated  herein by reference.
Copies  of the  Annual  Report  are  provided  to every  person  requesting  the
Statement of Additional Information.

TAX-EXEMPT VS. TAXABLE INCOME

The following  table shows the approximate  taxable yields for individuals  that are  equivalent to tax-exempt  yields using the 2001 tax rates  contained in the
Code. The table  illustrates what you would have to earn on taxable  investments to equal a given  tax-exempt  yield in your federal  income tax bracket.  Locate your income  (after  deductions  and  exemptions),  then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable yield you  would  need to match a given  tax-free  yield.  There  is,  of  course,  no assurance  that  an  investment  in  Municipal  Bond  Fund  will  result  in the realization of any particular return.

-------------------------------------------------------------------------------------------
                                           YOUR
                                          INCOME
                                            TAX
                                          BRACKET
          IF YOUR TAXABLE INCOME IS:        IS:                AND A TAX-FREE YIELD OF:
----------------------------------------           ----------------------------------------
 JOINT RETURN      SINGLE RETURN         5%    6%     7%     8%     9%    10%    11%   12%
-------------------------------------------------------------------------------------------

         2001

      0- 45,200        0- 27,050  15.0% 5.88  7.06   8.24   9.41  10.59  11.76  12.94 14.12
 45,201-109,250   27,051- 65,550  27.5  6.90  8.28   9.66  11.03  12.41  13.79  15.17 16.55
109,251-166,500   65,551-136,750  30.5  7.19  8.63  10.07  11.51  12.95  14.39  15.83 17.27
166,501-297,350  136,751-297,350  35.5  7.75  9.30  10.85  12.40  13.95  15.50  17.05 18.60
297,351 and over 297,351 and over 39.1  8.21  9.85  11.49  13.14  14.78  16.42  18.06 19.70

-------------------------------------------------------------------------------------------

                                  APPENDIX A
-------------------------------------------------------------------------------------------

CLASS A SHARES OF DIVERSIFIED INCOME, HIGH YIELD AND
MUNICIPAL BOND FUNDS

REDUCED SALES CHARGES -- Initial sales charges may be reduced or eliminated  for persons or organizations  purchasing Class A shares of Diversified  Income, High
Yield and Municipal  Bond Funds alone or in  combination  with Class A shares of other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation,  a Statement of Intention or Letters of Intent,  the
term  "Purchaser"  includes the following  persons:  an  individual;  his or her spouse and children  under the age 21; a trustee or other  fiduciary of a single trust estate or single  fiduciary  account  established  for their  benefit;  an organization  exempt from federal income tax under Section  501(c)(3) or (13) of the  Internal  Revenue  Code;  or a pension,  profit-sharing  or other  employee benefit plan whether or not qualified under Section 401 of the Internal  Revenue
Code.

RIGHTS OF  ACCUMULATION  -- To reduce sales charges on purchases of  Diversified
Income Fund, High Yield Fund or Municipal Bond Fund, a Purchaser may combine all previous  purchases with a contemplated  current purchase of Class A shares of a
Fund for the purpose of determining  the sales charge  applicable to the current purchase.  For  example,  an investor  who already owns Class A shares of a Fund either worth $30,000 at the applicable  current  offering price or purchased for
$30,000 and who invests an  additional  $25,000,  is entitled to a reduced sales charge of 3.75% on the latter purchase.  The Distributor must be notified when a sale takes  place which  would  qualify  for the reduced  charge on the basis of previous  purchases  subject to confirmation of the investor's  holdings through the Fund's records.  Rights of accumulation apply also to purchases representing a combination of the Class A shares of Diversified Income Fund, High Yield Fund,
Municipal  Bond Fund,  Security  Growth and  Income,  Security  Ultra  Fund,  or
Security  Equity Fund in those states where shares of the Funds being  purchased are qualified for sale.

STATEMENT  OF  INTENTION -- A Purchaser  in  Diversified  Income,  High Yield or
Municipal  Bond  Fund may sign a  Statement  of  Intention,  which may be signed within 90 days after the first purchase to be included  thereunder,  in the form provided by the Distributor  covering purchases of Diversified Income Fund, High
Yield Fund,  Municipal  Bond Fund,  Security  Equity Fund,  Security  Growth and
Income Fund, or Security  Ultra Fund to be made within a period of 13 months (or a 36-month  period for  purchases  of $1  million  or more) and  thereby  become eligible for the reduced  front-end sales charge applicable to the actual amount purchased under the Statement.  Five percent (5%) of the amount specified in the
Statement of  Intention  will be held in escrow  shares  until the  Statement is completed or  terminated.  The shares so held may be redeemed by the Fund if the investor is  required to pay  additional  sales  charge  which may be due if the amount of  purchases  made by the  investor  during the period the  Statement is effective is less than the total specified in the Statement of Intention.

A Statement  of  Intention  may be revised  during the  13-month  period (or, if
applicable,   36-month   period).   Additional  Class  A  shares  received  from
reinvestment  of income  dividends and capital gains  distributions  (if any are realized)  are  included in the total  amount used to  determine  reduced  sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. An investor  considering  signing such an agreement should read the Statement of Intention carefully.  A Statement of Intention form may be obtained from the Investment Manager.

REINSTATEMENT  PRIVILEGE  --Shareholders  who  redeem  their  Class A shares  of
Diversified  Income Fund, High Yield Fund or Municipal Bond Fund have a one-time privilege  (1) to  reinstate  their  accounts by  purchasing  shares of the Fund without a sales charge up to the dollar amount of the  redemption  proceeds,  or
(2) to the extent the redeemed  shares would have been eligible for the exchange privilege,  to purchase Class A shares of another of the Funds,  Security Equity
Fund,  Security Ultra Fund, or Security  Growth and Income Fund up to the dollar amount of the  redemption  proceeds at a sales  charge  equal to the  additional sales charge,  if any, which would have been  applicable had the redeemed shares been exchanged pursuant to the exchange privilege. Written notice and a check in the amount of the reinvestment  from eligible  shareholders  wishing to exercise this  reinstatement  privilege  must be received by the Fund within  thirty days after the  redemption  request was  received  (or such  longer  period as may be permitted by rules and regulations  promulgated under the Investment Company Act of 1940).  The net asset  value  used in  computing  the  amount of shares to be issued upon  reinstatement  or  exchange  will be the net asset value on the day that notice of the exercise of the  privilege is received.  Shareholders  making use of the reinstatement  privilege should note that any gains realized upon the redemption  will be taxable  while any losses  may be  deferred  under the "wash sale" provision of the Internal Revenue Code.

                            PART C. OTHER INFORMATION

ITEM 23.      EXHIBITS

(a)    Articles of Incorporation(1)
(b)    By-laws(9)
(c)    Specimen copy of share certificate for Registrant's shares of capital stock(9)
(d)    (1)    Investment Advisory Contract(9)
       (2)    Sub-Advisory Agreement(7)
(e)    (1)    Distribution Agreement(1)
       (2)    Class B Distribution Agreement(2)
       (3)    Underwriter-Dealer Agreement(4)
(f)    Form of Non-Qualified Deferred Compensation Plan(3)
(g)    Form of Custody Agreement - UMB Bank, n.a.(11)
(h)    Administrative Services and Transfer Agency Agreement
(i)    Legal Opinion(12)
(j)    Consent of Independent Auditors
(k)    Not applicable
(l)    Not applicable
(m)    (1)    Class A Distribution Plan
       (2)    Class B Distribution Plan
       (3)    Shareholder Service Agreement(11)
(n)    Security Funds Multiple Class Plan(5)
(o)    RESERVED
(p)    Code of Ethics
       (1)    Security Funds, Security Management Company, LLC ("SMC"), and Security
              Distributors, Inc.(10)
       (2)    Sub-Adviser Code of Ethics - Salomon Brothers Asset Management, Inc.(12)
(q)    Power of Attorneys(10)

(1)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 18 to Registration Statement No.
      2-73223 (filed April 30, 1998).

(2)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 17 to Registration Statement No.
      2-73223 (filed February 27, 1998).

(3)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 16 to Registration Statement No.
      2-73223 (filed April 30, 1997).

(4)   Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Income Fund's  Post-Effective  Amendment No. 70 to Registration  Statement
      No. 2-38414 (filed April 12, 2001).

(5)   Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Income Fund's  Post-Effective  Amendment No. 64 to Registration  Statement
      No. 2-38414 (filed November 29, 1999).

(6)   Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Equity Fund's  Post-Effective  Amendment No. 87 to Registration  Statement
      No. 2-19458 (filed January 28, 2000).

(7)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 19 to Registration Statement No.
      2-73223 (filed April 29, 1999).

(8)   Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Equity Fund's  Post-Effective  Amendment No. 88 to Registration  Statement
      No. 2-19458 (filed February 16, 2000).

(9)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 20 to Registration Statement No.
      2-73223 (filed February 28, 2000).

(10)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Equity Fund's  Post-Effective  Amendment No. 90 to Registration  Statement
      No. 2-19458 (filed November 20, 2000).

(11)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Income Fund's  Post-Effective  Amendment No. 71 to Registration  Statement
      No. 2-38414 (filed January 11, 2002).

(12)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 22 to Registration Statement No.
      2-73223 (filed April 12, 2001).

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable.

ITEM 25.      INDEMNIFICATION.

A policy of insurance covering Security Management Company, LLC, its affiliates, including  Security  Distributors,  Inc., and all of the  registered  investment companies advised by Security Management  Company,  LLC insures the Registrant's directors  and officers  and others  against  liability  arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph  30 of  Registrant's  Bylaws,  dated  February  3, 1995,  provides  as follows:

30.   INDEMNIFICATION  AND LIABILITY OF DIRECTORS AND OFFICERS.  Each person who is or was a Director or officer of the Corporation or is or was serving at the  request  of the  Corporation  as a  Director  or  officer  of another corporation (including the heirs, executors,  administrators and estate of such person) shall be  indemnified  by the  Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended,  against any liability,  judgment, fine, amount paid in settlement,  cost and expense  (including  attorneys'
      fees)  asserted  or  threatened  against  and  incurred  by such person in his/her  capacity  as or arising  out of his/her  status as a Director  or officer  of  the  Corporation  or,  if  serving  at  the  request  of  the
      Corporation,  as  a  Director  or  officer  of  another  corporation.  The indemnification provided by this bylaw provision shall not be exclusive of any other  rights to which those  indemnified  may be  entitled  under the
      Articles of  Incorporation,  under any other bylaw or under any agreement, vote of stockholders or  disinterested  directors or otherwise,  and shall not limit in any way any  right  which  the  Corporation  may have to make different or further indemnification with respect to the same or different persons or classes of persons.

      No  person  shall be  liable  to the  Corporation  for any  loss,  damage, liability  or expense  suffered  by it on  account of any action  taken or omitted to be taken by him/her as a director or officer of the Corporation or of any other  corporation  which he serves as a Director  or officer at the  request of the  Corporation,  if such person (a)  exercised  the same degree of care and skill as a prudent man would have  exercised  under the circumstances  in the  conduct  of  his/her  own  affairs,  or (b) took or omitted to take such  action in  reliance  upon  advice of counsel for the
      Corporation,  or for such other  corporation,  or upon  statement  made or information furnished by Directors,  officers,  employees or agents of the
      Corporation, or of such other corporation,  which he/she had no reasonable grounds to disbelieve.

      In the event any provision of this Section 30 shall be in violation of the
      Investment  Company  Act  of  1940,  as  amended,  or  of  the  rules  and regulations promulgated  thereunder,  such provisions shall be void to the extent of such violations.

On  April  22,  1988,  the   shareholders   approved  the  Board  of  Directors'
recommendation  that the  Articles of  Incorporation  be amended by adopting the following Article Fifteenth:

      "A director  shall not be personally  liable to the  corporation or to its stockholders  for  monetary  damages  for  breach of  fiduciary  duty as a director,  provided that this  sentence  shall not eliminate nor limit the liability of a director:

      A.     for any breach of his or her duty of loyalty to the  corporation or to its stockholders;

      B.     for  acts  or  omissions   not  in  good  faith  or  which  involve
             intentional misconduct or a knowing violation of law;

      C.     for any unlawful  dividend,  stock purchase or redemption under the provisions  of  Kansas  Statutes  Annotated  (K.S.A.)  17-6424  and
             amendments thereto; or

      D.     for any  transaction  from which the  director  derived an improper personal benefit."

Insofar as  indemnification  for liability  arising under the  Securities Act of
1933 may be permitted to  directors,  officers  and  controlling  persons of the
Registrant pursuant to the foregoing  provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities  and Exchange  Commission such  indemnification  is against  public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the Registrant of expenses incurred or paid by a director,  officer or  controlling  person of the registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

Security Management Company,  LLC also acts as investment adviser to Diversified
Income and High Yield  Series of Security  Income  Fund,  Security  Equity Fund,
Security Ultra Fund, Security Growth and Income Fund, Security Cash Fund and SBL
Fund.

NAME, BUSINESS* AND OTHER CONNECTIONS OF THE EXECUTIVE OFFICERS AND DIRECTORS OF
 REGISTRANT'S ADVISER

JAMES R. SCHMANK

PRESIDENT AND MANAGING MEMBER  REPRESENTATIVE--Security  Management Company, LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
Group, Inc.
PRESIDENT AND  DIRECTOR--Security  Growth and Income Fund;  Security  Cash Fund;
 Security  Municipal  Bond Fund;  Security  Ultra Fund;  Security  Equity  Fund;
 Security Income Fund; SBL Fund
DIRECTOR--Security Distributors, Inc.
DIRECTOR,  VICE PRESIDENT AND  TREASURER--First  Security Benefit Life Insurance
 and Annuity Company of New York
DIRECTOR AND TREASURER--First Advantage Insurance Agency, Inc.
DIRECTOR--Security Financial Resources, Inc.
DIRECTOR--Stormont-Vail Foundation, 1500 SW 10th, Topeka, Kansas
DIRECTOR AND PAST PRESIDENT--Auburn-Washburn  Public Schools Foundation, 5928 SW
 53rd, Topeka, Kansas
TRUSTEE--Eugene P. Mitchell Charitable Remainder Unit Trust (Family Trust)
TRUSTEE AND INVESTMENT COMMITTEE CHAIRMAN--Topeka Community Foundation,  1315 SW
 Arrowhead Road, Topeka, Kansas
PAST  DIRECTOR--Business  Improvement  District,  906 S. Kansas Avenue,  Topeka,
 Kansas

JOHN D. CLELAND

SENIOR VICE PRESIDENT AND MANAGING  MEMBER  REPRESENTATIVE--Security  Management
 Company, LLC
CHAIRMAN OF THE BOARD AND  DIRECTOR--Security  Cash Fund;  Security Income Fund;
 Security  Municipal  Bond Fund;  SBL Fund;  Security  Growth  and Income  Fund;
 Security Equity Fund; Security Ultra Fund
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
 Group, Inc.
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE AND TREASURER--Mount Hope Cemetery Company, 4700 SW 17th, Topeka, Kansas
CHAIRMAN, POOLED MONEY INVESTMENT BOARD--State of Kansas, Topeka, Kansas
TRUSTEE AND CHAIRMAN OF THE ENDOWMENT COMMITTEE--Jayhawk Area Council of the Boy
 Scouts of America, 1020 SE Monroe, Topeka, Kansas
PAST TRUSTEE AND INVESTMENT  COMMITTEE  CHAIRMAN--Topeka  Community  Foundation,
 1315 SW Arrowhead Road, Topeka, Kansas

DONALD J. SCHEPKER

SENIOR VICE PRESIDENT--Security Management Company, LLC
SENIOR VICE PRESIDENT,  CHIEF FINANCIAL OFFICER AND TREASURER--Security  Benefit
   Life Insurance Company; Security Benefit Group, Inc.

DIRECTOR AND TREASURER--Security Financial Resources, Inc.
VICE-PRESIDENT--Security Financial Resources Collective Investments, LLC
DIRECTOR AND TREASURER--Security Benefit Academy, Inc.
DIRECTOR AND  VICE-PRESIDENT--First  Security Benefit Life Insurance and Annuity
 Company of New York
DIRECTOR--United  Way of Greater Topeka,  1315 Arrowhead Road,  Topeka,  Kansas;
 Better  Business  Bureau of Northeast  Kansas,  Inc., 501 Jefferson,  Suite 24,
 Topeka, Kansas
DIRECTOR AND PAST PRESIDENT--Topeka Civic Theatre & Academy, 3028 SW 8th Avenue,
 Topeka, Kansas

MARK E. YOUNG

VICE PRESIDENT--Security Management Company, LLC
SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
 Group, Inc.
DIRECTOR--Security Distributors, Inc.
TRUSTEE AND TREASURER--Topeka Zoological Foundation, Topeka, Kansas
DIRECTOR  AND   TREASURER--Northeast   Kansas   Chapter  of  Financial   Service
 Professionals

TERRY A. MILBERGER

SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company,
 LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
 Group, Inc.
VICE  PRESIDENT--Security  Equity  Fund;  SBL Fund
BOARD MEMBER--Topeka Parks and Recreation  Foundation,  City Hall, 215 East 7th,
 Room 259, Topeka, Kansas

AMY J. LEE

VICE PRESIDENT,  ASSOCIATE  GENERAL  COUNSEL AND  ASSISTANT  SECRETARY--Security
   Benefit Life Insurance Company; Security Benefit Group, Inc.
SECRETARY--Security  Management  Company,  LLC;  Security  Distributors,   Inc.;
   Security  Cash Fund;  Security  Equity Fund;  Security  Municipal  Bond Fund;
   Security  Ultra Fund;  SBL Fund;  Security  Growth and Income Fund;  Security
   Income Fund; Security Financial Resources Collective Investments,  LLC; First
   Advantage Insurance Agency, Inc.
DIRECTOR--Midland  Hospice Care,  Inc.,  200 SW Frazier  Court,  Topeka,  Kansas
 66606; YWCA, 225 SW 12th Street, Topeka, Kansas

BRENDA M. HARWOOD

ASSISTANT VICE PRESIDENT AND TREASURER--Security Management Company, LLC
TREASURER--Security Equity Fund; Security Ultra Fund; Security Growth and Income
 Fund;  Security Income Fund;  Security Cash Fund; SBL Fund;  Security Municipal
 Bond Fund
ASSISTANT VICE  PRESIDENT--Security  Benefit Life  Insurance  Company;  Security
 Benefit Group, Inc.
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.

STEVEN M. BOWSER

VICE PRESIDENT AND SENIOR PORTFOLIO  MANAGER--Security  Management Company, LLC;
   Security Benefit Life Insurance Company; Security Benefit Group, Inc.
VICE PRESIDENT--Security Income Fund; SBL Fund

CINDY L. SHIELDS

VICE PRESIDENT AND SENIOR PORTFOLIO  MANAGER--Security  Management Company, LLC;
   Security Benefit Life Insurance Company; Security Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund
DIRECTOR--ERC Resource and Referral, 1710 SW 10th, Topeka, Kansas

JAMES P. SCHIER

VICE PRESIDENT AND SENIOR PORTFOLIO  MANAGER--Security  Management Company, LLC;
   Security Benefit Life Insurance Company; Security Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund; Security Ultra Fund

CHRISTOPHER D. SWICKARD

ASSISTANT  SECRETARY--Security  Management  Company,  LLC;  Security  Cash Fund;
 Security Equity Fund;  Security  Municipal Bond Fund;  Security Ultra Fund; SBL
 Fund; Security Growth and Income Fund; Security Income Fund
SECOND VICE  PRESIDENT AND ASSISTANT  COUNSEL--Security  Benefit Life  Insurance
 Company; Security Benefit Group, Inc.
DIRECTOR AND SECRETARY--Security Benefit Academy, Inc.

DAVID G. TOUSSAINT

ASSISTANT VICE PRESIDENT AND PORTFOLIO  MANAGER--Security Benefit Life Insurance
Company; Security Benefit Group, Inc.; Security Management Company, LLC
VICE PRESIDENT--Security Income Fund and SBL Fund
FORMER VICE PRESIDENT - ADMINISTRATION--AIG Life Companies, Wilmington, Delaware

CHRISTOPHER L. PHALEN

ASSISTANT VICE PRESIDENT AND PORTFOLIO  MANAGER--Security Benefit Life Insurance
Company; Security Benefit Group, Inc.; Security Management Company, LLC
VICE PRESIDENT--Security Income Fund and SBL Fund

FRANK D. MEMMO

VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
 Inc.; Security Management Company, LLC

GREGORY J. GARVIN

SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
 Group, Inc.; Security Management Company, LLC
PRESIDENT AND DIRECTOR--Security  Distributors,  Inc.; First Advantage Insurance
 Agency, Inc.
DIRECTOR--YMCA, 421 Van Buren, Topeka, Kansas

STEWART R. MORRISON

VICE PRESIDENT AND CHIEF  INVESTMENT  OFFICER--Security  Benefit Life  Insurance
 Company; Security Benefit Group, Inc.
SENIOR  VICE  PRESIDENT  AND HEAD OF  FIXED  INCOME  ASSET  MANAGEMENT--Security
 Management Company, LLC
PAST SENIOR VICE PRESIDENT AND CHIEF INVESTMENT  OFFICER--Keyport Life Insurance
 Company

*Located at One Security Benefit Place, Topeka, Kansas 66636-0001

SALOMON BROTHERS ASSET MANAGEMENT INC:

Salomon  Brothers Asset Management Inc,  sub-adviser to Security  Municipal Bond
Fund,  provides  a broad  range  of  investment  advisory  services  to  various individuals and institutional clients located throughout the world and serves as investment adviser to various investment companies.

NAME, BUSINESS* AND OTHER CONNECTIONS OF THE EXECUTIVE OFFICERS AND DIRECTORS OF
 REGISTRANT'S ADVISER

VIRGIL HOWARD CUMMING
DIRECTOR--Salomon Brothers Asset Management Inc.
MANAGING DIRECTOR/CIO--Salomon Smith Barney Inc.

ROSS STEWART MARGOLIES

MANAGING DIRECTOR--Salomon Brothers Asset Management Inc.; Salomon Smith Barney
 Inc.

HEATH BRIAN MCLENDON

CHAIRMAN AND PRESIDENT--SSB Citi Fund Management LLC
MANAGING DIRECTOR--Salomon Smith Barney Inc.
DIRECTOR--The Travelers Investment Management Company

WENDY MURDOCK

EXECUTIVE VICE PRESIDENT--Salomon Smith Barney Inc.

MICHAEL F. ROSENBAUM

MD-SSB/GENERAL COUNSEL-SBAM--Salomon Smith Barney Inc.
CHIEF LEGAL  OFFICER--Salomon  Brothers Asset Management Inc.;  Salomon Brothers
 Asset  Management  Limited;  Salomon  Brothers  Asset  Management  Asia Pacific
 Limited
CORPORATE SECRETARY--The Travelers Investment Management Company GENERAL COUNSEL
TO ASSET MANAGEMENT--Travelers Group Inc.

JEFFREY STUART SCOTT

CHIEF COMPLIANCE OFFICER--Salomon Brothers Asset Management Inc.
COMPLIANCE OFFICER--UBS Asset Management (New York) Inc.

PETER JOHN WILBY

MANAGING DIRECTOR--Salomon Brothers Asset Management Inc.

*Located at 388 Greenwich Street, New York, New York, 10013

ITEM 27.      PRINCIPAL UNDERWRITERS

(a)    Security Equity Fund
       Security Ultra Fund
       Security Growth and Income Fund
       Security Income Fund
       SBL Fund
       Security Financial Resources Collective Investments, LLC Variflex
       Variable  Annuity Account  (Variflex)
       Variflex  Variable  Annuity  Account  (Variflex  ES)
       SBL Variable Life Insurance Account (Varilife)
       SBL Variable Annuity Account VIII (Variflex LS)
       SBL Variable Annuity Account VIII (Variflex Signature)
       SBL Variable Annuity Account VIII (Variflex Extra Credit)
       SBL Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
       SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
       SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
       SBL Variable Annuity Account XIV (NEA Valuebuilder)

(b)             (1)                   (2)                        (3)
       NAME AND PRINCIPAL     POSITION AND OFFICES      POSITION AND OFFICES
       BUSINESS ADDRESS*        WITH UNDERWRITER           WITH REGISTRANT

       Gregory J. Garvin      President and Director    None
       John D. Cleland        Vice President and        Chairman of the Board
                               Director                  and Director
       James R. Schmank       Director                  President and Director
       Mark E. Young          Director                  None
       Amy J. Lee             Secretary                 Secretary
       Tammy Brownfield       Treasurer                 None
       Brenda M. Harwood      Vice President and        Treasurer
                               Director

       *One Security Benefit Place, Topeka, Kansas 66636-0001

(c)    Not applicable.

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section
31(a) of the 1940 Act and the rules  promulgated  thereunder  are  maintained by
Security Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas
66636-0001 and Salomon Brothers Asset Management Inc, 388 Greenwich Street,  New
York,  New York  10013.  Records  relating  to the  duties  of the  Registrant's custodian are  maintained  by UMB Bank,  n.a.,  928 Grand  Avenue,  Kansas City,
Missouri 64106.

ITEM 29.      MANAGEMENT SERVICES.

Not applicable.

ITEM 30.      UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company  Act  of  1940,  the  Registrant  certifies  that  it  meets  all of the requirements for effectiveness of this Registration  Statement  pursuant to Rule
485(b) under the Securities  Act of 1933 and 2has duly caused this  Registration
Statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized,  in the City of Topeka, and State of Kansas on the 1st day of April,
2002.

John D. Cleland                   SECURITY MUNICIPAL BOND FUND
Chairman of the Board             (The Fund)
 and Director

Donald A. Chubb, Jr.         By:                   JAMES R. SCHMANK
Director                          ----------------------------------------------
                                  James R. Schmank, President, Director, and as
                                  Attorney-In-Fact for the Directors Whose Names
Penny A. Lumpkin                  Appear Opposite
Director
                                                  BRENDA M. HARWOOD
                                  ----------------------------------------------
Mark L. Morris, Jr.               Brenda M. Harwood, Treasurer
Director                          (Principal Financial Officer)

Maynard Oliverius
Director